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                                                                   Exhibit 10.45


                       ASSET AND SHARE PURCHASE AGREEMENT

                                  BY AND AMONG

                                SEQUA CORPORATION

                              MEGTEC SYSTEMS, INC.

                        BALDWIN TECHNOLOGY COMPANY, INC.

                            BALDWIN ENKEL CORPORATION

                                 BALDWIN AMAL AB

                                       AND

                        BALDWIN ASIA PACIFIC CORPORATION

                               DATED JULY 20, 2001

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                               TABLE OF CONTENTS

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
LIST OF EXHIBITS AND SCHEDULES ......................................................................    VII

RECITALS ............................................................................................    1

Article I:  GENERAL PROVISIONS ......................................................................    3

         SECTION 1.01.     DEFINITIONS ..............................................................    3

         SECTION 1.02.     CERTAIN OTHER DEFINITIONS AND MEANINGS; INTERPRETATION ...................    3

         SECTION 1.03.     SOLE DISCRETION ..........................................................    4

         SECTION 1.04.     MEGTEC'S KNOWLEDGE .......................................................    4

         SECTION 1.05.     BALDWIN'S KNOWLEDGE ......................................................    4

         SECTION 1.06.     TRANSACTIONS .............................................................    4

Article II:  PURCHASE, SALE AND RELATED MATTERS .....................................................    5

A.       PURCHASE AND SALE OF CERTAIN ASSETS AND ASSUMPTION OF CERTAIN LIABILITIES OF
         ENKEL AND BALDWIN AMAL .....................................................................    5

         SECTION 2.01.     PURCHASE AND SALE OF PURCHASED ASSETS ....................................    5

         SECTION 2.02.     PURCHASED ASSETS .........................................................    6

         SECTION 2.03.     EXCLUDED ASSETS ..........................................................    9

         SECTION 2.04.     ASSUMED OBLIGATIONS ......................................................    11

         SECTION 2.05.     EXCLUDED LIABILITIES .....................................................    13

         SECTION 2.06.     ASSIGNMENT OF CONTRACTS ..................................................    19

B.       PURCHASE AND SALE OF SHARES OF CS PRINTING .................................................    21

         SECTION 2.07.     TRANSFERRED ASSETS .......................................................    21

         SECTION 2.08.     PURCHASE AND SALE OF SHARES ..............................................    21

         SECTION 2.09.     RETAINED ASSETS ..........................................................    21

         SECTION 2.10.     CONTINUING OBLIGATIONS ...................................................    25

         SECTION 2.11.     INDEMNIFIED LIABILITIES ..................................................    27

ARTICLE III:  PURCHASE PRICE ........................................................................    33

         SECTION 3.01.     PURCHASE PRICE ...........................................................    33

         SECTION 3.02.     CLOSING TANGIBLE NET BOOK VALUE ..........................................    33

         SECTION 3.03.     PAYMENT OF ESTIMATED PURCHASE PRICE ......................................    34

         SECTION 3.04.     ADJUSTMENT TO ESTIMATED PURCHASE PRICE ...................................    34

         SECTION 3.05.     ALLOCATION OF PURCHASE PRICE .............................................    36

ARTICLE IV:  CLOSING ................................................................................    37

         SECTION 4.01.     CLOSING ..................................................................    37

Article V:  REPRESENTATIONS AND WARRANTIES OF SEQUA AND MEGTEC ......................................    41

         SECTION 5.01.     CORPORATE ORGANIZATION AND QUALIFICATION .................................    41

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                               TABLE OF CONTENTS
                                  (continued)

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         SECTION 5.02.     AUTHORIZATION OF TRANSACTION .............................................    42

         SECTION 5.03.     NON-CONFLICT .............................................................    42

         SECTION 5.04.     FINDER; BROKERS ..........................................................    42

         SECTION 5.05.     FINANCIAL WHEREWITHAL ....................................................    43

         SECTION 5.06.     LEGAL PROCEEDINGS ........................................................    43

         SECTION 5.07.     DISCLOSURE ...............................................................    43

Article VI: REPRESENTATIONS AND WARRANTIES OF BALDWIN TECHNOLOGY, BALDWIN AMAL, BALDWIN ASIA AND
            BALDWIN ENKEL ..........................................................................     43

         SECTION 6.01.     CORPORATE ORGANIZATION AND QUALIFICATION ................................     43

         SECTION 6.02.     AUTHORIZATION OF TRANSACTION ............................................     44

         SECTION 6.03.     NON-CONFLICT ............................................................     45

         SECTION 6.04.     INVESTMENTS; SUBSIDIARIES ...............................................     46

         SECTION 6.05.     FINANCIAL STATEMENTS ....................................................     47

         SECTION 6.06.     BOOKS AND RECORDS; ACCOUNTING PRACTICES .................................     48

         SECTION 6.07.     ABSENCE OF CERTAIN CHANGES ..............................................     49

         SECTION 6.08.     UNDISCLOSED LIABILITIES .................................................     50

         SECTION 6.09.     RECEIVABLES .............................................................     50

         SECTION 6.10.     INVENTORIES .............................................................     51

         SECTION 6.11.     ACCOUNTS PAYABLE ........................................................     51

         SECTION 6.12.     REAL PROPERTY ...........................................................     51

         SECTION 6.13.     PERSONAL PROPERTY LEASES ................................................     53

         SECTION 6.14.     TAXES ...................................................................     53

         SECTION 6.15.     LEGAL PROCEEDINGS .......................................................     54

         SECTION 6.16.     ORDERS ..................................................................     55

         SECTION 6.17.     COMPLIANCE WITH LEGAL REQUIREMENTS ......................................     56

         SECTION 6.18.     PERMITS .................................................................     57

         SECTION 6.19.     ENVIRONMENTAL MATTERS ...................................................     58

         SECTION 6.20.     TITLE TO PROPERTIES; SUFFICIENCY OF ASSETS ..............................     60

         SECTION 6.21.     PERSONAL PROPERTY .......................................................     61

         SECTION 6.22.     INTELLECTUAL PROPERTY. ..................................................     61

         SECTION 6.23.     SHARED INTELLECTUAL PROPERTY ............................................     66

         SECTION 6.24.     INSURANCE ...............................................................     69

         SECTION 6.25.     EMPLOYEES ...............................................................     70

         SECTION 6.26.     EMPLOYEE BENEFIT PLANS; ERISA ...........................................     72

         SECTION 6.27.     CONTRACTS AND COMMITMENTS ...............................................     74

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                               TABLE OF CONTENTS
                                  (continued)

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         SECTION 6.28.     STATUS OF BACKLOG .......................................................     79

         SECTION 6.29.     LOSS CONTRACTS ..........................................................     79

         SECTION 6.30      PURCHASE COMMITMENTS ....................................................     79

         SECTION 6.31.     BUSINESS CONDUCT ........................................................     79

         SECTION 6.32.     RELATIONSHIPS WITH RELATED PERSONS ......................................     80

         SECTION 6.33.     CUSTOMERS ...............................................................     81

         SECTION 6.34.     SUPPLIERS ...............................................................     82

         SECTION 6.35.     CS PRINTING .............................................................     83

         SECTION 6.36.     BROKERS; FINDERS ........................................................     84

         SECTION 6.37.     DISCLOSURE ..............................................................     84

Article VII:  PRE-CLOSING COVENANTS ................................................................     85

         SECTION 7.01.     CONDUCT OF BUSINESS PRIOR TO THE CLOSING TIME ...........................     85

         SECTION 7.02.     NO PUBLIC ANNOUNCEMENT ..................................................     86

         SECTION 7.03.     ACQUISITION PROPOSALS ...................................................     87

         SECTION 7.04.     RIGHT OF INSPECTION; ACCESS .............................................     87

         SECTION 7.05.     CONSENTS AND APPROVALS ..................................................     88

         SECTION 7.06.     EFFORTS TO CLOSE ........................................................     88

         SECTION 7.07.     INSURANCE. ..............................................................     88

         SECTION 7.08.     UPDATING OF SCHEDULES ...................................................     89

         SECTION 7.09.     LABOR NOTICE ............................................................     90

         SECTION 7.10.     TRANSFERRED ASSETS ......................................................     90

         SECTION 7.11.     CONFIDENTIALITY .........................................................     90

         SECTION 7.12.     TRANSFER OF OWNERSHIP OF BALDWIN PRINTING ...............................     90

         SECTION 7.13.     EMPLOYEE INTERVIEWS .....................................................     91

         SECTION 7.14.     CTC SPLICER REFURBISHMENT ...............................................     91

Article VIII.  POST-CLOSING COVENANTS ..............................................................     91

         SECTION 8.01.     USE OF BALDWIN ENKEL AND BALDWIN AMAL NAMES .............................     91

         SECTION 8.02.     RESTRICTIVE COVENANTS ...................................................     91

         SECTION 8.03.     TRANSITION AND FURTHER ASSURANCES .......................................     96

         SECTION 8.04.     COOPERATION .............................................................     97

         SECTION 8.05.     ADMINISTRATION OF ACCOUNTS ..............................................     98

         SECTION 8.06.     ACCESS TO FORMER BUSINESS RECORDS .......................................     99

         SECTION 8.07.     PRODUCT WARRANTY CLAIMS AND SERVICES ....................................     100

         SECTION 8.08.     UNCOLLECTED RECEIVABLES .................................................     101

         SECTION 8.09.     RESTORATION OBLIGATIONS FOR ROCKFORD FACILITY ...........................     103

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                               TABLE OF CONTENTS
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         SECTION 8.10.     TRANSFER TAX ............................................................     103

         SECTION 8.11.     REMOVAL OF PURCHASED ASSETS FROM THE ROCKFORD FACILITY ..................     103

         SECTION 8.12.     TRANSITION AND TERMINATION OF CERTAIN SERVICES ..........................     105

         SECTION 8.13.     TRANSFER OF TRANSFERRED ASSETS ..........................................     107

         SECTION 8.14      SUPPLY OF CERTAIN PRODUCTS ..............................................     108

Article IX:  EMPLOYMENT MATTERS ....................................................................     108

         SECTION 9.01.     OFFERS OF EMPLOYMENT ....................................................     108

         SECTION 9.02.     EMPLOYEE OBLIGATIONS ....................................................     110

Article X:  CONDITIONS PRECEDENT TO OBLIGATIONS ....................................................     111

A.       CONDITIONS TO OBLIGATIONS OF MEGTEC .......................................................     111

         SECTION 10.01.    REPRESENTATIONS AND WARRANTIES ..........................................     111

         SECTION 10.02.    PERFORMANCE OF COVENANTS ................................................     112

         SECTION 10.03.    CONSENTS ................................................................     112

         SECTION 10.04.    NO MATERIAL ADVERSE CHANGE ..............................................     112

         SECTION 10.05.    LEGAL RESTRICTIONS ......................................................     113

         SECTION 10.06.    APPROVALS ...............................................................     113

         SECTION 10.07.    EMPLOYEE NOTICES ........................................................     113

         SECTION 10.08.    SECURITY INTERESTS ......................................................     113

         SECTION 10.09.    DAMAGES BY CASUALTY .....................................................     113

         SECTION 10.10.    PERMITS .................................................................     114

         SECTION 10.11.    LEGAL OPINION ...........................................................     114

         SECTION 10.12.    REGULATORY AGENCY APPROVAL ..............................................     114

         SECTION 10.13.   CUSTOMER CONTACTS ........................................................     114

         SECTION 10.14.   KEY EMPLOYEES ............................................................     115

         SECTION 10.15.   TRANSFER OF OWNERSHIP OF BALDWIN PRINTING ................................     115

         SECTION 10.16.   REAL ESTATE LEASES .......................................................     116

         SECTION 10.17.   PRODUCTION DRAWINGS ......................................................     116

         SECTION 10.18.   CERTAIN TRANSFERS TO BALDWIN PRINTING. ...................................     116

         SECTION 10.19   DELIVERY AND APPROVAL OF CERTAIN SCHEDULES AND EXHIBITS ...................     116

B.       CONDITIONS TO OBLIGATIONS OF BALDWIN ENKEL, BALDWIN AMAL AND BALDWIN ASIA .................     116

         SECTION 10.20.    REPRESENTATIONS AND WARRANTIES ..........................................     117

         SECTION 10.21.    PERFORMANCE OF COVENANTS ................................................     117

         SECTION 10.22     CONSENTS ................................................................     117

         SECTION 10.23.    PROCEEDINGS .............................................................     117

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                               TABLE OF CONTENTS
                                  (continued)

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         SECTION 10.24.    LEGAL RESTRICTIONS ......................................................     118

         SECTION 10.25.    APPROVALS ...............................................................     118

         SECTION 10.26.    LEGAL OPINION ...........................................................     118

         SECTION 10.27.    TRANSFER OF OWNERSHIP OF BALDWIN PRINTING ...............................     118

         SECTION 10.28     DELIVERY AND APPROVAL OF CERTAIN SCHEDULES AND EXHIBITS .................     118

Article XI:  REMEDIES ..............................................................................     119

         SECTION 11.01.    SURVIVAL                                                                      119

         SECTION 11.02.    INDEMNIFICATION BY BALDWIN TECHNOLOGY, BALDWIN
                           AMAL, BALDWIN ASIA AND BALDWIN ENKEL ....................................     119

         SECTION 11.03.    INDEMNIFICATION BY MEGTEC ...............................................     120

         SECTION 11.04.    THIRD PARTY CLAIM PROCEDURES ............................................     121

         SECTION 11.05.    LIMITATIONS .............................................................     123

         SECTION 11.06.    ENVIRONMENTAL LIMITATION ................................................     126

         SECTION 11.07.    SOLE AND EXCLUSIVE REMEDY ...............................................     132

         SECTION 11.08.    COVENANT TO MAINTAIN INSURANCE ..........................................     132

         SECTION 11.09.    SPECIFIC PERFORMANCE ....................................................     133

         SECTION 11.10.    ATTORNEY FEES ...........................................................     133

         SECTION 11.11.    CONSENT TO JURISDICTION .................................................     134

Article XII:  TERMINATION...........................................................................     135

         SECTION 12.01.    TERMINATION BY EITHER PARTY .............................................     135

         SECTION 12.02.    TERMINATION BY BALDWIN TECHNOLOGY, BALDWIN AMAL,
                           BALDWIN ASIA OR BALDWIN ENKEL ...........................................     135

         SECTION 12.03.    TERMINATION BY MEGTEC ...................................................     136

         SECTION 12.04.    EFFECT OF TERMINATION ...................................................     137

Article XIII:  MISCELLANEOUS PROVISIONS ............................................................     137

         SECTION 13.01.    NOTICES .................................................................     137

         SECTION 13.02.    ENTIRE AGREEMENT ........................................................     138

         SECTION 13.03.    ASSIGNMENT ..............................................................     138

         SECTION 13.04.    CAPTIONS ................................................................     139

         SECTION 13.05.    WAIVER; CONSENT .........................................................     139

         SECTION 13.06.    NO THIRD PARTY BENEFICIARIES ............................................     140

         SECTION 13.07.    COUNTERPARTS ............................................................     140

         SECTION 13.08.    GENDER ..................................................................     140

         SECTION 13.09.    GOVERNING LAW ...........................................................     140

         SECTION 13.10.    RISK OF LOSS ............................................................     140

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                               TABLE OF CONTENTS
                                  (continued)
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         SECTION 13.11.    INTERPRETATION ..........................................................     140

         SECTION 13.12.    VALIDITY ................................................................     141

         SECTION 13.13.    BULK TRANSFER LAWS ......................................................     141

         SECTION 13.14.    EXPENSES ................................................................     141

         SECTION 13.15.    GUARANTEE ...............................................................     142

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                         LIST OF EXHIBITS AND SCHEDULES

                      TO ASSET AND SHARE PURCHASE AGREEMENT

                                LIST OF EXHIBITS

Exhibit A                             Definitions


Exhibit B                             Accounting Instructions


Exhibit C                             Allocation of Purchase Price

Exhibit D                             Bill of Sale

Exhibit E                             Assignment of Patents and Patent Applications

Exhibit F                             Assignment of Marks


Exhibit G                             Certificate of Secretary of Baldwin Technology
                                      Re:  Certificate of Incorporation and By-Laws


Exhibit H                             Certificate of Secretary of Baldwin Technology
                                      Regarding Closing Conditions

Exhibit I                             Certificate of Secretary of Baldwin Enkel
                                      Re:  Certificate of Incorporation and By-Laws

Exhibit J                             Certificate of Secretary of Baldwin Enkel
                                      Regarding Closing Conditions

Exhibit K                             Certificate of Director of Baldwin Amal
                                      Re:  Articles of Association


Exhibit L                             Certificate of Director of Baldwin Amal
                                      Regarding Closing Conditions


Exhibit M                             Certificate of Secretary of Baldwin Asia
                                      Re:  Certificate of Incorporation and By-Laws

Exhibit N                             Certificate of Secretary of Baldwin Asia
                                      Regarding Closing Conditions

Exhibit O                             Consignment Agreement


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
Exhibit P                             Assumption Agreement of Assumed Obligations

Exhibit Q                             Certificate of the Senior Associate General Counsel of Sequa Corporation
                                      Re: Certificate of Incorporation and By-Laws

Exhibit R                             Certificate of the Senior Associate General Counsel of Sequa
                                      Corporation Regarding Closing Conditions

Exhibit S                             Certificate of Secretary of MECTEC Systems, Inc.
                                      Re: Certificate of Incorporation and By-Laws

Exhibit T                             Certificate of Secretary of MEGTEC Systems, Inc.
                                      Re: Closing Conditions

Exhibit U                             Transferred Baldwin Enkel Employees

Exhibit V                             MEGTEC Benefit Plans

Exhibit W                             Excluded Employees

Exhibit X                             Opinion of Counsel for Baldwin

Exhibit Y                             Opinion of Counsel for MEGTEC

Exhibit Z                             Permitted Liens


                                LIST OF SCHEDULES

Schedule 1.04                         MEGTEC's Knowledge

Schedule 1.05                         Baldwin's Knowledge

Schedule 2.02(a)                      Fixed Assets

Schedule 2.02(c)                      Listed Permits

Schedule 2.02(d)                      Intellectual Property

Schedule 2.02(e)                      Supplier Contracts

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
Schedule 2.02(f)                      Customer Contracts

Schedule 2.02(g)                      Other Contracts

Schedule 2.02(h)                      Personal Property Leases

Schedule 2.02(k)                      Letters of Credits and Bank Guarantees

Schedule 2.02(p)                      Shared Intellectual Property

Schedule 2.02(s)                      Real Estate Leases

Schedule 2.02(t)                      Baldwin Amal Bank Accounts

Schedule 2.02(v)                      Other Purchased Assets

Schedule 2.03(j)                      Excluded Accounts Receivable

Schedule 2.03(k)                      Consigned Inventories

Schedule 2.03 (l)                     Other Excluded Assets - Baldwin Enkel and Baldwin Amal

Schedule 2.04(e)                      Customer Deposits - Baldwin Enkel and Baldwin Amal

Schedule 2.04(g)                      Baldwin Amal Employee Plans

Schedule 2.07(d)                      Transferred Accounts Receivable

Schedule 2.07(e)                      Other Transferred Assets - Baldwin Printing

Schedule 2.09(a)                      Retained Fixed Assets

Schedule 2.09(c)                      Retained Listed Permits

Schedule 2.09(d)                      Retained Intellectual Property

Schedule 2.09(e)                      Retained Supplier Contracts

Schedule 2.09(f)                      Retained Customer Contracts

Schedule 2.09(g)                      Retained Other Contracts

Schedule 2.09(h)                      Retained Leases

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
Schedule 2.09(k)                      Letters of Credit and Bank Guarantees

Schedule 2.09(p)                      Retained Shared Intellectual Property

Schedule 2.09(v)                      Insurance Policy - Baldwin Printing

Schedule 2.09(w)                      Other Retained Assets

Schedule 2.10(e)                      Customer Deposits - Baldwin Printing

Schedule 6.01                         Corporate Organization and Qualification

Schedule 6.03                         Non-Conflict

Schedule 6.04(a)                      Investments and Activities

Schedule 6.04(b)                      Capitalization

Schedule 6.05(a)                      Financial Statements

Schedule 6.05(b)                      Financial Statements: Services and Charges

Schedule 6.05(c)                      Financial Statements: Budgets

Schedule 6.05(d)                      Financial Statements: Bank Accounts


Schedule 6.05(e)                      Financial Statements: Capital Spending Budget

Schedule 6.06(a)                      Books and Records

Schedule 6.07                         Absence of Certain Changes

Schedule 6.08                         Undisclosed Liabilities

Schedule 6.09                         Receivables and Retained Receivables

Schedule 6.10                         Inventories

Schedule 6.11                         Accounts Payable

Schedule 6.12(a)                      Roll Handling Group Facilities: Description

Schedule 6.12(b)                      Roll Handling Group Facilities: Compliance with Law

Schedule 6.13                         Personal Property Leases


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
Schedule 6.14                         Taxes

Schedule 6.15(a)                      Legal Proceedings: Current

Schedule 6.15(b)                      Legal Proceedings: Prior

Schedule 6.16(a)                      Orders

Schedule 6.17                         Compliance with Legal Requirements

Schedule 6.18(a)                      Listed Permits

Schedule 6.18(b)                      Compliance with Permits

Schedule 6.19(a)                      Environmental: Former Facilities

Schedule 6.19(b)                      Environmental: Reports

Schedule 6.19(c)                      Environmental: Compliance

Schedule 6.19(e)                      Environmental: Underground Tanks

Schedule 6.19(g)                      Environmental: Enforcement Actions

Schedule 6.19(h)                      Environmental: Conditions and Events

Schedule 6.20(a)                      Title to Purchased Assets

Schedule 6.20(c)                      Sufficiency of Purchased Assets

Schedule 6.21                         Personal Property

Schedule 6.22(a)                      Intellectual Property: Listing

Schedule 6.22(b)                      Intellectual Property: Licenses and Agreements

Schedule 6.22(c)                      Intellectual Property: Title

Schedule 6.22(h)(1)                   Intellectual Property: Competition

Schedule 6.22(h)(2)                   Intellectual Property: Competition Breaches

Schedule 6.22(k)                      Intellectual Property: Computer Matters

Schedule 6.23(a)                      Shared Intellectual Property: Listing

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
Schedule 6.23(b)                      Shared Intellectual Property: Title

Schedule 6.24(a)                      Insurance: Policies

Schedule 6.24(b)                      Insurance: Other Arrangements

Schedule 6.24(c)                      Insurance: Loss Runs

Schedule 6.24(d)                      Insurance: Contractual Compliance

Schedule 6.25(a)                      Employees: Listing

Schedule 6.25(b)                      Inactive Employees

Schedule 6.25(c)                      Employees: Union Matters

Schedule 6.25(e)                      Employees: Resignations

Schedule 6.25(f)                      Employees: Salary and Wage Accruals

Schedule 6.26(a)                      Pension Plans and Welfare Plans

Schedule 6.26(i)                      Baldwin Amal Employees

Schedule 6.27(a)                      Contracts and Commitments

Schedule 6.27(f)                      Required Consents

Schedule 6.28                         Status of Backlog

Schedule 6.29                         Loss Contracts

Schedule 6.31                         Conduct of Business

Schedule 6.32(a)                      Related Parties: Contracts

Schedule 6.32(b)                      Related Parties: Prior Contracts

Schedule 6.33(a)                      Customers: Listing

Schedule 6.33(b)                      Customers: Terminations

Schedule 6.33(c)                      Customers: Potential Terminations

Schedule 6.33(d)                      Customers: Disputes

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
Schedule 6.33(e)                      Customers: Standard Terms and Conditions

Schedule 6.34(a)                      Suppliers: Listing

Schedule 6.34(b)                      Suppliers: Terminations

Schedule 6.34(c)                      Suppliers: Potential Terminations

Schedule 6.34(e)                      Suppliers: Standard Terms and Conditions

Schedule 6.37                         Other Disclosures

Schedule 8.02                         Certain Former Employees

Schedule 8.l2                         Designated Enkel Customer Contracts

Schedule 8.14                         MEGTEC Supplied Products

Schedule 9.01(d)                      Collective Bargaining Agreements

Schedule 10.04                        Certain Bankruptcies

Schedule 10.13(a)                     Customer Contacts

Schedule 10.13(b)                     Customer Verifications

Schedule 10.13(b)(iii)                Certain Significant Customers

Schedule 10.14                        Key Employees

Schedule 10.16                        Amal Real Estate Lease (TGOJ)

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

                       ASSET AND SHARE PURCHASE AGREEMENT


         This Asset and Share Purchase Agreement (the "Agreement") dated this _____ day of July, 2001, is by and among Sequa Corporation, a Delaware corporation ("Sequa"), MEGTEC Systems, Inc., a Delaware corporation ("MEGTEC"), Baldwin Technology Company, Inc., a Delaware corporation ("Baldwin Technology"), Baldwin Enkel Corporation, a Delaware corporation ("Baldwin Enkel"), Baldwin Amal AB, a Swedish limited liability company ("Baldwin Amal") and Baldwin Asia Pacific Corporation, a Delaware corporation ("Baldwin Asia").

                                    RECITALS

         (A) Baldwin Technology, through Baldwin Enkel and Baldwin Amal, and Baldwin Asia, through Baldwin Printing Equipment (Shanghai) Company, Ltd. ("Baldwin Printing"), is engaged in the operation of a business, whose primary locations are in Rockford, Illinois, Amal, Sweden and Shanghai, China and which business designs, develops, manufactures, fabricates, assembles, markets, distributes, sells and services zero speed splicers, match speed pasters (also known as splicers), infeeds, rewinds, unwinds, air shafts for splicers, pasters, rewinders and unwinders and other equipment used for rewinding and unwinding, or otherwise handling reels which are unwound to create webs, and any other related equipment which at any time have been or are currently being designed, developed, manufactured, fabricated, assembled, marketed, distributed, sold and serviced by or on behalf of Baldwin Enkel, Baldwin Amal or Baldwin Printing for use primarily in the newspaper, commercial printing and converting industries in Europe, Asia, North America and South America (collectively, the "Roll Handling Business"). Baldwin Enkel, Baldwin Amal and Baldwin Printing are collectively referred to herein as the "Roll Handling Group".

         (B) MEGTEC desires to purchase from Baldwin Enkel, and Baldwin Enkel desires to transfer, sell and convey to MEGTEC, substantially all of the assets, business and properties of Baldwin Enkel used, held or available for use or under development for use by Baldwin Enkel in the Roll Handling Business, including Baldwin Enkel's portion of the Purchased Assets, on the terms and subject to the conditions set forth in this Agreement.


         (C) MEGTEC desires to purchase or cause one of its Affiliates (the "Designated Purchaser") to purchase from Baldwin Amal, and Baldwin Amal desires to transfer, sell and convey to MEGTEC or a Designated Purchaser, as the case may be, substantially all of the assets, business and properties of Baldwin Amal used, held or available for use or under development for use by Baldwin Amal in the Roll Handling Business, including Baldwin Amal's portion of the Purchased Assets, on the terms and subject to the conditions set forth in this Agreement.

         (D) MEGTEC desires to purchase or cause a Designated Purchaser to purchase from Baldwin Asia, and Baldwin Asia desires to transfer, sell and convey to MEGTEC or a Designated Purchaser, as the case may be, all of the issued and outstanding shares of capital stock (the "CS Printing Shares") of CS Printing, Inc., a Delaware corporation ("CS Printing"), to whom Baldwin Asia will transfer the ownership interest in and shares of Baldwin Printing prior to Closing, on the terms and subject to the conditions set forth in this Agreement.

         (E) Baldwin Technology is the indirect owner of all of the issued and outstanding shares of capital stock of Baldwin Enkel, Baldwin Amal, CS Printing and Baldwin Printing.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the agreements, representations, warranties and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and subject to and upon the terms and conditions of this Agreement, the Parties, intending to be legally bound, do hereby agree as follows:

                          ARTICLE I: GENERAL PROVISIONS

         SECTION 1.01. DEFINITIONS. Terms used in this Agreement shall have the meanings ascribed to them by definition in this Agreement or in EXHIBIT A hereto.

         SECTION 1.02. CERTAIN OTHER DEFINITIONS AND MEANINGS; INTERPRETATION. For purpose of this Agreement, the term "Parties" means (except where the context otherwise requires) Sequa, MEGTEC, Baldwin Technology, Baldwin Asia, Baldwin Amal and Baldwin Enkel and the term "Party" means any one of the Parties. Unless the context of this Agreement otherwise clearly requires, (a) references to the plural include the singular, (b) references to the singular include the plural, (c) references to any gender include the other gender, (d) the term "including" is not limiting and has the inclusive meaning represented by the phrase "including without limitation", (e) the term "include" is not limiting and has the inclusive meaning represented by the phrase "include without limitation", (f) the term "includes" is not limiting and has the inclusive meaning represented by the phrase "includes without limitation", (g) the term "or" has the inclusive meaning represented by the phrase "and/or", (h) the terms "hereby", "hereof", "herein", "hereunder", "hereto", and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (i) the terms "day" and "days" mean and refer to calendar day(s) and

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
(j) the terms "year" and "years" mean and refer to calendar year(s). References herein to Articles, Sections, Exhibits, Schedules and Supplements, unless otherwise designated, shall be to the relevant Articles, Sections, Exhibits, Schedules and Supplements to this Agreement. All dollar amounts referred to herein are in United States Dollars.

         SECTION 1.03. SOLE DISCRETION. The words "sole discretion" as used in this Agreement shall mean a determination made in such Party's sole and absolute discretion, which discretion shall not be subject to challenge for any reason whatsoever, including, without limitation, bad faith, arbitrariness or capriciousness.

         SECTION 1.04. MEGTEC'S KNOWLEDGE. Where a representation contained in this Agreement is qualified by the phrase "to MEGTEC's Knowledge" (or words of similar import), such expression shall include any actual knowledge of the directors, officers, management and employees of MEGTEC and Sequa listed in
SCHEDULE 1.04 and shall also encompass such matters, if any, which such persons, acting in their current capacities, should have known based upon a reasonable due diligence investigation of the facts and circumstances then existing.

         SECTION 1.05. BALDWIN'S KNOWLEDGE. Where a representation contained in this Agreement is qualified by the phrase "to Baldwin's Knowledge" (or words of similar import), such expression shall include any actual knowledge of the directors, officers, management and employees of Baldwin Technology, Baldwin Enkel, Baldwin Amal, CS Printing, Baldwin Printing and Baldwin Asia listed in
SCHEDULE 1.05 and shall also encompass such matters, if any, which such persons, acting in their current capacities, should have known based upon a reasonable due diligence investigation of the facts and circumstances then existing.

         SECTION 1.06. TRANSACTIONS. On and subject to the terms and conditions of this Agreement, (a) at the Closing, MEGTEC and any Designated Purchaser will purchase, acquire and accept from Baldwin Enkel and Baldwin Amal, and Baldwin Enkel and Baldwin Amal will sell, convey, transfer, assign and

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
deliver to MEGTEC and any Designated Purchaser, or cause to be sold, conveyed, transferred, assigned and delivered to MEGTEC and any Designated Purchaser, all of the Purchased Assets, free and clear of any and all Liens; (b) at the Closing, MEGTEC or any Designated Purchaser will purchase, acquire and accept from Baldwin Asia, and Baldwin Asia will sell, transfer, convey and assign to MEGTEC or any Designated Purchaser, all of the CS Printing Shares, free and clear of any and all Liens; (c) at the Closing, MEGTEC will pay to Baldwin Enkel, Baldwin Amal and Baldwin Asia, as the case may be, the Estimated Purchase Price with such payment to be made as provided herein and which Estimated Purchase Price shall be subject to adjustment as provided herein; (d) at the Closing, MEGTEC or any Designated Purchaser will assume and thereafter pay, perform and discharge, as the case may be, the Assumed Obligations; (e) at the Closing, MEGTEC will cause Baldwin Printing to pay, perform and discharge the Continuing Obligations; and (f) at the Closing, Baldwin Enkel will consign to MEGTEC the Consigned Inventories. Notwithstanding the consummation of such transactions, (i) each of Baldwin Enkel and Baldwin Amal, as the case may be, will retain all right, title and interest in and to the Excluded Assets owned by it, (ii) Baldwin Asia will acquire all right title and interest in and to the Transferred Assets, (iii) each of Baldwin Enkel and Baldwin Amal will continue to be, and will remain solely responsible for, the payment, performance and discharge, as the case may be, of the Excluded Liabilities owing by it or to which it is subject and (iv) Baldwin Asia will accept sole responsibility for the payment performance and discharge of the Indemnified Liabilities.

                 ARTICLE II: PURCHASE, SALE AND RELATED MATTERS

A. PURCHASE AND SALE OF CERTAIN ASSETS AND ASSUMPTION OF CERTAIN LIABILITIES OF BALDWIN ENKEL AND BALDWIN AMAL.

         SECTION 2.01. PURCHASE AND SALE OF PURCHASED ASSETS. Upon the terms and subject to the conditions of this Agreement, at the Closing Time, MEGTEC and any Designated Purchaser shall purchase from Baldwin Enkel and

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
Baldwin Amal and each of Baldwin Enkel and Baldwin Amal shall sell, convey, grant, transfer, assign and deliver the Purchased Assets owned by it to MEGTEC or any Designated Purchaser, as the case may be, free and clear of any and all Liens.

         SECTION 2.02. PURCHASED ASSETS. "Purchased Assets" collectively means all properties, assets and rights of Baldwin Enkel and Baldwin Amal (other than only the Excluded Assets referred to in Section 2.03 hereof) of every nature, kind and description, whether tangible or intangible, whether real, personal or mixed, whether accrued, contingent or otherwise and in any such instance including any of the foregoing which are used, held or available for use or under development for use in the Roll Handling Business and whether now existing or hereafter acquired and wherever located . The Purchased Assets include all of Baldwin Enkel's and Baldwin Amal's right, title and interest in and to the following:

         (a) All fixed assets, including plant fixtures, machinery, equipment, computers, gauges, furniture, office equipment, rolling stock, vehicles, tooling, operating, factory and maintenance supplies, spare parts, stores, component parts, spare parts, shipping and packaging supplies and other tangible personal property, including all such properties and assets of Baldwin Enkel and Baldwin Amal as have been fully depreciated or expensed and including, without limitation, the owned land and buildings of Baldwin Amal and such other items listed in SCHEDULE 2.02(a) (collectively, the "Fixed Assets");

         (b) Other than the Consigned Inventories of Baldwin Enkel listed or described in SCHEDULE 2.03(k), all raw materials, work-in-process and finished goods inventories (collectively, the "Inventories");

         (c) All rights under authorizations, approvals (including customers), franchises, orders, consents, licenses, permits, registrations, waivers, exemptions, abatements and certificates of or by any Governmental Authority and all applications and renewals therefor or other rights arising or resulting from any of the foregoing, including, without limitation, the items listed in
SCHEDULE 2.02(c) (collectively, the "Listed Permits") which are assignable by

Baldwin Enkel and Baldwin Amal to MEGTEC or a Designated Purchaser hereunder;

         (d) All rights under all Intellectual Property including, without limitation, the items listed in SCHEDULE 2.02(d);

         (e) All agreements and contracts with suppliers relating to the Roll Handling Business, including, without limitation, all open purchase orders to vendors and suppliers of Baldwin Enkel and Baldwin Amal relative to the Roll Handling Business, certain of which are listed in SCHEDULE 2.02(e) and have been entered into in the ordinary course of business of the Roll Handling Business consistent with past practices (collectively, the "Supplier Contracts");

         (f) All of Baldwin Enkel's and Baldwin Amal's orders from, commitments to and contracts with customers, including, without limitation, all open purchase orders from customers of the Roll Handling Business as well as all outstanding proposals, quotations and bids (collectively, the "Customer Contracts") certain of which are listed in SCHEDULE 2.02(f) and have been entered into or extended in the ordinary course of business of the Roll Handling Business consistent with past practices;

         (g) Those executory contracts relating to the Roll Handling Business or the Purchased Assets, including operating agreements, service and maintenance agreements, licenses and other agreements, arrangements and understandings, which are listed in SCHEDULE 2.02(g) (collectively, the "Other Contracts");

         (h) All rights under those personal property leases, including vehicles and equipment listed in SCHEDULE 2.02(h) (collectively, the "Personal Property Leases");

         (i) All rights under all trade accounts receivable (other than the trade accounts receivable listed in SCHEDULE 2.03(j)), notes receivable, security and other deposits, advance payments, prepayments and credits, whether recorded or unrecorded, other than any of the foregoing due from Baldwin Technology or any of its Affiliates (collectively, the "Receivables");

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
         (j) All rights under any cause of action, judgment, right of recovery, right of set-off, credit, rebate, indemnity or other claim against other Persons, of whatever kind or nature, known or unknown, accrued or to accrue, including, without limitation, all rights of rescission, replevin and reclamation; all rights and claims in respect of past infringement or against present and former employees, agents and consultants; all credits or rebates due in respect of charges incurred, goods received or services rendered to Baldwin Enkel and Baldwin Amal; and all rights under any express or implied warranties, representations or guarantees made by suppliers, contractors or others having business dealings with Baldwin Enkel and Baldwin Amal;

         (k) The letters of credit and bank guarantees listed in SCHEDULE
2.02(k);

         (l) Subject to Section 8.01 hereof, all Baldwin Amal and Baldwin Enkel telephone numbers and websites;

         (m) All properties, assets and rights reflected on the Interim Balance Sheet or in the notes thereto to the extent such are in existence at the Closing Time;

         (n) All insurance proceeds or condemnation awards for any casualty, loss, damages or taking of property occurring between the date of this Agreement and the Closing Time (net of costs of collection and expenditures in connection with preservation, repair, restoration and/or replacement);

         (o) All prepaid deposits and expenses of Baldwin Enkel and Baldwin Amal which would have an economic benefit to MEGTEC or any Designated Purchaser after the Closing Time (collectively, the "Prepaids");

         (p) Exclusive and transferrable royalty-free rights as relates to Baldwin Enkel and Baldwin Amal in connection with the Roll Handling Business with respect to the items of Intellectual Property which are used both in the Roll Handling Business and by Baldwin Technology or any of its Affiliates in their respective businesses (other than Baldwin Enkel, Baldwin Amal and Baldwin Printing), including, without limitation, the items listed in SCHEDULE 2.02(p) (collectively, the "Shared Intellectual Property");

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
         (q) All books, records, tapes, disks, files, plans, studies, reports, manuals, handbooks, catalogs, brochures, correspondence and other materials, whether in hard copy, electronic or any other form or media, including, without limitation, any of the same pertaining to the Roll Handling Business, the Assumed Obligations or the Purchased Assets, including accounting, sales, costs, pricing, marketing, advertising, product literature, promotions, lists of suppliers, lists of customers, personnel, human resources, inventory, engineering, manufacturing, business plans and strategies and product development files and documents (collectively, the "Business Records");

         (r) The exclusive right of each of MEGTEC and any Designated Purchaser to represent itself as carrying on the Roll Handling Business of Baldwin Enkel and Baldwin Amal in continuation thereof as a going concern and all of the goodwill associated therewith and all right, title and interest in and to the names "Enkel" and "Amal" (which Baldwin Enkel, Baldwin Amal and Baldwin Technology will cease to use from and after the Closing Time and will change the corporate name of Baldwin Enkel to a name which does not include "Enkel" as soon as possible after the Closing Time and change the corporate name of Baldwin Amal to a name which does not include "Amal" as soon as possible after the Closing Time;

         (s) The real estate leases of Baldwin Amal listed in SCHEDULE 2.02(s) (collectively, the "Real Estate Leases");

         (t) All cash of Baldwin Amal as of the Closing Time in the bank accounts of Baldwin Amal listed in SCHEDULE 2.02(t) (collectively, the "Cash");

         (u) All employee benefit plans and all assets and records associated with such employee benefit plans held by Baldwin Amal, whether in trust or otherwise; and

         (v) Those additional rights, properties and assets of Baldwin Amal and Baldwin Enkel, if any, listed in SCHEDULE 2.02(v).

         SECTION 2.03. EXCLUDED ASSETS. Notwithstanding anything contained in
Section 2.02 hereof to the contrary, Baldwin Enkel and Baldwin Amal shall not sell, convey, grant, transfer, assign or deliver to MEGTEC or any

Designated Purchaser (or cause to be sold, conveyed, granted, transferred, assigned or delivered), and MEGTEC or any Designated Purchaser shall not purchase or otherwise acquire from Baldwin Enkel or Baldwin Amal, any of the following assets (collectively, the "Excluded Assets"):

         (a) All cash of Baldwin Enkel;

         (b) All minute books, stock records, corporation records, corporate seals, treasury shares and tax returns and supporting schedules of Baldwin Enkel and Baldwin Amal;

         (c) All employee benefit plans and all assets and records associated with such employee benefit plans held by Baldwin Enkel, whether in trust or otherwise;

         (d) All bank accounts and lockboxes of Baldwin Enkel;

         (e) Subject to Section 8.01 hereof, all ownership interests in, licenses and all other rights to use the word "Baldwin" or the words "Baldwin Technology", including, without limitation, as a part of or in connection with MEGTEC's or any Designated Purchaser's corporate name, d/b/a, sales and marketing literature, business forms or otherwise;

         (f) All claims for refunds of any Taxes or credits for any Taxes for any periods prior to the Closing Time;

         (g) Other than the owned real property of Baldwin Amal listed in
SCHEDULE 2.02(a) and the Real Estate Leases of Baldwin Amal listed in SCHEDULE 2.02(s), all owned real property, all leased or licensed real property, all leasehold improvements and all other interests in real property of Baldwin Enkel and Baldwin Amal, including, without limitation, all of the current lease agreements for or otherwise pertaining to the Rockford Facility;

         (h) All casualty, liability or other insurance policies owned by or obtained on behalf of Baldwin Enkel and Baldwin Amal and all claims or rights under any such insurance policies, except as provided in Sections 2.02(n) and
11.08 hereof;

         (i) All of the capital stock of Baldwin Americas Foreign Sales Corporation (formerly known as Enkel Foreign Sales Corporation);

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


         (j) All rights under the trade accounts receivable, whether recorded or unrecorded, which are either (i) listed in SCHEDULE 2.03(j), (ii) are more than ninety (90) days past due as of the Closing Time or (iii) are due to any member of the Roll Handling Group from Baldwin Technology or any of its Affiliates as of the Closing Time;

         (k) Those inventories of Baldwin Enkel listed or described in SCHEDULE 2.03(k) (collectively, the "Consigned Inventories"); and

         (l) Those additional rights, properties and assets of Baldwin Amal and Baldwin Enkel, if any, listed in SCHEDULE 2.03(l).

         SECTION 2.04. ASSUMED OBLIGATIONS. Upon the terms and subject to the conditions of this Agreement, at the Closing Time, MEGTEC and any Designated Purchaser will assume and will thereafter pay, perform or discharge only the following liabilities and obligations of Baldwin Enkel and Baldwin Amal relating to the Roll Handling Business and no others (collectively, the "Assumed Obligations"):

         (a) All liabilities and obligations of Baldwin Enkel and Baldwin Amal for payment of accounts payable of the Roll Handling Business (collectively, the "Accounts Payable"), but only to the extent and in the amount included therefor in the Final Statement and which amounts shall not include any amounts payable to Baldwin Technology or any of its Affiliates;

         (b) All liabilities and obligations of Baldwin Enkel and Baldwin Amal for payment of accrued expenses of the Roll Handling Business (collectively, the "Accrued Expenses"), but only to the extent and in the amount included therefor in the Final Statement and which amounts shall not include any amounts payable to Baldwin Technology or any of its Affiliates;

         (c) Subject to Section 8.07 hereof, all liabilities and obligations of Baldwin Enkel and Baldwin Amal under the express terms of the Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases and Real Estate Leases, but only to the extent first becoming due after the Closing Time but excluding, without limitation: (i) all liabilities and obligations under any contract agreement or commitment which was not (but should have been) listed

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
in SCHEDULE 6.27(a), and (ii) all liabilities or obligations arising or resulting from any occurrence, circumstance, event, condition or performance (whether known or unknown) which occurs or exists prior to the Closing Time and which constitutes, or which by the lapse of time or delivery of notice (or both) would constitute a breach or default of any Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases or Real Estate Leases (including, without limitation, any breach or default of any warranty (express or implied) arising with respect to the subject matter of any Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases or Real Estate Leases) or arising or resulting from the termination or cancellation prior to the Closing Time of any Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases or Real Estate Leases, all of which liabilities and obligations shall be Excluded Liabilities;

         (d) Subject to Section 8.07 hereof, all liabilities and obligations of each of Baldwin Enkel and Baldwin Amal to any of its customers to repair any products or replace or refund the purchase price of any products, in any such event, sold by Baldwin Enkel and Baldwin Amal in the ordinary course of the Roll Handling Business prior to the Closing Time but excluding, without limitation, all liabilities and obligations relating to or arising out of design defects as well as all such liabilities and obligations (i) to any Person other than Baldwin Enkel's and Baldwin Amal's immediate customers, (ii) for personal injury or property damages, (iii) for consequential, incidental, liquidated, punitive, indirect or special damages and similar damages, as well as lost profits, and
(iv) for any claim in excess of the purchase price of a product, all of which liabilities and obligations as referred to in Sections 2.04(d)(i) through (iv) hereof shall be Excluded Liabilities;

         (e) All claims, demands, liabilities and obligations of any nature whatsoever, and regardless of when any such claim is asserted or demand made, which arise out of, relate to or which are based on any customer deposit accepted by Baldwin Enkel or Baldwin Amal prior to the Closing Time. SCHEDULE 2.04(e) lists all customer deposits as of May 31, 2001 and their associated job

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
number. SCHEDULE 2.04(e) will be updated by Baldwin Technology as of the Closing Time. Any customer deposits received by MEGTEC or the Designated Purchaser subsequent to the Closing Time will be retained by MEGTEC or the Designated Purchaser. Any customer deposits received by Baldwin Enkel, Baldwin Amal or Baldwin Technology prior to the Closing Time relating to the Roll Handling Business and not included in the Final Statement, or any customer deposits received by Baldwin Enkel, Baldwin Amal or Baldwin Technology subsequent to the Closing Time, will be remitted to MEGTEC without offset within five (5) Business Days of receipt thereof and will clearly identify the job number to which the customer deposit applies;

         (f) All obligations and liabilities of MEGTEC and any Designated Purchaser arising out of design defects in products manufactured, sold or delivered by MEGTEC or a Designated Purchaser after the Closing Time, provided, and if and only if, the existence of such design defect prior to the Closing Time does not involve or relate to any misrepresentation or breach of warranty by Baldwin Technology or any of its Affiliates of this Agreement, including the Schedules and Supplements hereto; and

         (g) Subject to Section 9.02 hereof, those Pension Plans and Welfare Plans of Baldwin Amal listed in SCHEDULE 2.04(g).

         SECTION 2.05. EXCLUDED LIABILITIES. Subject to Sections 8.07, 9.02 and
11.06 hereof, notwithstanding anything to the contrary in this Agreement, including the Schedules, Supplements and Exhibits hereto, and any Additional Documents except for the Assumed Obligations, each of MEGTEC and any Designated Purchaser does not, directly or indirectly, assume and Baldwin Enkel and Baldwin Amal shall, without any responsibility or liability of or recourse to MEGTEC, any Designated Purchaser or any of their respective Affiliates, absolutely and irrevocably retain and pay, perform and discharge, as the case may be, all debts, liabilities and obligations of any nature of Baldwin Enkel and Baldwin Amal (and Baldwin Technology and its Affiliates relating to Baldwin Enkel and Baldwin Amal) or claims of such liability or obligation, whether absolute, contingent or otherwise and whether foreseen, unforeseen, accrued,

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
unaccrued, known, unknown, liquidated or unliquidated, matured or unmatured, now existing or which may arise in the future, and whether or not arising out of or relating either directly or indirectly to Baldwin Enkel or Baldwin Amal in connection with the Roll Handling Business, and regardless of whether such is made, claimed or asserted prior to or after the Closing Time, including, without limiting the generality of the foregoing, any liability, obligation or claim arising out of, relating to or resulting from:

         (a) Except for the Accounts Payable referred to in Section 2.04(a) hereof, all other trade and other accounts payable and including all amounts payable to Baldwin Technology or any of its Affiliates;

         (b) Except for the Accrued Expenses referred to in Section 2.04(b) hereof, all other accrued expenses and including all amounts payable to Baldwin Technology or any of its Affiliates;

         (c) Any obligation or liability pursuant to any of the lease agreements to which Baldwin Enkel is a party pertaining to or otherwise relating to the Rockford Facility and, except for the Real Estate Leases listed in SCHEDULE 2.02(s), any other lease agreements to which Baldwin Amal is a party;

         (d) All obligations with respect to checks of Baldwin Enkel and Baldwin Amal which are at any time outstanding;

         (e) Any injury to or disease or death of any person or damage to or loss of any property to the extent resulting from or arising out of or any act or omission prior to the Closing Time by Baldwin Enkel, Baldwin Amal or any of their respective Affiliates and those for whom Baldwin Enkel or Baldwin Amal is responsible regardless of whether such injury, disease, death, damage or loss occurs prior to, at or after the Closing Time and whether based on negligence, breach of warranty, breach of contract, products liability, strict liability, workers' compensation or any other theory;

         (f) Any violation prior to the Closing Time by Baldwin Enkel or Baldwin Amal of any Legal Requirement, any Permit, any Order or the requirements of any Governmental Authority, including Environmental Laws;

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
         (g) Subject to Section 9.02 hereof, any qualified or nonqualified, funded or nonfunded pension, profit sharing, health, welfare, medical insurance or other employee benefit plan or arrangement established, participated in, or maintained by Baldwin Enkel including, without limitation, severance entitlements;

         (h) Any federal, state, local, foreign or other Taxes, including, without limitation, any related penalties or interest except only to the extent included in Accrued Expenses in the Final Statement;

         (i) Any infringement or other violation of Intellectual Property rights of any Person arising or resulting from any act or omission by Baldwin Enkel, Baldwin Amal or any of their respective Affiliates;

         (j) All liabilities and obligations with respect to insurance coverage obtained by, or in conjunction with, Baldwin Enkel or Baldwin Amal;

         (k) All debts, liabilities, obligations and indebtedness for money borrowed by Baldwin Enkel and Baldwin Amal or any of their respective Affiliates, including, without limitation, the indebtedness payable to the lenders of Baldwin Enkel, Baldwin Amal or any of their respective Affiliates;

         (l) All liabilities and obligations for consequential, incidental, punitive, indirect, special and liquidated and similar damages as well as lost profits and other monetary amounts (other than the monetary amounts associated with the costs of repair or replacement, subject to Section 8.07 hereof) due to customers of Baldwin Enkel or Baldwin Amal or any other Persons in connection with the Roll Handling Business with respect or related to shortages and/or defects in goods and equipment delivered to customers or services provided to customers, or goods and equipment in transit to customers, in any such case, prior to the Closing Time in connection with the replacement and/or repair of goods and equipment and/or services, whether pursuant to:

                  (i) product warranties extended by Baldwin Enkel or Baldwin Amal; or

                  (ii) product warranties or obligations implied or provided by any Legal Requirement including by operation of law, and whether or not such involve any misrepresentation or breach of warranty by Baldwin Enkel or Baldwin Amal of this Agreement;

         (m) All liabilities and obligations of Baldwin Enkel and Baldwin Amal arising or incurred in connection with the negotiation, preparation and execution of this Agreement and the Additional Documents and the transactions contemplated hereby and thereby and fees and expenses of Baldwin Enkel's, Baldwin Amal's or Baldwin Technology's counsel, accountants and other experts, including H.C. Wainwright & Co., Inc.;

         (n) All liabilities and obligations, including costs, expenses, damages, fines, awards and penalties and settlements with respect to Proceedings arising from or relating to events occurring prior to or conditions existing at the Closing Time and whether or not disclosed in the Schedules or Supplements to this Agreement and whether asserted prior to or after the Closing Time, as well as all liabilities and obligations of Baldwin Enkel or Baldwin Amal which violate any representation, warranty, covenant or agreement of Baldwin Enkel or Baldwin Amal (or of Baldwin Technology related to Baldwin Enkel or Baldwin Amal) contained herein, whether or not included in the Financial Statements;

         (o) All claims, demands, liabilities and obligations of any nature whatsoever and regardless of when such claim is asserted which arise out of, relate to or which are based on events occurring or conditions existing prior to the Closing Time and which relate to or otherwise arise out of goods and equipment sold or services performed by Baldwin Enkel and Baldwin Amal prior to the Closing Time, including design defects, whether founded upon negligence, breach of warranty, strict liabilities in tort and/or any and all other legal, equitable or other theories, seeking, in each such case, compensation or recovery for, or relating to, injury to person or damage to property whether such injury or damage occurs prior to or after the Closing Time;

         (p) All claims, demands, obligations and liabilities including cost and expense of defense and regardless of when such claim is asserted, whether arising out of, based upon or related to workers' compensation or employer's liability claims, negligence, strict liability in tort and/or any and all other legal, equitable or other theories seeking compensation and/or recovery and arising out of or relating to injuries and occupational diseases sustained by employees of Baldwin Enkel and Baldwin Amal prior to the Closing Time, as well as exposure to workplace chemicals, substances and conditions prior to Closing Time;

         (q) All liabilities and obligations of Baldwin Enkel or Baldwin Amal accruing through the Closing Time relating to breaches or defaults by Baldwin Enkel or Baldwin Amal, as the case may be, pursuant to the terms and conditions of the Customer Contracts (subject to Section 8.07 hereof), Supplier Contracts, Other Contracts and Personal Property Leases and Real Estate Leases assigned to MEGTEC or any Designated Purchaser at the Closing;

         (r) All claims, demands, liabilities and obligations of whatever kind or nature in connection with the conduct of any and all businesses of Baldwin Enkel or Baldwin Amal other than the Roll Handling Business;

         (s) Subject to Section 9.02 hereof, all claims, demands, liabilities and obligations for claims for severance and termination pay and for payments in lieu of notice of termination made by any employee of Baldwin Enkel or Baldwin
Amal:

                  (i) as a consequence of the termination of employment by Baldwin Enkel or Baldwin Amal of such employee prior to, on or after the Closing Time;

                  (ii) who is offered employment by MEGTEC or any Designated Purchaser in accordance with Section 9.01 hereof and whether or not such employee accepts or rejects such offer; or

                  (iii) who is not required to be offered employment by MEGTEC or any Designated Purchaser in accordance with Section 9.01 hereof;

         (t) Subject to Section 9.02 hereof, as well as Section 2.04(g) hereof in the case of Baldwin Amal, all liabilities, debts, obligations and claims of employees and former employees of Baldwin Enkel or Baldwin Amal or their beneficiaries, heirs and representatives on account of wages, salaries, vacation pay, bonuses, commissions, dental, life insurance, health, medical, welfare and any and all other remuneration, employee compensation and entitlement plans of Baldwin Enkel or Baldwin Amal (or of Baldwin Technology related to Baldwin Enkel or Baldwin Amal) of any kind and nature whatsoever;

         (u) All liabilities imposed under law owing to employees of Baldwin Enkel and Baldwin Amal at the Closing Time relating to health or safety arising out of, relating to or resulting from any act or event occurring prior to the Closing Time;

         (v) All acts or omissions by employees, representatives, officers, directors, agents, contractors, transporters or any person for whose acts or omissions Baldwin Enkel or Baldwin Amal is responsible in connection with the production, generation, storage, treatment, transportation, disposal, emission or other handling or disposition of any Hazardous Substances, including any of the foregoing at the Rockford Facility, the Amal Facility or any Former Facility;

         (w) Any emission, discharge, dispersal, disposal, seepage, release or escape of any Hazardous Substances produced, generated, stored, treated, utilized, transported or disposed of by or on behalf of Baldwin Enkel or Baldwin Amal, including their employees, representatives, officers, directors, agents, contractors, transporters or any person for which acts or omissions Baldwin Enkel or Baldwin Amal is responsible and including any of the foregoing at the Rockford Facility, the Amal Facility or any Former Facility;

         (x) Any release of Hazardous Substances into the air, surface water, groundwater, soil or real property by Baldwin Enkel or Baldwin Amal, including their employees, representatives, officers, directors, agents, contractors, transporters or any person for which acts or omissions Baldwin Enkel or Baldwin Amal is responsible, and whether at the Rockford Facility, Amal Facility, any Former Facility or elsewhere;

         (y) Those claims, demands, debts, obligations and liabilities arising out of or related to those matters specifically designated as "Excluded Liabilities" in the Schedules and Supplements to this Agreement; or

         (z) To the extent not covered in clauses (a) through (y) in this
Section 2.05, any and all liability or obligation arising out of or resulting from: (i) acts, omissions, events, occurrences, circumstances or transactions of whatsoever type or nature occurring or existing prior to the Closing Time, or
(ii) the ownership, operation, use, or possession of any assets, properties or rights used or held for use by Baldwin Enkel or Baldwin Amal prior to the Closing Time, or (iii) the condition of any of the Purchased Assets prior to the Closing Time, or (iv) any design defects in the Baldwin Enkel or Baldwin Amal product lines regarding goods manufactured and sold by Baldwin Enkel or Baldwin Amal prior to the Closing Time, or (v) the ownership or operation by Baldwin Enkel or Baldwin Amal of any business or operations other than the Roll Handling Business.

         For purposes of this Agreement, "Excluded Liabilities" collectively means and shall be deemed to include all liabilities and obligations described in this Section 2.05 and, for purposes of this Agreement, no such liability or obligation shall be deemed a liability or obligation of MEGTEC or any Designated Purchaser even if by operation of law any such liability or obligation is also or becomes a liability or obligation of MEGTEC or any Designated Purchaser. The matters described in this Section 2.05 are enumerations for the avoidance of doubt and are not intended to narrow the scope of Excluded Liabilities.

         SECTION 2.06. ASSIGNMENT OF CONTRACTS.

         (a) Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute a sale, assignment, transfer or conveyance (a "Transfer") or an agreement to Transfer any Customer Contracts, Supplier Contracts, Other Contracts, Real Estate Leases or Personal Property Leases or any claim, right or benefit arising thereunder or resulting therefrom (collectively, the "Interests") if an attempted Transfer thereof, without the Consent of a third party, would constitute a breach or other contravention thereof, be ineffective or in any way adversely affect any rights thereunder, unless and until such Interest can be effectively Transferred without such breach, contravention or adverse effect, at which time each such Interest shall be deemed to be so Transferred. Until such Transfer, all such Interest shall be held in trust by Baldwin Enkel or

Baldwin Amal, as the case may be, for the sole benefit of MEGTEC or any Designated Purchaser.

         (b) Baldwin Enkel or Baldwin Amal, as the case may be, shall use all reasonable efforts to promptly obtain all necessary Consents to Transfer, free and clear of all Liens, of all such Interests and Baldwin Enkel or Baldwin Amal, as the case may be, shall pay and discharge all costs of obtaining any such Consent whether before or after the Closing Time.

         (c) To the extent any Consents necessary to Transfer any Interest have not been obtained or are not in effect as of the Closing Time, Baldwin Enkel and Baldwin Amal shall promptly notify MEGTEC of each such occurrence, and Baldwin Enkel or Baldwin Amal, as the case may be, and MEGTEC and any Designated Purchaser shall, during the remaining term of such Interest, use all reasonable efforts to (i) cooperate in any reasonable and lawful arrangements designed to provide the benefits of such Interest to MEGTEC or such Designated Purchaser, in which case MEGTEC or such Designated Purchaser shall pay or satisfy the corresponding obligations for the enjoyment of such benefits to the extent MEGTEC or such Designated Purchaser would have been responsible therefor if such Consent had been obtained and such Interest had been transferred to MEGTEC or such Designated Purchaser; and (ii) enforce, at the request of MEGTEC or such Designated Purchaser, any rights of Baldwin Enkel or Baldwin Amal arising from such Interest against the issuer thereof or the other party or parties thereto (including the right to elect to terminate any such Interest in accordance with the terms thereof with the written consent of MEGTEC).

         (d) Nothing in this Section 2.06 shall be deemed a waiver by MEGTEC or any Designated Purchaser of its right to receive at the Closing Time an effective Transfer of all of the Purchased Assets nor shall this Section 2.06 be deemed to constitute an agreement to exclude any asset, property or right from the Purchased Assets.

B.       PURCHASE AND SALE OF SHARES OF CS PRINTING.

         SECTION 2.07. TRANSFERRED ASSETS. Notwithstanding anything contained in
Section 2.09 hereof to the contrary, prior to or at the Closing Time, Baldwin Printing shall assign or transfer to Baldwin Technology or Baldwin Asia or any of their respective Affiliates all of the following assets (collectively, the "Transferred Assets")

                  (a) All claims for refunds of any Taxes or credits for any Taxes for all periods prior to the Closing Time;

                  (b) Except for the insurance policy referred to in SCHEDULE 2.09(v), all other casualty, liability or other insurance policies owned by or obtained on behalf of Baldwin Printing and all claims or rights under any such insurance policies except as provided in Sections 2.09(n) and 11.08 hereof;

                  (c) Subject to Section 8.01 hereof, all ownership interests in, licenses and all other rights to use the word "Baldwin", including, without limitation, as a part of or in connection with MEGTEC's or any Designated Purchaser's corporate name, d/b/a, sales and marketing literature, business forms or otherwise;

                  (d) All rights under the trade accounts receivable, whether recorded or unrecorded, which are either (i) listed in SCHEDULE 2.07(d), (ii) are more than ninety (90) days past due as of the Closing Time or (iii) are due to any member of the Roll Handling Group from Baldwin Technology or any of its Affiliates as of the Closing Time; and

                  (e) Those additional rights, properties and assets of Baldwin Printing, if any, listed in SCHEDULE 2.07(e).

                  SECTION 2.08. PURCHASE AND SALE OF SHARES. Upon the terms and subject to the conditions of this Agreement, at the Closing Time, MEGTEC or any Designated Purchaser shall purchase from Baldwin Asia and Baldwin Asia shall sell, convey, grant, transfer, assign and deliver the CS Printing Shares to MEGTEC or any Designated Purchaser, free and clear of any and all Liens.

         SECTION 2.09. RETAINED ASSETS. Retained Assets means all properties, assets and rights of Baldwin Printing (other than only the Transferred

Assets referred to in Section 2.07 hereof) of every nature, kind and description, whether tangible or intangible, whether real personal or mixed, whether accrued, contingent or otherwise and in any such instance including any of the foregoing which are used, held or available for use or under development for use in the Roll Handling Business and whether now existing or hereafter acquired and wherever located (collectively, the "Retained Assets"). The Retained Assets include all of Baldwin Printing's right, title and interest in and to the following:

                  (a) All fixed assets, including owned land and buildings, improvements, plant fixtures, machinery, equipment, computers, gauges, furniture, office equipment, rolling stock, vehicles, tooling, operating, factory and maintenance supplies, spare parts, stores, component parts, spare parts, shipping and packaging supplies and other tangible personal property, including all such properties and assets of Baldwin Printing as have been fully depreciated or expensed and including, without limitation, the items listed in
SCHEDULE 2.09(a) (collectively, the "Retained Fixed Assets");

                  (b) All raw materials, work-in-process and finished goods inventories (collectively, the "Retained Inventories");

                  (c) All rights under authorizations, approvals (including customers), franchises, orders, consents, licenses, permits, registrations, waivers, exemptions, abatements and certificates of or by any Governmental Authority and all applications and renewals therefor and all air emission credits or other rights arising or resulting from any of the foregoing, including, without limitation, the items listed in SCHEDULE 2.09(c) (collectively, the "Retained Listed Permits");

                  (d) All rights under all Intellectual Property including, without limitation, the items listed in SCHEDULE 2.09(d);

                  (e) All agreements and contracts with suppliers relating to the Roll Handling Business, including, without limitation, all open purchase orders to vendors and suppliers of Baldwin Printing relative to the Roll Handling Business, certain of which are listed in SCHEDULE 2.09(e) and have been entered into in the ordinary course of business of the Roll Handling Business consistent with past practices (collectively, the "Retained Supplier Contracts");

                  (f) All of Baldwin Printing's orders from, commitments to and contracts with customers, including, without limitation, all open purchase orders from customers of the Roll Handling Business as well as all outstanding proposals, quotations and bids (collectively, the "Retained Customer Contracts") certain of which are listed in SCHEDULE 2.09(f) and have been entered into or extended in the ordinary course of business of the Roll Handling Business consistent with past practices;

                  (g) Those executory contracts relating to the Roll Handling Business or the Retained Assets, including any operating agreements, service and maintenance agreements, maintenance agreements, licenses and other agreements, arrangements and understandings, which are listed in SCHEDULE 2.09(g) (collectively, the "Retained Other Contracts");

                  (h) All rights under those real property leases and personal property leases, including leases, land, buildings, vehicles and equipment, all of which are listed in SCHEDULE 2.09(h) (collectively, the "Retained Leases");

                  (i) All rights under all trade accounts receivable (other than the trade accounts receivable listed in SCHEDULE 2.07(d)), notes receivable, security and other deposits, advance payments, prepayments and credits, whether recorded or unrecorded, other than any of the foregoing due from Baldwin Technology or any of its Affiliates (collectively, the "Retained Receivables");

                  (j) All rights under any cause of action, judgment, right of recovery, right of set-off, credit, rebate, indemnity or other claim against other Persons, of whatever kind or nature, known or unknown, accrued or to accrue, including, without limitation, all rights of rescission, replevin and reclamation; all rights and claims in respect of past infringement or against present and former employees, agents and consultants; all credits or rebates due in respect of charges incurred, goods received or services rendered to Baldwin Printing; and all rights under any express or implied warranties, representations or guarantees made by suppliers, contractors or others having business dealings with Baldwin Printing;

                  (k) The letters of credit and bank guarantees listed in
SCHEDULE 2.09(k);

                  (l) All Baldwin Printing telephone numbers and websites;

                  (m) All properties, assets and rights reflected on the Interim Balance Sheet or in the notes thereto to the extent such are in existence at the Closing Time;

                  (n) All insurance proceeds or condemnation awards for any casualty, loss, damages or taking of property occurring between the date of this Agreement and the Closing Time (net of costs of collection and expenditures in connection with preservation, repair, restoration and/or replacement);

                  (o) All prepaid deposits and expenses of Baldwin Printing which would have an economic benefit to Baldwin Printing after the Closing Time (collectively, the "Retained Prepaids");

                  (p) Exclusive and transferrable royalty-free rights as relate to Baldwin Printing in connection with the Roll Handling Business with respect to the items of Intellectual Property which are used both in the Roll Handling Business and by Baldwin Technology and Baldwin Asia or any of their Affiliates in their respective businesses other than Baldwin Printing and the Roll Handling Business, including, without limitation, the items listed in SCHEDULE 2.09(p) (collectively, the "Retained Shared Intellectual Property");

                  (q) All books, records, tapes, disks, files, plans, studies, reports, manuals, handbooks, catalogs, brochures, correspondence and other materials, whether in hard copy, electronic or any other form or media, including, without limitation, any of the same pertaining to the Roll Handling Business, the Continuing Obligations or the Retained Assets, including accounting, sales, costs, pricing, marketing, advertising, product literature, promotions, lists of suppliers, lists of customers, personnel, human resources, inventory, engineering, manufacturing, business plans and strategies and product development files and documents (collectively, the "Retained Business Records");

                  (r) The exclusive right of MEGTEC to represent itself as carrying on the Roll Handling Business of Baldwin Printing in continuation thereof as a going concern and all of the goodwill associated therewith;

                  (s) All cash of Baldwin Printing (collectively, the "Retained Cash");

                  (t) All employee benefit plans and all assets and records associated with such employee benefit plans held by Baldwin Printing, whether in trust or otherwise;

                  (u) All bank accounts and lockboxes of Baldwin Printing;

                  (v) The insurance policy of Baldwin Printing listed in
SCHEDULE 2.09(v); and

                  (w) Those additional rights, properties and assets of Baldwin Printing, if any, listed in SCHEDULE 2.09(w).

         SECTION 2.10. CONTINUING OBLIGATIONS. Upon the terms and subject to the conditions of this Agreement, from and after the Closing Time, MEGTEC or any Designated Purchaser, as the case may be, will cause Baldwin Printing to pay, perform or discharge only the following liabilities and obligations of Baldwin Printing relating to the Roll Handling Business and no others (collectively, the "Continuing Obligations"):

                  (a) All liabilities and obligations of Baldwin Printing for payment of accounts payable of the Roll Handling Business (collectively, the "Retained Accounts Payable"), but only to the extent and in the amount included therefor in the Final Statement and which amounts shall not include any amounts payable to Baldwin Technology or any of its Affiliates;

                  (b) All liabilities and obligations of Baldwin Printing for payment of accrued expenses of the Roll Handling Business (collectively, the "Retained Accrued Expenses"), but only to the extent and in the amount included therefor in the Final Statement and which amounts shall not include any amounts payable to Baldwin Technology or any of its Affiliates;

                  (c) Subject to Section 8.07 hereof, all liabilities and obligations of Baldwin Printing under the express terms of the Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases, but only to the extent first becoming due after the Closing Time but excluding, without limitation: (i) all liabilities and obligations under any contract agreement or commitment which was not (but should have been) listed on
SCHEDULE 6.27(a), and (ii) all liabilities or obligations arising or resulting from any occurrence, circumstance, event, condition or performance (whether known or unknown) which occurs or exists prior to the Closing Time and which constitutes, or which by the lapse of time or delivery of notice (or both) would constitute a breach or default of any Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts or Retained Leases (including, without limitation, any breach or default of any warranty (express or implied) arising with respect to the subject matter of any Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts or Retained Leases) or arising or resulting from the termination or cancellation prior to the Closing Time of any Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts or Retained Leases, all of which liabilities and obligations shall be Indemnified Liabilities;

                  (d) Subject to Section 8.07 hereof, all liabilities and obligations of Baldwin Printing to its immediate customers to repair any products or replace or refund the purchase price of any products, in any such event, sold by Baldwin Printing in the ordinary course of the Roll Handling Business prior to the Closing Time but excluding, without limitation, liabilities and obligations relating to or arising out of design defects, as well as all such liabilities and obligations (i) to any Person other than Baldwin Printing's immediate customers, (ii) for personal injury or property damages, (iii) for consequential incidental, liquidated, punitive, indirect or special damages and similar damages, as well as lost profits, and (iv) for any claim in excess of the purchase price of a product, all of which liabilities and obligations as referred to in Sections 2.10(d)(i) through (iv) hereof shall be Indemnified Liabilities;

                  (e) All claims, demands, liabilities and obligations of any nature whatsoever, and regardless of when any such claim is asserted or demand made, which arise out of, relate to or which are based on any customer deposit accepted by Baldwin Printing prior to the Closing Time. SCHEDULE 2.10(e) lists all customer deposits as of May 31, 2001 and their associated job number.
SCHEDULE 2.10(e) will be updated by Baldwin Technology as of the Closing Time. Any customer deposits received by Baldwin Printing subsequent to the Closing Time will be retained by Baldwin Printing. Any customer deposits received by Baldwin Technology or Baldwin Asia prior to the Closing Time relating to or arising out of the Roll Handling Business and not included in the Final Statement, or any customer deposits received by Baldwin Technology or Baldwin Asia subsequent to the Closing Time, will be remitted to MEGTEC without offset within five (5) Business Days and will clearly identify the job number to which the customer deposit applies; and

                  (f) All obligations and liabilities of Baldwin Printing arising out of design defects in products manufactured, sold or delivered by Baldwin Printing after the Closing Time, provided, and if and only if, the existence of such design defect prior to the Closing Time does not involve or relate to any misrepresentation or breach of warranty by Baldwin Technology or any of its Affiliates of this Agreement, including the Schedules and Supplements hereto.

         SECTION 2.11. INDEMNIFIED LIABILITIES. Subject to Sections 8.07, 9.02 and 11.06 hereof, notwithstanding anything to the contrary in this Agreement, including the Schedules, Supplements and Exhibits hereto and any Additional Documents, except for the Continuing Obligations, CS Printing and Baldwin Printing do not, directly or indirectly, assume or retain and Baldwin Technology or Baldwin Asia shall, without any responsibility or liability of or recourse to CS Printing, Baldwin Printing, MEGTEC, any Designated Purchaser or any of their respective Affiliates, absolutely and irrevocably retain and pay, perform and discharge, as the case may be, all debts, liabilities and obligations of any nature of CS Printing and Baldwin Printing (and Baldwin Technology or Baldwin Asia and their respective Affiliates relating to CS Printing or Baldwin

Printing), as the case may be, or claims of such liability or obligation, whether absolute, contingent or otherwise and whether foreseen, unforeseen, accrued, unaccrued, known, unknown, liquidated or unliquidated, matured or unmatured, now existing or which may arise in the future, and whether or not arising out of or relating either directly or indirectly to CS Printing or Baldwin Printing in connection with the Roll Handling Business, and regardless of whether such is made, claimed or asserted prior to or after the Closing Time, including, without limiting the generality of the foregoing, any liability, obligation or claim arising out of, relating to or resulting from:

                  (a) Except for the Retained Accounts Payable referred to in
Section 2.10(a) hereof, all other trade and other accounts payable and including all amounts payable to Baldwin Technology or any of its Affiliates;

                  (b) Except for the Retained Accrued Expenses referred to in
Section 2.10(b) hereof, all other accrued expenses and including all amounts payable to Baldwin Technology or any of its Affiliates;

                  (c) All obligations with respect to checks of CS Printing and Baldwin Printing which are issued and outstanding as of the Closing Time;

                  (d) Any injury to or disease or death of any person or damage to or loss of any property to the extent resulting from or arising out of or any act or omission prior to the Closing Time by CS Printing or Baldwin Printing and those for whom CS Printing or Baldwin Printing is responsible to the extent such injury, disease, death, damage or loss occurs prior to the Closing Time and regardless of whether based on negligence, breach of warranty, breach of contract, products liability, strict liability, workers' compensation or any other theory;

                  (e) Any violation prior to the Closing Time by CS Printing or Baldwin Printing of any Legal Requirement, any Permit, any Order or the requirements of any Governmental Authority, including Environmental Laws;

                  (f) Subject to Sections 2.09(t) and 9.02 hereof, any qualified or nonqualified, funded or nonfunded pension, profit sharing, health, welfare, medical insurance or other employee benefit plan or arrangement established, participated in, or maintained prior to the Closing Time by CS Printing or Baldwin Printing including, without limitation, severance entitlements;

                  (g) Any federal, state, local or other Taxes, including, without limitation, any related penalties or interest except only to the extent included in Retained Accrued Expenses in the Final Statement;

                  (h) Any infringement or other violation of Intellectual Property rights of any Person arising or resulting from any act or omission prior to Closing by CS Printing or Baldwin Printing;

                  (i) All liabilities and obligations with respect to insurance coverage obtained by, or in conjunction with, Baldwin Asia;

                  (j) All debts, liabilities, obligations and indebtedness for money borrowed by Baldwin Asia, CS Printing and Baldwin Printing or any of their respective Affiliates, including, without limitation, the indebtedness payable to the lenders of CS Printing, Baldwin Printing or any of their respective Affiliates;

                  (k) All liabilities and obligations for consequential, incidental, punitive, indirect, special and liquidated and similar damages as well as lost profits and other monetary amounts (other than the monetary amounts associated with the costs of repair or replacement, subject to Section 8.07 hereof) due to customers of Baldwin Printing in connection with the Roll Handling Business with respect or related to shortages and/or defects in goods and equipment delivered to customers or services provided to customers, or goods and equipment in transit to customers, in any such case, prior to the Closing Time in connection with the replacement and/or repair of goods and equipment and/or services, whether pursuant to:

                           (i) product warranties extended by Baldwin Printing;
or

                           (ii) product warranties or obligations implied or
provided by any Legal Requirement including by operation of law, and whether or not such involve any misrepresentation or breach of warranty by Baldwin Technology or Baldwin Asia of this Agreement;

                  (l) All liabilities and obligations of CS Printing and Baldwin Printing arising or incurred in connection with the negotiation, preparation and execution of this Agreement and the Additional Documents and the transactions contemplated hereby and thereby and fees and expenses of Baldwin Technology's, Baldwin Asia's, CS Printing's or Baldwin Printing's counsel, accountants and other experts, including H.C. Wainwright & Co., Inc.;

                  (m) All liabilities and obligations, including costs, expenses, damages, fines, awards and penalties and settlements with respect to Proceedings arising from or relating to events occurring prior to or conditions existing at the Closing Time and whether or not disclosed in the Schedules or Supplements to this Agreement and whether asserted prior to or after the Closing Time, as well as all liabilities and obligations of CS Printing or Baldwin Printing which violate any representation, warranty, covenant or agreement of CS Printing or Baldwin Printing (or of Baldwin Technology or Baldwin Asia related to CS Printing or Baldwin Printing) contained herein, whether or not included in the Financial Statements;

                  (n) All claims, demands, liabilities and obligations of any nature whatsoever and regardless of when such claim is asserted which arise out of, relate to or which are based on events occurring or conditions existing prior to the Closing Time and which relate to or otherwise arise out of goods and equipment sold or services performed by Baldwin Printing prior to the Closing Time, including design defects, whether founded upon negligence, breach of warranty, strict liability in tort and/or any and all other legal, equitable or other theories, seeking, in each such case, compensation or recovery for, or relating to injury to person or damage to property whether such injury or damage occurs prior to or after the Closing Time;

                  (o) All claims, demands, obligations and liabilities including cost and expense of defense and regardless of when such claim is asserted, whether arising out of, based upon or related to workers' compensation or employer's liability claims, negligence, strict liability in tort and/or any and all other legal, equitable or other theories seeking compensation and/or recovery and arising out of or relating to injuries and occupational diseases sustained by employees of

Baldwin Printing prior to the Closing Time, as well as exposure to workplace chemicals, substances and conditions prior to Closing Time;

                  (p) All liabilities and obligations of Baldwin Printing accruing through the Closing Time relating to breaches or defaults by Baldwin Printing prior to the Closing Time pursuant to the terms and conditions of the Retained Customer Contracts (subject to Section 8.07 hereof), Retained Supplier Contracts, Retained Other Contracts and Retained Leases;

                  (q) All claims, demands, liabilities and obligations of whatever kind or nature in connection with the conduct of any and all businesses of CS Printing or Baldwin Printing other than the Roll Handling Business;

                  (r) Subject to Section 9.02 hereof, all claims, demands, liabilities and obligations for claims for severance and termination pay and for payments in lieu of notice of termination made by any employee of Baldwin
Printing:

                           (i) as a consequence of the termination of employment
by Baldwin Printing of such employee prior to, on or immediately following the Closing Time; or

                           (ii) who is offered continued employment following
the Closing in accordance with Section 9.01 hereof and whether or not such employee accepts or rejects such offer;

                  (s) Subject to Section 9.02 hereof, all liabilities, debts, obligations and claims of employees and former employees of Baldwin Printing or their beneficiaries, heirs and representatives on account of wages, salaries, vacation pay, bonuses, commissions, dental, life insurance, health, medical, welfare and any and all other remuneration, employee compensation and entitlement plans of Baldwin Printing (or of Baldwin Technology or Baldwin Asia related to Baldwin Printing) of any kind and nature whatsoever;

                  (t) All liabilities imposed under law owing to employees of Baldwin Printing at the Closing Time relating to health or safety arising out of, relating to or resulting from any act or event occurring prior to the Closing Time;

                  (u) All acts or omissions prior to Closing Time by employees, representatives, officers, directors, agents, contractors, transporters or any person for whose acts or omissions Baldwin Printing are responsible in connection with the production, generation, storage, treatment, transportation, disposal, emission or other handling or disposition of any Hazardous Substances including any of the foregoing at the Shanghai Facility or any Former Facility;

                  (v) Any emission, discharge, dispersal, disposal, seepage, release or escape of any Hazardous Substances produced, generated, stored, treated, utilized, transported or disposed of prior to Closing Time by or on behalf of Baldwin Printing, including its employees, representatives, officers, directors, agents, contractors, transporters or any person for which acts or omissions Baldwin Printing is responsible and including any of the foregoing at the Shanghai Facility or any Former Facility;

                  (w) Any release of Hazardous Substances into the air, surface water, groundwater, soil or real property prior to the Closing Time by Baldwin Printing, including its employees, representatives, officers, directors, agents, contractors, transporters or any person for which acts or omissions Baldwin Printing is responsible, and whether at the Shanghai Facility, any Former Facility or elsewhere;

                  (x) Those claims, demands, debts, obligations and liabilities arising out of or related to those matters specifically designated as "Indemnified Liabilities" in the Schedules and Supplements to this Agreement; or

                  (y) To the extent not covered in clauses (a) through (x) in this Section 2.11, any and all liability or obligation arising out of or resulting from: (i) acts, omissions, events, occurrences, circumstances or transactions of whatsoever type or nature occurring or existing prior to the Closing Time or (ii) the ownership, operation, use, or possession of any assets, properties or rights used or held for use by Baldwin Printing or CS Printing prior to the Closing Time, or (iii) the condition of any of the Retained Assets prior to the Closing Time, or (iv) any design defects in the Baldwin Printing product lines regarding goods manufactured and sold by Baldwin Printing prior to the Closing Time, or (v) the ownership or operation by CS Printing or Baldwin Printing of any business or operations other than the Roll Handling Business.

                  For purposes of this Agreement, "Indemnified Liabilities" collectively means and shall be deemed to include all liabilities and obligations described in this Section 2.11 and, for purposes of this Agreement, no such liability or obligation shall be deemed a liability or obligation of CS Printing or Baldwin Printing even if by operation of law any such liability or obligation is either retained by CS Printing or Baldwin Printing or otherwise becomes a liability or obligation of MEGTEC or any Designated Purchaser. The matters described in this Section 2.11 are enumerations for the avoidance of doubt and are not intended to narrow the scope of Indemnified Liabilities.



                           ARTICLE III: PURCHASE PRICE

         SECTION 3.01. PURCHASE PRICE. The purchase price for the Purchased Assets and the CS Printing Shares shall be an amount equal to the tangible net book value as of the Closing Time of the Cash, Inventories, Receivables, Prepaids, Fixed Assets, Retained Cash, Retained Inventories, Retained Receivables, Retained Prepaids and Retained Fixed Assets, less Accounts Payable, Accrued Expenses, Retained Accounts Payable and Retained Accrued Expenses (collectively, the "Closing Tangible Net Book Value"), plus a fixed premium of Four Million Dollars ($4,000,000) (the "Purchase Price").

         SECTION 3.02. CLOSING TANGIBLE NET BOOK VALUE. The Closing Tangible Net Book Value of the Cash, Inventories, Receivables, Prepaids and Fixed Assets included in the Purchased Assets and the Retained Cash, Retained Inventories, Retained Receivables, Retained Prepaids and Retained Fixed Assets included in the Retained Assets, less the Accounts Payable and Accrued Expenses included in the Assumed Obligations and less the Retained Accounts Payable and Retained Accrued Expenses included in the Continuing Obligations will be determined as of the Closing Time in accordance with the Accounting Instructions set forth in EXHIBIT B hereto (the "Accounting Instructions").

         SECTION 3.03. PAYMENT OF ESTIMATED PURCHASE PRICE. At the Closing, MEGTEC shall pay or cause any Designated Purchaser to pay to Baldwin Enkel, Baldwin Amal and Baldwin Asia an estimated purchase price, in the aggregate, in the amount of Ten Million Dollars ($10,000,000) (the "Estimated Purchase Price").

         SECTION 3.04. ADJUSTMENT TO ESTIMATED PURCHASE PRICE.

                  (a) ADJUSTMENT AMOUNT. The Estimated Purchase Price will be subject to post-Closing adjustment (a "Purchase Price Adjustment"), up or down, to the extent the Closing Tangible Net Book Value as of the Closing Time is more or less than Seven Million Three Hundred Seventy-Six Thousand Dollars ($7,376,000). Closing Tangible Net Book Value as of the Closing Time will be determined from a statement (the "Final Statement") prepared by MEGTEC in accordance with the Accounting Instructions and subject to review and approval by Baldwin Technology and its accountants, as provided in Section 3.04(b) hereof. Both Baldwin Technology and MEGTEC and their respective employees and representatives shall be entitled to participate in the taking of the physical inventory in connection with the preparation of the Final Statement.

                  (b) FINAL STATEMENT. To determine whether an adjustment to the Estimated Purchase Price is required, MEGTEC will, within one hundred twenty
(120) days after the Closing, prepare and deliver to Baldwin Technology a proposed Final Statement, which will reflect the Closing Tangible Net Book Value as of the Closing Time. The purchase price for the Baldwin Enkel portion of the Purchased Assets, the Baldwin Amal portion of the Purchased Assets and the CS Printing Shares shall be expressed in the Final Statement in United States Dollars using the foreign currency exchange rate for the applicable local currency as of the Closing Time as reported in the Eastern Edition of The Wall Street Journal. MEGTEC will provide Baldwin Technology and its accountants with reasonable access to its work papers for the Final Statement and permit Baldwin Technology and its accountants to review and/or audit the same, at Baldwin Technology's sole cost and expense. If Baldwin Technology disputes the Final Statement, Baldwin Technology shall deliver to MEGTEC within sixty (60) days after receiving the Final Statement, a statement (the "Dispute Notice") setting forth what Baldwin Technology and its accountants believe is the correct Closing Tangible Net Book Value as of the Closing Time and describing, in reasonable detail, the basis for the determination of such different Closing Tangible Net Book Value. The Parties shall use reasonable efforts to resolve such differences regarding the determination of Closing Tangible Net Book Value as of the Closing Time for a period of thirty (30) days after Baldwin Technology has given the Dispute Notice. If the Parties resolve such differences, the Closing Tangible Net Book Value agreed to by the Parties shall be deemed to be the final Closing Tangible Net Book Value.

                  (c) DISPUTE RESOLUTION. If the Parties do not reach a final resolution within thirty (30) days after Baldwin Technology has given the Dispute Notice, unless each Party agrees in writing in its sole discretion to continue its efforts to resolve all differences, Ernst & Young, LLP or another mutually acceptable "big 5" accounting firm (other than Arthur Andersen LLP or PricewaterhouseCoopers LLP) (the "Neutral Accountants") shall resolve such differences in the manner provided in this Section 3.04(c). Baldwin Technology and MEGTEC shall each be entitled to make a presentation to the Neutral Accountants, pursuant to procedures to be agreed to among MEGTEC, Baldwin Technology and the Neutral Accountants, advocating the merits of Closing Tangible Net Book Value as of the Closing Time as espoused by such Party; and the Neutral Accountants shall be required to resolve the differences between the Parties and determine Closing Tangible Net Book Value as of the Closing Time, solely in accordance with the provisions of the Accounting Instructions, within ten (10) Business Days thereafter. The Closing Tangible Net Book Value as of the Closing Time determined by the Neutral Accountants shall be deemed to be the final Net Book Value as of the Closing Time and the Purchase Price Adjustment, as adjusted to reflect such determination, shall be deemed to be the final Purchase Price Adjustment. Such determination by the Neutral Accountants shall be conclusive and binding upon the Parties, absent fraud or manifest error. Nothing herein shall be construed to authorize or permit the Neutral Accountants

(i) to determine any questions or matters whatsoever under or in connection with this Agreement except for the resolution of differences between the Parties regarding the determination of Closing Tangible Net Book Value solely in accordance with the Accounting Instructions, or (ii) to resolve any such differences by making an adjustment to the Purchase Price Adjustment that is outside of the range defined by amounts as finally proposed by the Parties in their respective proposed statements of Closing Tangible Net Book Value submitted in accordance with this Section 3.04(c).

                  (d) FEES. All fees, costs and expenses of the Neutral Accountants will be shared by MEGTEC and Baldwin Technology in inverse proportion to the aggregate dollar value of unresolved matters decided in each Party's favor, as determined by the Neutral Accountants in their sole discretion.

                  (e) FAILURE TO DELIVER NOTICE. Failure of Baldwin Technology to deliver a Dispute Notice within sixty (60) days after receiving the Final Statement from MEGTEC shall constitute acceptance by Baldwin Technology of the Closing Tangible Net Book Value set forth in the Final Statement, whereupon such Closing Tangible Net Book Value shall be deemed to be the final Closing Tangible Net Book Value and the Purchase Price Adjustment shall be deemed to be the final Purchase Price Adjustment.

                  (f) PAYMENT. Any amount due to or from Baldwin Technology, including interest as determined in accordance with Section 3.04(g) hereof, will be paid by wire transfer of immediately available funds within five (5) Business Days after the final determination of Closing Tangible Net Book Value, whether such determination is made by mutual agreement of the Parties or by decision of the Neutral Accountants.

                  (g) INTEREST. Interest would be computed from the Closing Time to the date the Purchase Price Adjustment is paid at the prime rate of interest of The Bank of New York in effect on the date of Closing.

         SECTION 3.05. ALLOCATION OF PURCHASE PRICE. MEGTEC, Baldwin Technology, Baldwin Amal, Baldwin Asia and Baldwin Enkel agree that the consideration provided for in this Agreement shall be allocated by Baldwin

Technology, Baldwin Amal, Baldwin Asia, Baldwin Enkel and MEGTEC and any Designated Purchaser to the Purchased Assets, Retained Assets, Assumed Obligations, CS Printing Shares and the Continuing Obligations in accordance with the allocations set forth in EXHIBIT C hereto. Baldwin Technology, Baldwin Amal, Baldwin Asia, Baldwin Enkel and MEGTEC agree to adhere to, and MEGTEC agrees to cause any Designated Purchaser to adhere to, such allocation for the purposes of any federal or state income or franchise tax returns filed by them subsequent to the Closing, including the determination by Baldwin Technology, Baldwin Amal, Baldwin Asia and Baldwin Enkel, as the case may be, of taxable gain or loss on the sale of the Purchased Assets and the CS Printing Shares and the assumption of the Assumed Obligations and the determination by MEGTEC and any Designated Purchaser of their respective tax basis with respect to the CS Printing Shares, Purchased Assets, Retained Assets, Assumed Obligations and Continuing Obligations.


                               ARTICLE IV: CLOSING

         SECTION 4.01. CLOSING. Subject to the provisions of Articles X and XII hereof:

                  (a) CLOSING TIME. The closing of the transactions contemplated by this Agreement shall take place within five (5) Business Days after receipt of (i) all necessary Consents of Governmental Authorities related to the transfer of the ownership interest in and shares of Baldwin Printing to CS Printing and the obtaining by CS Printing, in accordance with applicable Legal Requirements, of all licenses related thereto and (ii) all necessary Consents of Governmental Authorities in Germany related to the transactions contemplated herein, but in each such instance in no event later than August 31, 2001 at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York, or at such other place or date as may be agreed upon from time to time in writing by Baldwin Technology and MEGTEC (the "Closing Time"). The "Closing" shall mean the making of the deliveries to be made by MEGTEC and any Designated Purchaser and Baldwin Technology, Baldwin Amal, Baldwin Asia and Baldwin

Enkel, respectively, pursuant to Sections 4.01(b) and (c) hereof and the Closing and the Closing Time shall be deemed to have occurred for all purposes under this Agreement at 11:59 p.m. Eastern Daylight Time on the date on which the Closing occurs. Subject to Article XII hereof, the failure of the Closing to occur as provided in this Section 4.01(a) shall not result in the termination of this Agreement and will not relieve any Party of its obligations under this Agreement. MEGTEC and any Designated Purchaser shall not be obligated to complete the purchase of any of the Purchased Assets and the CS Printing Shares unless the purchase of all of the Purchased Assets and the CS Printing Shares is completed simultaneously.

                  (b) DELIVERIES AT THE CLOSING BY BALDWIN TECHNOLOGY, BALDWIN AMAL, BALDWIN ASIA AND BALDWIN ENKEL. At or prior to the Closing Time, Baldwin Technology, Baldwin Amal, Baldwin Asia and Baldwin Enkel, as the case may be, will deliver to MEGTEC and any Designated Purchaser, as the case may be, the following, all of which shall be duly executed and be in form and substance reasonably satisfactory to counsel for MEGTEC.

                           (1) A general conveyance, assignment and bill of sale
for the Purchased Assets in the form of EXHIBIT D hereto;

                           (2) Assignments of the Patents and Patent
Applications in the form of EXHIBIT E hereto;

                           (3) Assignments of all Marks and all applications for
registration of any Mark in the form of EXHIBIT F hereto;

                           (4) A certificate in the form of EXHIBIT G hereto of
the Secretary of Baldwin Technology, certifying the Certificate of Incorporation and By-Laws of Baldwin Technology;

                           (5) A certificate in the form of EXHIBIT H hereto
executed by the Secretary of Baldwin Technology, dated the date of the Closing, certifying that the conditions set forth in Article X, Section A hereof have been satisfied;

                           (6) A certificate in the form of EXHIBIT I hereto of
the Secretary of Baldwin Enkel, certifying the Certificate of Incorporation and By-Laws of Baldwin Enkel;

                           (7) A certificate in the form of EXHIBIT J hereto
executed by the Secretary of Baldwin Enkel, dated the date of the Closing, certifying that the conditions set forth in Article X, Section A hereof have been satisfied;

                           (8) A certificate in the form of EXHIBIT K hereto of
a Director of Baldwin Amal, certifying the Articles of Association of Baldwin Amal;

                           (9) a certificate in the form of EXHIBIT L hereto
executed by a Director of Baldwin Amal, dated the date of the Closing, certifying that the conditions set forth in Article X, Section A hereof have been satisfied;

                           (10) A certificate in the form of EXHIBIT M hereto of
the Secretary of Baldwin Asia, certifying the Certificate of Incorporation and By-Laws of Baldwin Asia;

                           (11) A certificate in the form of EXHIBIT N hereto
executed by the Secretary of Baldwin Asia, dated the date of the Closing, certifying that the conditions set forth in Article X, Section A hereof have been satisfied;

                           (12) The CS Printing Shares;

                           (13) The Corporate Minute Book and Stock Ledger and
Corporate Seal for CS Printing;

                           (14) The Corporate Minute Book and Corporate Seal for
Baldwin Printing;

                           (15) A purchase note (Sw. "kopebrev"), satisfactory
in form and substance to MEGTEC's Swedish legal counsel, in respect of the owned real estate included within the Amal Facility designated as "Galbgjutaren 6" Amal, Sweden;

                           (16) A written waiver by the local community in Amal
("Amals kommun"), satisfactory in form and substance to MEGTEC's Swedish legal counsel, that it will not avail itself of its pre-emptive right (Sw. "forkop") to purchase the real estate designated "Galbgjutaren 6" pursuant to the Act on Pre-emptive Rights (Sw. "Forkopslag 1967:878");

                           (17) A written confirmation, satisfactory in form and
substance to MEGTEC's Swedish legal counsel, from Skandinaviska Enskilda Banken confirming that Skandinaviska Enskilda Banken shall have no rights with respect to Baldwin Amal's portion of the Purchased Assets covered by mortgage (Sw. "avstaende fran forfoljelseratt)";

                           (18) Minutes from a Shareholder's Meeting with the
shareholders of each of Baldwin Enkel and Baldwin Amal containing resolutions whereby the respective shareholders have approved the sale of Baldwin Amal's and Baldwin Enkel's respective portions of the Purchased Assets on the terms set forth herein;

                           (19) Minutes from a Shareholder's Meeting with the
shareholders of Baldwin Asia containing a resolution whereby the shareholders of Baldwin Asia have approved the sale of CS Printing on the terms set forth herein;

                           (20) Minutes from a Board of Directors Meeting of
Baldwin Technology containing a resolution whereby the Board of Directors of Baldwin Technology has approved the transactions contemplated by this Agreement;

                           (21) Written Resignations of the officers and
directors of CS Printing effective as of the Closing Time;

                           (22) A Consignment Agreement with respect to the
Consigned Inventories in the form of EXHIBIT O hereto duly executed by Baldwin Enkel; and

                           (23) Such other separate instruments of sale,
assignment, transfer or conveyance, in form and substance reasonably satisfactory to MEGTEC, that MEGTEC and any Designated Purchaser may reasonably deem necessary or appropriate in order to perfect, confirm or evidence title in accordance with this Agreement to all or any part of the Purchased Assets, and the CS Printing Shares or to otherwise carry out the purpose of this Agreement.


                  (c) DELIVERY AT THE CLOSING BY MEGTEC. At or prior to the Closing Time, MEGTEC will deliver to Baldwin Technology, Baldwin Enkel, Baldwin Asia and Baldwin Amal the following which shall be duly executed and be in form and substance reasonably satisfactory to counsel for Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia:

                           (1) The Estimated Purchase Price in accordance with
Section 3.03 hereof;

                           (2) An Assumption Agreement with respect to the
Assumed Obligations in the form of EXHIBIT P hereto;

                           (3) A certificate in the form of EXHIBIT Q hereto of
the the Senior Associate General Counsel or an Assistant Secretary of Sequa, certifying the Certificate of Incorporation and By-Laws of Sequa;

                           (4) A certificate in the form of EXHIBIT R hereto
executed by a Senior Associate General Counsel of Sequa, dated the date of the Closing, certifying that the conditions set forth in Article X, Section B hereof have been satisfied;

                           (5) A certificate in the form of EXHIBIT S hereto of
the Secretary of MEGTEC, certifying the Certificate of Incorporation and By-Laws of MEGTEC; and

                           (6) A certificate in the form of EXHIBIT T hereto
executed by the Secretary of MEGTEC, dated the date of the Closing, certifying that the conditions set forth in Article X, Section B hereof have been satisfied; and

                           (7) A Consignment Agreement with respect to the
Consigned Inventories in the Form of EXHIBIT O hereto, duly executed by MEGTEC.


             ARTICLE V: REPRESENTATIONS AND WARRANTIES OF SEQUA AND
                                     MEGTEC


      Sequa and MEGTEC hereby, jointly and severally, represent and warrant to Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia that:

      SECTION 5.01. CORPORATE ORGANIZATION AND QUALIFICATION. Each of Sequa and MEGTEC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its property and, in the case of MEGTEC, the Purchased Assets and otherwise conduct its business as now being conducted and, in the case of MEGTEC, the Roll Handling Business after the Closing Time.

         SECTION 5.02. AUTHORIZATION OF TRANSACTION. Each of Sequa and MEGTEC has full corporate power and authority to enter into this Agreement, perform its obligations hereunder and consummate the transactions contemplated hereby, including, without limitation, the execution and delivery of this Agreement and the other documents and instruments specified in Section 4.01(c) hereof. All necessary and appropriate corporate action has been taken by Sequa and MEGTEC with respect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of Sequa and MEGTEC, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and subject to limitations imposed by general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

         SECTION 5.03. NON-CONFLICT. Neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time): (i) contravene, conflict with, or result in a violation of any provision of the Articles of Incorporation or By-Laws of Sequa or MEGTEC, or any resolution adopted by the board of directors or the stockholders of Sequa or MEGTEC; or
(ii) contravene, conflict with, or result in a violation of any Legal Requirement or any Order to which Sequa or MEGTEC or any of its property is or may be subject or (iii) require any Consent of, or notice to, or declaration, filing or registration with, any Governmental Authority or other Person.

         SECTION 5.04. FINDER; BROKERS Neither Sequa or MEGTEC is a party to any agreement with any finder or broker, or in any way obligated to any finder or broker for any commissions, fees or expenses, in connection with the origin, negotiation, execution or performance of this Agreement or the transactions contemplated hereby.

         SECTION 5.05. FINANCIAL WHEREWITHAL. MEGTEC has sufficient funds as are required to allow it to pay the Estimated Purchased Price and other payments required to be made by MEGTEC hereunder.

         SECTION 5.06. LEGAL PROCEEDINGS. There is no pending or, to the Knowledge of Sequa and MEGTEC, Threatened, claims, demands, notices of violation, actions, arbitrations, audits, grievances, hearings, investigations, litigation, or suits (whether civil, criminal, administrative, investigative, or informal) (collectively, a "Proceeding") by or against Sequa or MEGTEC or any director or officer of Sequa or MEGTEC or involving any of its properties or assets that (i) questions the validity of this Agreement or (ii) seeks to delay, prohibit or restrict in any manner any action taken or to be taken by MEGTEC under this Agreement.

         SECTION 5.07. DISCLOSURE. No representation or warranty of Sequa or MEGTEC in this Agreement or any statement of Sequa or MEGTEC contained in any certificate or other document required to be furnished by any officer of Sequa or MEGTEC contains any untrue statement of material fact or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.


              ARTICLE VI:.REPRESENTATIONS AND WARRANTIES OF BALDWIN
            TECHNOLOGY, BALDWIN AMAL, BALDWIN ASIA AND BALDWIN ENKEL

         Baldwin Technology, Baldwin Amal, Baldwin Asia and Baldwin Enkel hereby, jointly and severally, represent and warrant to MEGTEC and Sequa that:

         SECTION 6.01. CORPORATE ORGANIZATION AND QUALIFICATION. Each of Baldwin Technology, Baldwin Enkel, Baldwin Asia and CS Printing is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its property, including, in the case of Baldwin Enkel, its portion of the Purchased Assets, and otherwise conduct its business, including, in the case of Baldwin Enkel, the Roll Handling Business, as now being conducted. Baldwin Amal is a limited liability company duly organized and validly existing under the laws of Sweden and Baldwin Printing is a corporation duly organized and validly existing under the laws of the People's Republic of China, and each of Baldwin Enkel, Baldwin Amal and Baldwin Printing has all requisite corporate power and authority to own, lease and operate its property, including, in the case of Baldwin Amal, its portion of the Purchased Assets and in the case of Baldwin Printing, the Retained Assets, and otherwise conduct its business, including the Roll Handling Business, as now being conducted. SCHEDULE 6.01 sets forth the subsidiaries of each of Baldwin Enkel and CS Printing. Each of Baldwin Amal and Baldwin Printing has no subsidiaries and does not own, directly or indirectly, any interest or investment in or exercise control (as stockholder or in any other manner) over any Person. Each of Baldwin Enkel, Baldwin Amal and Baldwin Printing is duly qualified to do business and Baldwin Enkel is in good standing in each jurisdiction listed in SCHEDULE 6.01, and is not qualified to do business in any other jurisdiction and neither the nature of the Roll Handling Business conducted by it nor the property owned or operated by it requires it to qualify to do business in any other jurisdiction where such failure to so qualify would have a Material Adverse Effect on the conduct of the Roll Handling Business or use or ownership of any of its assets or properties. Except as set forth in SCHEDULE 6.01, neither Baldwin Enkel, Baldwin Amal nor Baldwin Printing has received any written notice or assertion from any Governmental Authority of any jurisdiction in which it is not qualified or authorized to do business to the effect that it is required to be qualified or otherwise authorized to do business therein.

         SECTION 6.02. AUTHORIZATION OF TRANSACTION. Each of Baldwin Technology, Baldwin Amal, Baldwin Asia and Baldwin Enkel has full corporate power and authority to enter into this Agreement, perform its obligations hereunder and consummate the transactions contemplated hereby, including, without limitation, the execution and delivery of this Agreement and the other documents and instruments specified in Section 4.01(b) hereof. All necessary and appropriate corporate and stockholder action has been taken by Baldwin Technology, Baldwin Asia, CS Printing, Baldwin Enkel, Baldwin Amal and Baldwin Printing with respect to the execution, delivery and performance of this

Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of Baldwin Technology, Baldwin Amal, Baldwin Asia and Baldwin Enkel, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and subject to limitations imposed by general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

         SECTION 6.03. NON-CONFLICT. Except as set forth in SCHEDULE 6.03, neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time): (a) contravene, conflict with, or result in a violation of any provision of the Certificate of Incorporation, By-Laws, Articles of Association or other constitutive document of Baldwin Technology, Baldwin Asia, CS Printing or any member of the Roll Handling Group, or any resolution adopted by the board of directors or stockholders of Baldwin Technology, Baldwin Asia, CS Printing or any member of the Roll Handling Group;
(b) contravene, conflict with, or result in a violation of any Legal Requirement or any Order to which Baldwin Technology, Baldwin Asia, CS Printing or any member of the Roll Handling Group or any of the Purchased Assets or Retained Assets are or may be subject; (c) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Permit held by any member of the Roll Handling Group in its conduct of the Roll Handling Business; (d) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any material contract, lease, contract, agreement or other instrument, commitment or obligation included in either the Purchased Assets or the Retained Assets and relating to the Roll Handling Business to which any member of the Roll Handling Group is or may be bound or affected; (e) result in the imposition or creation of any Lien upon, or with respect to, any of the CS Printing Shares, the ownership interest or shares of Baldwin Printing, the Purchased Assets or the Retained Assets; or (f) require any Consent of, or notice to, or declaration, filing or registration with, any Governmental Authority or other Person.

         SECTION 6.04. INVESTMENTS; SUBSIDIARIES.

                  (a) Except as set forth in SCHEDULE 6.04(a), each member of the Roll Handling Group is engaged in the Roll Handling Business and, except as set forth in SCHEDULE 6.04(a), to Baldwin's Knowledge, no member of the Roll Handling Group is now engaged in or has ever engaged in any other business or activities except as incidental to the Roll Handling Business. Except as set forth in SCHEDULE 6.04(a), no member of the Roll Handling Group has acquired from any other Person, any ongoing business or product line which is a part of the Roll Handling Business.

                  (b) SCHEDULE 6.04(b) completely and accurately sets forth the authorized, issued and outstanding equity securities of CS Printing and Baldwin Printing and the ownership of the outstanding equity securities of CS Printing and Baldwin Printing. Except as set forth in SCHEDULE 6.04(b): (i) all outstanding equity securities of CS Printing and Baldwin Printing have been validly issued in compliance with all applicable Legal Requirements and are fully paid, non-assessable and free of preemptive rights; (ii) all outstanding equity securities of Baldwin Printing are owned by CS Printing, free and clear of any and all Liens of whatever nature and all outstanding equity securities of CS Printing are owned by Baldwin Asia, free and clear of any and all Liens of whatever nature; (iii) there are no stockholder agreements, voting trusts or other agreements or understandings with respect to the Roll Handling Business or operation of Baldwin Printing, or voting of CS Printing or Baldwin Printing equity securities, to which Baldwin Asia, CS Printing or Baldwin Printing is a party or by which Baldwin Asia, CS Printing or Baldwin Printing is bound; and
(iv) there is no subscription, option, warrant, call, right, contract, commitment, understanding or arrangement relating to the issuance, sale or transfer of any equity securities of

CS Printing or Baldwin Printing, including any right of conversion or exchange under any outstanding security or other instrument. Baldwin Technology has heretofore delivered to MEGTEC complete and correct copies of the charter, certificates, articles, by-laws or code or regulations (which terms shall be deemed to also include comparable governing instruments with different names) of each of CS Printing and Baldwin Printing and each other item described in (iii) and (iv) above, as amended and presently in effect, and each of CS Printing and Baldwin Printing is not in default in the performance, observation or fulfillment of its charter, articles, by-laws or code or regulations or any comparable governing instrument.

         SECTION 6.05. FINANCIAL STATEMENTS.

                  (a) SCHEDULE 6.05(a) includes (i) balance sheets of the Roll Handling Group as of June 30 for each of the fiscal years 1998 through 2000, and the related statements of income and retained earnings for each of the fiscal years then ended (the "Year-End Financials") and (ii) balance sheet of the Roll Handling Group as of March 31, 2001 (the "Interim Balance Sheet") and the related statements of income, retained earnings for the nine (9) months then ended (the "Interim Financial Statements") ((i) and (ii) collectively, the "Financial Statements"). The Financial Statements have been prepared from the books and records of the Roll Handling Group and fairly present the financial condition and results of operations of the Roll Handling Group as at the respective dates of and for the periods referred to in the Financial Statements, and all in accordance with GAAP consistently applied for the periods presented. Except as expressly noted therein, the statements of income included in the Financial Statements do not include any items which would be treated as special or nonrecurring income or expense pursuant to GAAP. The Financial Statements are consistent with and have been included in Baldwin Technology's audited and/or unaudited, as the case may be, financial statements and other external reporting by Baldwin Technology.

                  (b) Except as set forth in SCHEDULE 6.05(b), the Financial Statements include a reasonable allocable charge for all services provided to the

Roll Handling Group and the Roll Handling Business by Baldwin Technology and Baldwin Asia and any of their respective Affiliates.

                  (c) SCHEDULE 6.05(c) sets forth the budget for the fiscal year ending June 30, 2001, used by Baldwin Technology for the Roll Handling Group for internal planning purposes. Baldwin Technology does not have nor is it using any budget for the Roll Handling Group for the fiscal year ending June 30, 2002.

                  (d) SCHEDULE 6.05(d) sets forth a complete and accurate list of all bank accounts and lockboxes held or used by the Roll Handling Group and by Baldwin Technology and Baldwin Asia relating to the Roll Handling Group.

                  (e) SCHEDULE 6.05(e) sets forth the capital spending budget for the Roll Handling Group for the 2001 year (the "Capital Spending Budget"). The Capital Spending Budget was prepared in the ordinary course of business (and not in anticipation of this transaction) and in all material respects adequately provides for capital spending to maintain current operations and to grow sales in line with the year 2001 budget. Except as set forth in SCHEDULE 6.05(e), the Roll Handling Group is in conformity in all material respects with the Capital Spending Budget.

         SECTION 6.06. BOOKS AND RECORDS; ACCOUNTING PRACTICES.

                  (a) The books and records, financial and otherwise, of the Roll Handling Group, including those relating to the Roll Handling Business accurately set out and disclose any and all material transactions involving the Roll Handling Business and the financial position of the Roll Handling Group as relates to the Roll Handling Business. All material transactions of Baldwin Enkel, Baldwin Amal and Baldwin Printing relating to the Roll Handling Business, the Purchased Assets, the Retained Assets, Assumed Obligations and Continuing Obligations have been accurately recorded in all material respects in such books and records and in the Schedules and Supplements attached hereto. Such books and records have been to the date hereof and will be, through the Closing Time, properly kept and maintained in a consistent manner in accordance with GAAP or local statutory reporting requirements, as the case may be. SCHEDULE 6.06(a) sets forth a true and correct copy of the reconciliation of the Baldwin Amal and

Baldwin Printing statutory financial statements as of March 31, 2001 to GAAP for inclusion in Baldwin Technology's consolidated financial statements.

                  (b) The Roll Handling Group makes and keeps books and records accurately reflecting in all material respects the Purchased Assets, Retained Assets, Assumed Obligations, Continuing Obligations and the Roll Handling Business and maintains internal accounting controls that provide reasonable assurance that (i) transactions are executed with management's authorization;
(ii) transactions are recorded as necessary to permit preparation of the Roll Handling Group's financial statements and to maintain accountability for the assets and liabilities of the Roll Handling Group; (iii) access to the assets of the Roll Handling Group relating to the Roll Handling Business is permitted only in accordance with management's authorization and (iv) the reported accountability of the assets of the Roll Handling Group is compared with existing assets at reasonable intervals.

         SECTION 6.07. ABSENCE OF CERTAIN CHANGES. Except as set forth in
SCHEDULE 6.07, since March 31, 2001:

                  (a) Except for transactions contemplated by this Agreement, there has not occurred any event or condition of any character which has materially adversely affected, or may reasonably be expected to so affect, the Roll Handling Group, the Assumed Obligations, Continuing Obligations, the Purchased Assets or the Retained Assets, or the prospects or condition (financial or otherwise) of the Roll Handling Business, including, without limitation, any loss of or material damage to any of the rights, property or Purchased Assets and/or Retained Assets of the Roll Handling Group, or any loss of or material adverse change in relationship with, a Significant Customer or Significant Supplier (any such effect, a "Material Adverse Effect"); and

                  (b) The Roll Handling Group has not taken any action or failed to take any action which action or failure to take any action would not have been permitted by Section 7.01 hereof had it been in effect between March 31, 2001 and the date hereof.

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
         SECTION 6.08. UNDISCLOSED LIABILITIES. Except as set forth in SCHEDULE 6.08, the Roll Handling Group has no material liability or obligation of any nature arising out of or relating to the Roll Handling Business, the Purchased Assets or the Retained Assets (whether liquidated, unliquidated, accrued, unaccrued, absolute, contingent or otherwise and whether due or to become due) except:

                  (a) those set forth or reflected in the Financial Statements or notes thereto, which have not been paid or discharged since the date thereof;

                  (b) those arising under the Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases, Real Estate Leases and the Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases identified in the Schedules and Supplements;

                  (c) those not required by GAAP or local statutory reporting requirements, as the case may be, to be identified in the Financial Statements or notes thereto or required pursuant to the terms and conditions of this Agreement, in any of the Schedules and Supplements; and

                  (d) current liabilities incurred in or as a result of the conduct of the Roll Handling Business by the Roll Handling Group in the ordinary course consistent with past practice since March 31, 2001, which are reflected in all material respects on its books and records and which are not inconsistent with the other representations, warranties and agreements of Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia set forth in this Agreement, the Schedules and Supplements.

         SECTION 6.09. RECEIVABLES. All Receivables and Retained Receivables of the Roll Handling Group reflected in the Financial Statements (subject to the reserve for uncollectable amounts reflected in the Financial Statements) represent or will, in the case of the Final Statement, represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business prior to the Closing Time. Except as set forth in SCHEDULE 6.09, there is no outstanding, or to Baldwin's Knowledge, Threatened claim or right of set-off with any obligor of a Receivable or Retained Receivable relating to the amount or validity of such Receivables and/or Retained Receivables. SCHEDULE 6.09 contains a summary of all Receivables and Retained Receivables as of May 31, 2001, which sets forth the aging of all such Receivables and Retained Receivables, other than any of the foregoing which are part of the Excluded Assets or Transferred Assets.

         SECTION 6.10. INVENTORIES. Except as set forth in SCHEDULE 6.10, all inventory of the Roll Handling Group reflected in the Financial Statements (subject to the reserve for obsolescence, shrinkage, excess quantities, defective materials and deterioration), is merchantable and consists of a quality and quantity usable or salable in the ordinary course of business of the Roll Handling Business, except for obsolete items and items which are defective or of below-standard quality or whose aging has exceeded or will exceed as of the Closing Time applicable standards, all of which have been written off or written down to net realizable value in the Financial Statements. All Inventories and Retained Inventories not written off have been priced at the lower of cost or market on a first-in, first-out basis. Except as set forth in
SCHEDULE 6.10, no inventory has been pledged as collateral or is held by the Roll Handling Group on consignment from others, or is held by others on consignment from the Roll Handling Group.

         SECTION 6.11. ACCOUNTS PAYABLE. All Accounts Payable and Retained Accounts Payable of the Roll Handling Group have arisen in the ordinary course of the Roll Handling Business and except as set forth in SCHEDULE 6.11, are not subject to any pending or, to Baldwin's Knowledge, Threatened Proceedings.

         SECTION 6.12. REAL PROPERTY.

                  (a) SCHEDULE 6.12(a) sets forth a complete and accurate (i) legal description of all real property currently owned by the Roll Handling Group; (ii) list of any real property currently leased or licensed by the Roll Handling Group from other Persons and (iii) list of all other real property interests currently held or used by the Roll Handling Group in the Roll Handling Business (collectively, the "Roll Handling Group Facilities"). SCHEDULE 6.12(a) contains a complete and accurate list of the most recent title reports, title insurance policies, appraisals and engineering, geologic and similar studies and reports in respect of each of the Amal Facility and Shanghai Facility prepared by or for Baldwin Technology or the Roll Handling Group or of which it has Knowledge. Baldwin Technology has provided MEGTEC with complete and accurate copies of all such items relating to Baldwin Amal and Baldwin Printing.

                  (b) Except as set forth in SCHEDULE 6.12(b):

                           (i) To Baldwin's Knowledge, the Roll Handling Group
Facilities and the use by the Roll Handling Group thereof are not in violation of any recorded or unrecorded covenant or restriction or any building, zoning, subdivision, land use or other Legal Requirement pertaining to the ownership, condition, lease or use of the Roll Handling Group Facilities. There are no pending or, to the Knowledge of Baldwin, Threatened zoning, condemnation or eminent domain or other similar Proceedings against or affecting any of the Roll Handling Group Facilities;

                           (ii) To Baldwin's Knowledge, the buildings,
improvements, structures, and building systems (including, without limitation, electrical, gas, plumbing, piping, steam, waste and HVAC systems) included in the Roll Handling Group Facilities are in good operating condition and repair, subject to ordinary wear and tear, and are adequate for the uses to which they are being put, and none of such buildings, improvements, structures, or building systems is in need of maintenance or repairs except for ordinary routine maintenance and repairs that are not material in nature or cost;

                           (iii) To Baldwin's Knowledge, there are no
outstanding written recommendations which have not since been implemented by any of the Roll Handling Group's or Baldwin Technology's, Baldwin Amal's, Baldwin Asia's or Baldwin Enkel's workers' compensation, property/casualty or other insurance carriers or any of their respective boards of fire underwriters or other body exercising similar function since July 1, 1999, in any such case requiring or recommending any repairs or other work be done at either the Amal Facility or the Shanghai Facility. Baldwin Technology has furnished or made available to MEGTEC complete and accurate copies of any such written recommendation provided to either the Roll Handling Group or Baldwin Technology since July 1, 1999, all of which are listed in the Schedules or Supplements to this Agreement;

                           (iv) The Roll Handling Group Facilities are serviced
with utilities which are adequate for the continuation by MEGTEC and any Designated Purchaser of the Roll Handling Business as conducted through the date hereof and there is no pending or, to the Knowledge of Baldwin, Threatened curtailment in any such utility service; and

                           (v) The Roll Handling Group Facilities are used
exclusively by the Roll Handling Group for the Roll Handling Business, and the Roll Handling Group does not conduct any other business or operations at the Roll Handling Group Facilities. Except for the leases for the Rockford Facility, Amal Facility and the Shanghai Facility, which are set forth in SCHEDULE 6.12(a), Baldwin Technology, Baldwin Asia and the Roll Handling Group are not parties to any recorded or unrecorded leases, subleases, easements, licenses, concessions, options or other agreements, written or oral, with respect to the Rockford Facility, Amal Facility or the Shanghai Facility. There are no Persons
(A) except Baldwin Enkel in possession of, occupying or using the Rockford Facility, (B) except Baldwin Amal in possession of, occupying or using the Amal Facility or (C) except Baldwin Printing in possession of, occupying or using the Shanghai Facility.

         SECTION 6.13. PERSONAL PROPERTY LEASES. Except pursuant to the Personal Property Leases and Retained Leases, no machinery, equipment, vehicles, office furniture or other personal property located at any of the Roll Handling Group Facilities or elsewhere is leased from any third party. True and correct copies of the Personal Property Leases and Retained Leases have been furnished by Baldwin Technology to MEGTEC and are set forth on SCHEDULE 6.13. To Baldwin's Knowledge, neither the Roll Handling Group nor any of the other parties to such leases are in default with respect to any of the Personal Property Leases or any Retained Leases.

         SECTION 6.14. TAXES. In respect of the Roll Handling Group, the Purchased Assets, the Retained Assets and the Roll Handling Business and except as set forth in SCHEDULE 6.14: (i) all Tax Returns required to be filed with any Taxing Authority have been filed in accordance with all Legal Requirements; (ii) as of the time of such filing, such Tax Returns were prepared in accordance with the appropriate books and records and correctly reflect the facts set forth in such books and records regarding the income, business, assets, operations, activities and status of the Roll Handling Business, and any other material information required to be shown therein; (iii) all Taxes owed for which payment was due have been paid (as shown on such Tax Returns) or adequately reserved therefor, except any such amounts being contested in good faith; (iv) there is no audit, action, suit, proceeding or investigation now pending, or to Baldwin's Knowledge, Threatened against or with respect to any Tax; (v) there are no Liens for Taxes upon the Purchased Assets or the Retained Assets; (vi) no deficiency for any Tax or claim for additional Taxes by any Taxing Authority has been assessed or is pending, or to the Knowledge of Baldwin, is Threatened; and (vii) there is no extension or waiver of the limitation period applicable to any Tax or Tax Return.

         Any transfer taxes (other than the stamp tax referred to in Section
8.10 hereof) that may be payable as a result of the transactions contemplated by this Agreement, including the purchase and sale of the Amal Facility, the CS Printing Shares, the Purchased Assets and/or retention of the Retained Assets, are the responsibility of and will be paid by Baldwin Technology, Baldwin Amal or Baldwin Asia, as the case may be.

         SECTION 6.15 LEGAL PROCEEDINGS.

                  (a) Except as set forth in SCHEDULE 6.15 (a), there is no pending or, to the Knowledge of Baldwin, Threatened Proceedings by or against the Roll Handling Group or any director or officer of the Roll Handling Group, or Baldwin Technology, Baldwin Sweden, CS Printing or Baldwin Asia in any such instance arising out of or relating to either the Roll Handling Business, the Assumed Obligations, the Continuing Obligations, the Purchased Assets or the Retained Assets. To Baldwin's Knowledge, no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceedings.

                  (b) SCHEDULE 6.15(b) lists each Proceeding to which the Roll Handling Group, Baldwin Technology, Baldwin Sweden or Baldwin Asia in any such instance arising out of, or relating to, either the Roll Handling Business, the Assumed Obligations, Continuing Obligations, the Purchased Assets or the Retained Assets, has been subject since July 1, 1998 that: (i) involved an alleged violation of any Legal Requirement; (ii) involved personal injury or property damage alleged to have resulted from products sold by the Roll Handling Group; (iii) involved an allegation of infringement, misappropriation or violation of or conflict with the Intellectual Property rights of any Person;
(iv) involved injuries or illnesses that are reportable under any Legal Requirement; or (v) involved a fine or penalty imposed or sought to be imposed by a Governmental Authority.

         SECTION 6.16. ORDERS.

                  (a) Except for Orders of general application, SCHEDULE 6.16(a) sets forth each order (where service has been received), decree, award, decision, injunction (where service has been received), judgment, judicial ruling, subpoena (where service has been received), or verdict of any Governmental Authority or arbitrator (an "Order") to which the Roll Handling Group is a party or otherwise bound, either relating to or arising out of the Roll Handling Business, the Assumed Obligations, Continuing Obligations or any of the Purchased Assets or Retained Assets (a "Listed Order") and, to the Knowledge of Baldwin, no such other Order is Threatened;

                  (b) To the Knowledge of Baldwin, no officer, director, employee, agent or consultant of the Roll Handling Group is subject to any Order that prohibits such officer, director, employee, agent or consultant from engaging in or continuing any conduct, activity or practice presently being carried out which in any manner relates to either the Roll Handling Business, the Assumed Obligations, Continuing Obligations, the Purchased Assets or the Retained Assets;

                  (c) The Roll Handling Group is, and at all times in the prior three (3) years has been, in full compliance with all of the terms and requirements of each Listed Order;

                  (d) No event has occurred or circumstance exists that may reasonably be expected to constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirements of any Listed Order; and

                  (e) Neither Baldwin Technology, Baldwin Sweden, Baldwin Asia nor the Roll Handling Group has received in the prior three (3) years any notice from any Governmental Authority or any other Person regarding any actual, alleged, or potential violation by the Roll Handling Group of any Listed Order.

         SECTION 6.17. COMPLIANCE WITH LEGAL REQUIREMENTS. Except as set forth in SCHEDULE 6.17, with respect to the Roll Handling Business, the Assumed Obligations, the Continuing Obligations, the Purchased Assets and the Retained
Assets:

                  (a) The Roll Handling Group is, and at all times since July 1, 1998 has been, in substantial compliance with applicable Legal Requirements and no event has occurred or circumstance exists that (with or without notice or lapse of time) (i) may constitute or result in a material violation by the Roll Handling Group of, or a material failure on the part of the Roll Handling Group to materially comply with, any Legal Requirement; or (ii) may give rise to any material obligation on the part of the Roll Handling Group to undertake, or to bear all or a substantial portion of any cost of, any Legal Requirement compliance;

                  (b) The Roll Handling Group has not received since July 1, 1998 any written notice from any Governmental Authority or any other Person regarding (i) any actual, alleged, or potential violation of, or failure to comply with, any Legal Requirement; or (ii) any actual, alleged, or potential obligation on the part of the Roll Handling Group to undertake, or to bear all or a substantial portion of the cost of, any Legal Requirement, compliance with which has not been completed;

                  (c) To the Knowledge of Baldwin (i) there is no Legal Requirement which is not currently applicable to the Roll Handling Group but which, according to its provisions, will become applicable to the Roll Handling Group and which is reasonably likely to have a Material Adverse Effect on the Roll Handling Business, the Assumed Obligations, Continuing Obligations, the Purchased Assets or the Retained Assets and (ii) there is no pending, proposed or Threatened Legal Requirement which, if promulgated, is reasonably likely to have a Material Adverse Effect; and

                  (d) the Roll Handling Group has not paid in the last three (3) years, and there is no pending or, to the Knowledge of Baldwin, Threatened fine or penalty imposed or sought to be imposed by any Governmental Authority.

         SECTION 6.18. PERMITS.

                  (a) SCHEDULE 6.18(a) contains a complete and accurate list of all Listed Permits required by Legal Requirements and held by Baldwin Amal and Baldwin Printing in connection with the Roll Handling Business, the Assumed Obligations, Continuing Obligations, the Purchased Assets and the Retained Assets. Baldwin Technology has delivered to MEGTEC correct and complete copies of all Listed Permits.

                  (b) Except as set forth in SCHEDULE 6.18(b): (i) no Permit other than the Listed Permits is necessary to lawfully conduct the Roll Handling Business or to, own, use and operate the Purchased Assets or the Retained Assets or to perform the Assumed Obligations or the Continuing Obligations the absence of which could reasonably be expected to result in a Material Adverse Effect;
(ii) each Listed Permit is, to Baldwin's Knowledge, valid and in full force and effect; (iii) the Roll Handling Group is, and at all times since the issuance of any Listed Permit has been, in compliance in all material respects with the terms and requirements of each Listed Permit; (iv) to Baldwin's Knowledge, no event has occurred or circumstance exists that may (with or without notice or lapse of time): (A) constitute or result, directly or indirectly, in a violation of or a failure to comply with any term or requirement of any Listed Permit, or
(B) result, directly or indirectly, in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any Listed Permit; (v) the Roll Handling Group has not received in the prior three (3) years any written notice from any Governmental Authority or any other Person regarding: (A) any actual, alleged, or potential violation of any Permit which is or was held by it, or (B) any actual, proposed, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any Permit which is or was held by it; (vi) to Baldwin's Knowledge, all filings, notices, reports and other submissions required to have been made with respect to the Listed Permits have been duly made on a timely basis with the appropriate Governmental Authority and all applications and other submissions required to have been filed for the timely renewal of the Listed Permits or the acquisition of any additional Permits necessary for the operation of the Roll Handling Business have been duly filed on a timely basis with the appropriate Governmental Authority; and (vii) the Roll Handling Group has not received from any Governmental Authority any written waiver of compliance with respect to any Listed Permit since July 1, 1998.

         SECTION 6.19. ENVIRONMENTAL MATTERS.

                  (a) SCHEDULE 6.19(a) sets forth a complete and accurate list of all Former Facilities in which Hazardous Substances were generated, treated, stored or used within the last ten (10) years.


                  (b) SCHEDULE 6.19(b) contains a complete and accurate list of, and Baldwin Technology has delivered to MEGTEC true and complete copies of the following: any environmental investigation report and audit report relating to Hazardous Substances at the Roll Handling Group Facilities and any analysis and test which discloses violations of Environmental Laws in connection with Hazardous Substances at the Roll Handling Group Facilities, in each case, that is in the possession of the Roll Handling Group and with respect to which, in the case of Baldwin Amal and the Amal Facility, Baldwin has Knowledge.

                  (c) Except as set forth in SCHEDULE 6.19(c), and except in respect of Hazardous Substances which have been fully remedied in compliance with the Environmental Laws currently in effect or under circumstances that are in compliance with Environmental Laws, currently in effect, to Baldwin's

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
Knowledge, no Hazardous Substances: (i) are being or have been disposed of, spilled, discharged, emitted, leaked or otherwise released in, on or under any surface or subsurface soil or land strata, any surface or groundwater, or any building or facility which is included within any of the Roll Handling Group Facilities or Former Facilities or (ii) are Migrating or have Migrated onto or from any of the Roll Handling Group Facilities or Former Facilities.

                  (d) The Roll Handling Group is not currently under any contractual or other obligation to participate in, contribute or perform any health study or any environmental investigation, audit, study, monitoring, clean-up, abatement or remediation of any Hazardous Substances in the soil or groundwater at any of the Roll Handling Group Facilities or Former Facilities, and Baldwin has no Knowledge of any information or facts indicating that it has or may have any potential liability as a potentially responsible party or otherwise, to so participate, contribute or perform in respect of any of the Roll Handling Group Facilities or Former Facilities.

                  (e) Except as set forth on SCHEDULE 6.19(e), to Baldwin's Knowledge, there are no, active or inactive, underground storage tanks, underground piping or trenches, leach fields, septic systems or waste treatment or disposal facilities (including, without limitation, incinerators, landfills, surface impoundments, thermal treatment units, open burning/open detonation area) on, under or within the Roll Handling Group Facilities. Except as set forth on SCHEDULE 6.19(e), to Baldwin's Knowledge, there are no polychlorinated biphenyls or asbestos used, generated, treated, stored, disposed of, or otherwise located at, in or under any of the Roll Handling Group Facilities.

                  (f) Baldwin has no Knowledge of any information or facts indicating that any Person, including any present or former Baldwin Technology or Roll Handling Group employee, may have impaired health or any sustained injury as the result of any exposure to Hazardous Substances, non-hazardous substances or hazardous conditions in connection with providing services to the Roll Handling Group.

                  (g) Neither the Roll Handling Group Facilities nor any of the Former Facilities are listed or, to Baldwin's Knowledge, proposed for listings under CERCLA, or on any similar list. Except as set forth in SCHEDULE 6.19(g), there are no pending, or to the Knowledge of Baldwin, Threatened, investigations, enforcement actions, remedial actions or other Proceedings under Environmental Laws against Baldwin Technology or Baldwin Asia (related to the Roll Handling Group) or the Roll Handling Group or in respect of any of the Roll Handling Group Facilities or any Former Facilities.

                  (h) Except as set forth in SCHEDULE 6.19(h), and without limiting the foregoing, to Baldwin's Knowledge, there are no existing conditions, circumstances, activities or practices in respect of any of the Roll Handling Group Facilities which may reasonably be expected to interfere with or prevent compliance after the Closing Time at any of the Roll Handling Group Facilities with Environmental Laws in effect as of the Closing Time or which may reasonably be expected to require repairs, construction or capital expenditures at any of the Roll Handling Group Facilities to be in compliance with any Environmental Laws in effect as of the Closing Time or otherwise give rise to Baldwin Technology or the Roll Handling Group having any investigative, corrective or remedial liability obligation under any Environmental Laws in effect as of the Closing Time.

         SECTION 6.20. TITLE TO PROPERTIES; SUFFICIENCY OF ASSETS

                  (a) Except as set forth in SCHEDULE 6.20(a), the Roll Handling Group has good, valid and marketable title to all of the Purchased Assets and Retained Assets, as the case may be, free and clear of any and all Liens, except Liens for taxes not yet due and payable, and by virtue of the deliveries made at the Closing Time, MEGTEC or any Designated Purchaser will obtain good, valid and marketable title to the Purchased Assets, and the CS Printing Shares, and CS Printing will, as of the Closing Time, have good, valid and marketable title to the ownership interest and shares of Baldwin Printing, in each such instance, free and clear of any and all Liens.

                  (b) To the Knowledge of Baldwin, there are no facts, circumstances or conditions affecting the Purchased Assets or Retained Assets (including, for avoidance of doubt, the Shared Intellectual Property) which are reasonably likely to materially interfere with or otherwise materially restrict the continued use thereof by MEGTEC, any Designated Purchaser or Baldwin Printing, as the case may be, after the Closing Time in the same manner used by the Roll Handling Group prior to the Closing Time.

                  (c) The Purchased Assets and Retained Assets (including, for avoidance of doubt, the Shared Intellectual Property) are adequate and sufficient for, and, except for only the Excluded Assets and Transferred Assets, constitute all of the assets, properties and rights used, available or held for use or under development for use or necessary for use by or on behalf of the Roll Handling Group to conduct the Roll Handling Business in substantially the same manner as the same has been conducted prior to and through the date hereof and through the Closing Time. Except for the property subject to the Personal Property Leases, Real Estate Leases and Retained Leases and except as set forth in SCHEDULE 6.20(c), there are no assets, properties or rights used or held for use by the Roll Handling Group to conduct the Roll Handling Business as the same was conducted from January 31, 2001 through the date hereof that are owned by any Person other than the Roll Handling Group.

         SECTION 6.21. PERSONAL PROPERTY. Except as set forth in SCHEDULE 6.21, the Fixed Assets included in the Purchased Assets and Retained Fixed Assets included in the Retained Assets conform in all material respects to all applicable Legal Requirements, have been maintained in accordance with good industry practice, are in good operating condition and repair, subject to ordinary wear and tear, and are suitable in all material respects for the purposes for which they are being been utilized by the Roll Handling Group and none of such Fixed Assets or Retained Fixed Assets is in need of maintenance or repairs except for ordinary routine maintenance and repairs that are not material in nature or cost.

         SECTION 6.22. INTELLECTUAL PROPERTY.

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                  (a) SCHEDULE 6.22(a) contains, with respect to the Roll
Handling Group and the Roll Handling Business, a complete and accurate list, including all filings, applications and registrations, of the following Intellectual Property interests:

                           (i) all United States and foreign patents (the
"Patents") and patent applications ("Patent Applications") currently held by the Roll Handling Group describing for each Patent and Patent Application its title, country of issue or pendency, patent or application number and filing and issue date;

                           (ii) all United States and foreign trademarks, trade
names, service marks, service names, fictitious names, marks and logos, whether or not registered, currently held or used by the Roll Handling Group (the "Marks") describing for each registered Mark or Mark with registration pending its name, country of registration or application, registration or application number, filing date and renewal date;

                           (iii) all computer software currently used by the
Roll Handling Group, other than generally available "shrink wrap" personal computer software which has not been modified; and

                           (iv) all agreements or other arrangements pursuant to
which any Intellectual Property of the Roll Handling Group is currently licensed or sublicensed to it or is otherwise currently permitted to use any Intellectual Property of any other Person (through non-assertion, settlement or similar agreements or otherwise).

                  (b) SCHEDULE 6.22(b) contains, with respect to the Roll Handling Group and the Roll Handling Business, a complete and accurate list of all agreements or other arrangements in respect of which the Roll Handling Group either currently licensed or sublicensed or since July 1, 1998 has licensed or sublicensed to other Persons, any Business IP, or currently permits or since July 1, 1998 has otherwise permitted other Persons to use Business IP (through non-assertion, settlement or similar agreements or otherwise).

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                  (c) The Purchased Assets and Retained Assets include all
Intellectual Property used, available or held for use or under development for use by or on behalf of the Roll Handling Group in the conduct of the Roll Handling Business, including all technical data and knowledge gained during the conduct by the Roll Handling Group of all cost-reimbursable contracts to which Baldwin Enkel, Baldwin Amal or Baldwin Printing either is currently or since July 1, 1998 has been a party. Except as set forth in SCHEDULE 6.22(c), the Roll Handling Group exclusively owns, free and clear of any and all Liens, or has the exclusive right to exploit pursuant to an agreement or arrangement listed in
SCHEDULE 6.22(a), all of the Business IP and, except as set forth in SCHEDULE 6.22(a), no member of the Roll Handling Group is obligated to pay any royalty, license fee or other amount to use any Business IP. Except as set forth in
SCHEDULE 6.22(c), to Baldwin's Knowledge, no Person is currently interfering with, infringing upon, misappropriating, or otherwise coming into conflict with, or since July 1, 1998 has interfered with, infringed upon, misappropriated or otherwise come into conflict with, any Business IP.

                  (d) After the Closing, all Business IP will either be owned by or available to MEGTEC or retained by Baldwin Printing on the same terms and conditions on which it was held by or available to the Roll Handling Group prior to the Closing. In respect of the Business IP which is owned by the Roll Handling Group, to Baldwin's Knowledge, there are no facts, acts, or failures to act by the Roll Handling Group which occurred prior to, during or after any filing, registration, pendency or issuance of any Patent, Patent Application, registered Mark, or Mark registration application, that would make invalid or unenforceable or negate the right to registration, issuance or exploitation (including, without limitation, enforceability) of any of such items. To Baldwin's Knowledge, no loss or expiration of any Business IP is pending or Threatened except in accordance with its terms.

                  (e) To Baldwin's Knowledge, the Roll Handling Group, in the conduct of the Roll Handling Business, is not infringing upon, misappropriating or otherwise in conflict with, and has not since July 1, 1998 infringed upon,

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misappropriated or otherwise been in conflict with, the Intellectual Property rights of any Person and no machine, composition, process, method or product currently used, sold or proposed by the Roll Handling Group to be used or sold in the conduct of the Roll Handling Business does so infringe, misappropriate or conflict with the Intellectual Property rights of any Person. There is no pending, or, to the Knowledge of Baldwin, Threatened, Proceeding which (i) challenges the rights of the Roll Handling Group in respect of any Business IP or the validity or unenforceability of any Business IP, (ii) asserts that the Roll Handling Group, in connection with the Roll Handling Business, is infringing or otherwise in conflict with or violating the Intellectual Property rights of any Person, or is required to pay any royalty, license fee, or other amount, with regard to any Business IP, or (iii) claims that any default exists under any agreement or arrangement listed in SCHEDULE 6.22(a). The Roll Handling Group has not been subject to any such Proceeding since July 1, 1998 and, to Baldwin's Knowledge, there is no valid basis for any such Proceeding.

                  (f) All of the Patents and Patent Applications are currently in compliance with all applicable Legal Requirements in all material respects (including, without limitation, payment of filing, examination, and maintenance fees and proofs of working or use), and, to Baldwin's Knowledge, all Patents are valid and enforceable. No Patent or Patent Applications has since July 1, 1998 been or is now involved in any interference, reissue, reexamination, opposition, cancellation, invalidation or nullification proceeding and, to Baldwin's Knowledge, no such proceeding is Threatened with respect to any Patent or Patent Application. To Baldwin's Knowledge, there is no potentially interfering patent or patent application of any other Person with respect to any Patent or Patent Application.

                  (g) All registered Marks are currently in compliance with all applicable Legal Requirements in all material respects (including the timely post-registration filing of affidavits of use and incontestability and renewal applications) and, to Baldwin's Knowledge, are valid and enforceable. No Mark has since July 1, 1998 been or is now involved in any interference, opposition,

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invalidation, nullification or cancellation proceeding and, to Baldwin's
Knowledge, no such proceeding is Threatened with respect to any registered Mark. To Baldwin's Knowledge, there is no potentially interfering trademark or service mark or any application or registration therefore of any Person with respect to any Mark.

                  (h) SCHEDULE 6.22(h)(1) sets forth a list of all former and current employees, consultants and contractors of the Roll Handling Group who provided services pertaining to the Roll Handling Business, the Purchased Assets, the Retained Assets or inventing or development of Business IP who are bound by an agreement with the Roll Handling Group pursuant to which such employee, consultant or contractor assigned or agree to assign to the Roll Handling Group any and all right, title and interest such employee, consultant or contractor may have had in Intellectual Property conceived, invented, authorized or developed by him, her or it in course of providing services for the Roll Handling Group and are obligated to keep confidential and not disclose or use the Business IP, except in the course of their employment by or performing services since July 1, 1998 for the Roll Handling Group. Except as set forth in SCHEDULE 6.22(h)(2), to Baldwin's Knowledge, no such employee, consultant or contractor is in breach of any such agreement and no such former employee, consultant or contractor to the Roll Handling Group is a supplier of any similar services (whether as any employee, consultant or otherwise) to any competitor of the Roll Handling Group.

                  (i) With respect to the Roll Handling Business, the Purchased Assets and the Retained Assets, the Roll Handling Group has not indemnified (which indemnification is currently in effect) any Person in respect of infringement, interference, misappropriation or other conflict in respect of any Intellectual Property.

                  (j) With respect to the Roll Handling Business, the Purchased Assets and the Retained Assets, the Roll Handling Group has taken, since July 1, 1998, precautions believed by the Roll Handling Group to be adequate to protect in all material respects the secrecy, confidentiality and value of its trade secrets, know-how and confidential business and commercial information. With

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respect to Baldwin Enkel only, the documentation relating to technical or scientific trade secrets and know-how is current, accurate and sufficient in detail and content to identify and explain it and to allow MEGTEC to manufacture products currently (which for purposes of this Section 6.22(j) means since January 1, 2000) being manufactured by Baldwin Enkel as contemplated in this Agreement without the reliance on knowledge or memory of any individual other than those being offered employment pursuant to Section 9.01 hereof.

                  (k) Except as set forth in SCHEDULE 6.22(k), the computer hardware and computer software currently used by the Roll Handling Group and included in the Purchased Assets and Retained Assets has been maintained in all material respects in accordance with industry practice, is in good working order, subject to ordinary wear and tear, and suitable for the purposes for which it is being utilized, is Y2K compliant, and performs in accordance with the applicable specifications. Except as set forth in SCHEDULE 6.22(k), no failure of any such software or hardware to perform in accordance with the applicable specifications has materially disrupted the Roll Handling Business or operations of the Roll Handling Group relating to the Roll Handling Business, the Purchased Assets or the Retained Assets since July 1, 1998 and, to Baldwin's Knowledge, there are no defects in such hardware or software which are reasonably likely to continue to cause any such material disruptions.

         SECTION 6.23. SHARED INTELLECTUAL PROPERTY.

                  (a) SCHEDULE 6.23(a) contains, with respect to the Roll Handling Group and the Roll Handling Business, a complete and accurate list, including all filings, applications and registrations, of the following Shared Intellectual Property interests:

                           (i) all United States and foreign patents (the
"Shared Patents") and patent applications ("Shared Patent Applications") currently held or used by the Roll Handling Group describing for each Shared Patent and Shared Patent Application its title, country of issue or pendency, patent or application number and filing and issue date;

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
            (ii) all United States and foreign trademarks, trade names, service marks, service names, fictitious names, marks and logos, whether or not registered, currently held or used by the Roll Handling Group (the "Shared Marks") describing for each registered Shared Mark or Shared Mark with registration pending its name, country of registration or application, registration or application number, filing date and renewal date;

            (iii) all computer software currently used by the Roll Handling Group, other than generally available "shrink wrap" personal computer software which has not been modified; and

            (iv) all agreements or other arrangements pursuant to which the Roll Handling Group currently has, or since July 1, 1998 has had, any Shared Intellectual Property licensed or sublicensed to it or is otherwise currently permitted to use any Shared Intellectual Property of any other Person (through non-assertion, settlement or similar agreements or otherwise).

         (b) The Purchased Assets and Retained Assets include all Shared Intellectual Property used, held for use or under development for use by or on behalf of the Roll Handling Group in the conduct of the Roll Handling Business. Except as set forth in SCHEDULE 6.23(b), Baldwin Technology exclusively owns free and clear of all Liens or has the exclusive right to exploit pursuant to an agreement or arrangement listed in SCHEDULE 6.23(a), all of the Shared Intellectual Property and except as set forth in SCHEDULE 6.23(a), the Roll Handling Group is not obligated to pay any royalty, license fee or other amount to use any Shared Intellectual Property. To the Knowledge of Baldwin, no Person is currently interfering with, infringing upon, misappropriating or otherwise in conflict with, or has since July 1, 1998 interfered with, infringed upon, misappropriated or otherwise come into conflict with, any Shared Intellectual Property.

         (c) After the Closing, all Shared Intellectual Property will be owned by or available to MEGTEC, any Designated Purchaser and Baldwin Printing, as the case may be, on a royalty free basis and otherwise on the same terms and conditions on which it was held by or available to the Roll Handling

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Group in its conduct of the Roll Handling Business prior to the Closing. In respect of the Shared Intellectual Property which is owned by Baldwin Technology or Baldwin Asia, there are no facts, acts, or failures to act by Baldwin Technology or Baldwin Asia which occurred prior to, during or after any filing, registration, pendency or issuance of any Shared Patent, Shared Patent Application, registered Shared Mark, or Shared Mark registration application, that would make invalid or unenforceable or negate the right to registration, issuance or exploitation (including, without limitation, enforceability) of any of such items. To Baldwin's Knowledge, no loss or expiration of any Shared Intellectual Property is pending or Threatened except in accordance with its terms.

         (d) There is no pending, or to the Knowledge of Baldwin, Threatened, Proceeding which (i) challenges the rights of Baldwin Technology, Baldwin Asia or the Roll Handling Group in respect of any Shared Intellectual Property or the validity or unenforceability of any of the Shared Intellectual Property, (ii) asserts that the Roll Handling Group, in connection with the Roll Handling Business, is infringing or otherwise in conflict with or violating the Intellectual Property rights of any Person, or is required to pay any royalty, license fee, or other amount with regard to any Shared Intellectual Property, or
(iii) claims that any default exists under any agreement or arrangement listed in SCHEDULE 6.23(a). The Roll Handling Group has not been subject to any such Proceeding since July 1, 1998 and, to Baldwin's Knowledge, there is no valid basis for any such Proceeding.

         (e) All of the Shared Patents and Shared Patent Applications are currently in compliance with all applicable Legal Requirements in all material respects (including, without limitation, payment of filing, examination, and maintenance fees and proofs of working or use), and, to Baldwin's Knowledge, all Shared Patents are valid and enforceable. No Shared Patent or Shared Patent Applications has since July 1, 1998 been or is now involved in any interference, reissue, reexamination, opposition, cancellation, invalidation or nullification proceeding and to Baldwin's Knowledge, no such proceeding is Threatened with respect to any Shared Patent or Shared Patent Application. To

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
Baldwin's Knowledge, there is no potentially interfering patent or patent application of any other Person with respect to any Shared Patent or Shared Patent Application.

         (f) All registered Shared Marks are currently in compliance with all applicable Legal Requirements in all material respects (including the timely post-registration filing of affidavits of use and incontestability and renewal applications) and, to Baldwin's Knowledge, are valid and enforceable. No Shared Mark has since July 1, 1998 been or is now involved in any interference, opposition, cancellation, invalidation or nullification proceeding and, to Baldwin's Knowledge, no such proceeding is Threatened with respect to any Shared Mark. To Baldwin's Knowledge, there is no potentially interfering patent or patent application of any other Person with respect to any Shared Mark.

       Section 6.24. INSURANCE.

         (a) SCHEDULE 6.24(a) lists (i) all policies of insurance which relate to the Roll Handling Group regarding the Roll Handling Business, the Purchased Assets and the Retained Assets and to which the Roll Handling Group (or Baldwin Technology, Baldwin Sweden, or Baldwin Asia relating to the Roll Handling Group) is a party or under which the Roll Handling Group has been covered; and (ii) all pending applications for policies of insurance pertaining to the Roll Handling Group which relate to the Roll Handling Group regarding the Roll Handling Business, the Purchased Assets or the Retained Assets.

         (b) SCHEDULE 6.24(b) describes with respect to the Roll Handling Group:
(i) any self-insurance arrangement; (ii) any contract or arrangement, other than a policy of insurance, for the transfer to or sharing with any Person of any risk; and (iii) all obligations of the Roll Handling Group to third parties to provide insurance with respect to the Roll Handling Business.

         (c) SCHEDULE 6.24(c) sets forth, with respect to the Roll Handling Group as relates to the Roll Handling Business, the Purchased Assets and the Retained Assets, by year, for the current policy year and each of the three (3) preceding policy years: (i) a summary of the loss experience under each policy;
(ii) a statement describing each claim under workers' compensation and

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under an insurance policy for an amount in excess of Ten Thousand Dollars
($10,000); and (iii) a statement describing the loss experience for all claims that were self-insured, including the number and aggregate cost of such claims.

         (d) With respect to the Roll Handling Business, the Purchased Assets and the Retained Assets, except as set forth in SCHEDULE 6.24(d), to Baldwin's
Knowledge:

            (i) All policies to which the Roll Handling Group is a party or that provide coverage to the Roll Handling Group: (A) are valid and enforceable; (B) are issued by an insurer that is financially sound and reputable; (C) taken together, provide adequate insurance coverage for the Purchased Assets and the Retained Assets and the operations of the Roll Handling Business; and (D) are sufficient for compliance with all Legal Requirements, Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases, Real Estate Leases, Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases.

            (ii) Neither Baldwin Technology, Baldwin Asia nor the Roll Handling Group has received since July 1, 1998: (A) any written refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (B) any written notice of cancellation that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder.

            (iii) The Roll Handling Group, Baldwin Asia and Baldwin Technology have paid all premiums due, and have otherwise performed all of their respective obligations in all material respects, under each policy to which the Roll Handling Group is a party or that provides coverage to the Roll Handling Group or any director thereof.

            (iv) The Roll Handling Group, Baldwin Technology and Baldwin Asia have, since July 1, 1998, given notice to the appropriate insurer of all claims that may be insured thereby that involve or relate to the Roll Handling Group.


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     SECTION 6.25 EMPLOYEES.

         (a) SCHEDULE 6.25(a) contains, as of May 31, 2001, and will as of the Closing be updated by Baldwin Technology to contain a complete and accurate list for the Roll Handling Group of (i) all employees (the "Employees"), such Employees' job title, salaries or hourly rates, and annual bonuses or other payments paid since July 1, 2000, vacation entitlements, benefit plan participation and credited service for benefit plan or any other purpose; (ii) any employment contract or special arrangement with any Employees and (iii) all personnel policies, manuals, employee handbooks, and similar materials pertaining to any Employees. Except as set forth in SCHEDULE 6.25(a) or as otherwise provided by any Legal Requirement which is also listed in SCHEDULE 6.25(a), there are no other forms of compensation paid to any such Employees. Except as set forth in SCHEDULE 6.25(a), all Employees maintain offices at and are employed out of the Roll Handling Group Facilities.

         (b) Except as set forth in SCHEDULE 6.25(b), all Employees are actively at work and no Employees are currently on a leave of absence, layoff, suspension, sick leave, workers' compensation, short or long term disability, family leave, military leave or otherwise not actively performing his or her work during all normally scheduled business hours.

         (c) Except as set forth in SCHEDULE 6.25(c), the Roll Handling Group is not nor has it ever been a party to any collective bargaining or other labor contract. Except as set forth in SCHEDULE 6.25(c), since July 1, 1998, the Roll Handling Group has not been subject to and there is no existing, or, to the Knowledge of Baldwin, Threatened: (i) strike, slowdown, picketing, or work stoppage; (ii) Proceeding relating to alleged violation of any Legal Requirement pertaining to labor relations, employment or employee benefit matters, including any charge or complaint filed by an Employee or union with the National Labor Relations Board, the Equal Employment Opportunity Commission, Department of Labor, the Occupational Health and Safety Administration or any similar or other local, state, federal or foreign Governmental Authority; (iii) union organizational or representation activity; or (iv) application for certification as a collective bargaining agent in respect of the Roll Handling Group or any of the Employees.

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         (d) To the Knowledge of Baldwin, no Employees are a party to, or are otherwise bound by any confidentiality, noncompetition, or proprietary rights or similar agreement with any former employer or other Person that in any way restricts the ability of any of such Employees to provide services to the Roll Handling Group in respect of any products, markets, customers or other areas and, to the Knowledge of Baldwin, no such Employees are in violation of any such agreement.

         (e) Except as set forth in SCHEDULE 6.25(e), no employee of the Roll Handling Group whose annual W-2 wages exceeded Seventy Thousand Dollars ($70,000) has left the employ of the Roll Handling Group since January 1, 2000.

         (f) Except as set forth in SCHEDULE 6.25(f), the provisions for wages and salaries accrued on the Financial Statements are adequate for salaries and wages, including accrued vacation and holiday pay, for the period up through the date thereof, and the Roll Handling Group has accrued on its books and records all obligations for wages and salaries and other compensation to its employees, including, but not limited to, vacation and holiday pay and sick pay, and all commissions and other fees payable to agents, salesmen and outside representatives.

         (g) Within the sixty (60) days prior to the date hereof, Baldwin Enkel has not engaged in any plant closing or mass layoff of employees requiring notice to employees pursuant to the Worker Adjustment Retraining and Notification Act of 1988 ("WARN"), as amended, or, in the case of Baldwin Amal and Baldwin Printing, any similar state, local or foreign Legal Requirement.

       SECTION 6.26 EMPLOYEE BENEFIT PLANS; ERISA.

         (a) SCHEDULE 6.26(a) sets forth a list of each "employee pension benefit plan" (as defined in Section 3(2) of ERISA in the case of Baldwin Enkel, or under any applicable Legal Requirement in the case of Baldwin Amal and Baldwin Printing covering Employees and/or former employees of the Roll Handling Group (the "Pension Plans"). SCHEDULE 6.26(a) hereto also sets forth a list of each "employee welfare benefit plan" (as defined in Section 3(1) of ERISA)

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in the case of Baldwin Enkel or under any applicable Legal Requirement in the case of Baldwin Amal and Baldwin Printing maintained by the Roll Handling Group covering Employees or former employees of the Roll Handling Group ("Welfare Plans"). SCHEDULE 6.26(a) includes a list of all the Roll Handling Group's employee benefit plans with respect to the Employees, including any and all pension, savings, retirement, health, life insurance, disability, severance and other employee benefit or fringe or welfare benefit plans, whether formal or informal, maintained currently by the Roll Handling Group.

         (b) Baldwin Technology has delivered to or made available for review by MEGTEC, true and complete copies of the summary plan descriptions pertaining to the Pension Plans and Welfare Plans or, with respect to Pension Plans and Welfare Plans for which summary plan descriptions are not required, documentation which describes the benefits provided under such Pension Plans and Welfare Plans.

         (c) The Roll Handling Group does not have any plan or commitment either under serious consideration or otherwise communicated to Employees to create any additional benefit plans or welfare plans or to modify or change any existing Pension Plan or Welfare Plan except, pursuant to a Legal Requirement, all of which are disclosed in SCHEDULE 6.26(a).

         (d) There are no multiemployer plans (as defined in ERISA Section 4001(a)(3)) with respect to Baldwin Enkel to which the Roll Handling Group is or has been required to make a contribution or other payment.

         (e) Except as set forth in SCHEDULE 6.26(a) or as may be required by any Legal Requirement which is also listed in SCHEDULE 6.26(a), the Roll Handling Group has not promised or has any liability for providing health care or other benefits to any Employees or any former Employee following the termination of such individual's employment with the Roll Handling Group, except, in the case of Employees of Baldwin Enkel, as required by Part 6 of Title I of ERISA ("COBRA").

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
         (f) The COBRA health care continuation rules have been complied with in all material respects with respect to any Welfare Plan to which such rules apply.

         (g) Each Pension Plan and Welfare Plan listed in SCHEDULE 2.04(g) related to Baldwin Amal and each Pension Plan and Welfare Plan of Baldwin Printing has been qualified and maintained, operated and administered in compliance with its terms and in compliance with all Legal Requirements.

         (h) Neither the Roll Handling Group nor any of the Pension Plans or Welfare Plans, nor any trust created thereunder, nor any trustee or administrator thereof has engaged in a transaction which can be subject to either a civil penalty assessed pursuant to ERISA Section 502(i) or an excise tax imposed by Code section 4975 or pursuant to any other Legal Requirements.

         (i) With respect to Baldwin Amal and its employees, Baldwin Amal (i) has complied in all material respects with all Legal Requirements, rules and regulations relating to employment, collective bargaining, working hours, occupational safety and health, (ii) has duly paid all social security charges and fees or charges pertaining to employee pensions (including but not limited to SPP/ALECTA) for all its employees, (iii) has made sufficient provisions for holiday pay and all records with respect to accrued holidays are correct, and
(iv) is not bound by or party to any agreement nor has Baldwin Amal incurred any liability for the provisions of benefits to any of its employees or former employees other than as listed in SCHEDULE 6.26(i).

       SECTION 6.27 CONTRACTS AND COMMITMENTS.

         (a) SCHEDULE 6.27(a) contains a complete and accurate list, as of May 31, 2001, and will as of the Closing be updated by Baldwin Technology to contain a list of all contracts, agreements, licenses, purchase and sales orders, arrangements, understandings, bids, quotations, proposals and commitments (written or oral) to which the Roll Handling Group or CS Printing is a party or by which the Roll Handling Group or CS Printing is bound (or in respect of bids, quotations and proposals made by the Roll Handling Group or CS Printing, would be bound if accepted by the Person to whom made) and which, in the case of

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any of the foregoing, either arise out of or relate to the Roll Handling
Business, the Purchased Assets or the Retained Assets and which also meet any of the following criteria:

            (i) which have a value in excess of One Hundred Thousand Dollars ($100,000) and (A) are not cancelable by the Roll Handling Group on ninety (90) or fewer days notice without any liability, penalty or premium or (B) provide for performance by the Roll Handling Group over a period of more than six (6) months;

            (ii) with any Related Person;

            (iii) which, to Baldwin's Knowledge, provide for purchases of any materials, equipment, services, supplies, or other items at prices in excess of current market prices or is in excess of normal operating requirements over its remaining term;

            (iv) providing for payments or performance to the Roll Handling Group or expenditure or performance by the Roll Handling Group which have a value in excess of One Hundred Thousand Dollars ($100,000);

            (v) prohibiting the Roll Handling Group from entering into any market, selling to any Person or otherwise limiting the Roll Handling Group's ability to compete;

            (vi) in the nature of a distribution, franchise, agency, or sales representative agreement;

            (vii) in the nature of a partnership, shareholder, joint venture or joint development agreement;

            (viii) not entered into in the ordinary course of the Roll Handling Business consistent with past practice which have a value in excess of Five Thousand Dollars ($5,000);

            (ix) providing for any retroactive pricing, refund, rebate, price adjustment, or other financial settlement;

            (x) granting a power of attorney;

            (xi) in the nature of a guaranty or indemnity;

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
            (xii) pursuant to which a security interest or other Lien is granted on any of the Purchased Assets, the Retained Assets, or the Roll Handling Business or the rights of the Roll Handling Group relating to the Roll Handling Business;

            (xiii) pursuant to which the Roll Handling Group or Baldwin Technology acquired from any other Person any ongoing business or product line which is included in the Roll Handling Business;

            (xiv) in the nature of a performance bond, letter of credit or other financial security or financing agreement;

            (xv) with any Governmental Authority, including, without limitation, in respect of any government grant, subsidy, allowance or assistance program, loan; job creation, retention or retraining program; or any tax abatement, reduction, exemption or benefit;

            (xvi) pursuant to which any material item of machinery, software, composition, process, design or method being used by the Roll Handling Group was researched, developed or invented by or with any Person;

            (xvii) providing for the consignment of any goods to or from any Person; or

            (xviii) providing for the lease, license or use of any real property which is owned by other Persons or the lease, license or use of by other Persons of real property owned or leased by the Roll Handling Group.

         (b) All of the Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases, Real Estate Leases, Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases are valid and binding, in full force and effect in all material respects (assuming that the other party or parties thereto in each such case has properly authorized by all requisite corporate action (or, if not a corporation, by all other requisite action) and has properly executed and delivered all of the Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases, Real Estate Leases, Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases which, to the Knowledge of

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Baldwin, is the case) and enforceable in accordance with their respective provisions (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and subject to the limitations imposed by general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity). Baldwin Technology has delivered to MEGTEC accurate and complete copies of all of the Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases, Real Estate Leases, Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases, including all amendments thereto, or a written summary of the terms of any of the material oral Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases, Real Estate Leases, Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases.

         (c) Neither Baldwin Technology, Baldwin Sweden, Baldwin Asia nor the Roll Handling Group has assigned, mortgaged, pledged or otherwise encumbered any of its right, title or interest under any of the Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases, Real Estate Leases, the Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases.

         (d) The Roll Handling Group is not, nor to the Knowledge of Baldwin is any other party thereto, in violation or default of or has repudiated or disputed any provision of any Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases, Real Estate Leases, Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases and there has not occurred an event or condition which, with the passage of time or giving or notice (or both) would constitute a violation or default of any of the Customer Contracts, Supplier Contracts, Other Contracts and Personal Property Leases, Real Estate Leases, Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases other than in

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any such case such violations and defaults which do not entitle a party thereto to terminate the affected agreement. To the Knowledge of Baldwin, there are no facts or circumstances which would reasonably indicate that the Roll Handling Group or any other party will be or may be in violation or default with respect to any of the Customer Contracts, Supplier Contracts, Other Contracts and Personal Property Leases, Real Estate Leases or any of the Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases, subsequent to the date hereof or, that as a result of the transactions contemplated hereby or for any other reason, any other party to any of the Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases, Real Estate Leases, Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases intends or is reasonably likely to repudiate, amend, modify, rescind or terminate any of the Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases, Real Estate Leases, Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases.

         (e) None of the Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases, Real Estate Leases, Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained Leases are not being performed or are in breach or default because of the applicability of a force majeure clause.

         (f) Except as set forth in SCHEDULE 6.27(f), no Consent of any Person is required under any of the Customer Contracts, Supplier Contracts, Retained Customer Contracts and Retained Supplier Contracts in any such instance involving in excess of One Hundred Thousand Dollars ($100,000) and, without regard to any dollar limitation, any of the Other Contracts, Personal Property Leases, Real Estate Leases, Retained Supplier Contracts, Retained Other Contracts and Retained Leases as a result of or in connection with, and the enforceability of any of the Customer Contracts, Supplier Contracts, Other Contracts, Personal Property Leases, Real Estate Leases, Retained Customer Contracts, Retained Supplier Contracts, Retained Other Contracts and Retained

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Leases will not be affected in any substantial manner by, the execution, delivery or performance of this Agreement by Baldwin Technology or the Roll Handling Group or the consummation of the transactions contemplated hereby.

       SECTION 6.28 STATUS OF BACKLOG. SCHEDULE 6.28 is a true and complete list, as of May 31, 2001, and will as of the Closing be updated by Baldwin Technology to contain a list of all open customer orders of the Roll Handling Group and all uncompleted jobs in progress of the Roll Handling Group. All such Customer Contracts and Retained Customer Contracts and all Customer Contracts and Retained Customer Contracts after the date hereof through the Closing Time with a value in excess of One Hundred Thousand Dollars ($100,000), were or will be entered into in the ordinary course of business and are or will be supported by legally enforceable purchase orders.

       SECTION 6.29 LOSS CONTRACTS. Except as set forth in SCHEDULE 6.29, to Baldwin's Knowledge, in connection with the Roll Handling Business, the Roll Handling Group is not a party to any contract, bid or offer to sell products or to provide services to parties other than such contracts, bids and offers entered into or made (i) in the ordinary course of business and (ii) at rates which will not result in a loss for the Roll Handling Group for any customer order determined on an order by order basis.

       SECTION 6.30 PURCHASE COMMITMENTS. The Supplier Contracts and Retained Supplier Contracts for materials, supplies, raw materials or other items to which the Roll Handling Group in the conduct of the Roll Handling Business is a party are not materially in excess of the customary requirements of the Roll Handling Business or at a price materially in excess of current market prices for similar items deliverable at the same time.

       SECTION 6.31 BUSINESS CONDUCT. Except as set forth in SCHEDULE 6.31, to Baldwin's Knowledge, neither the Roll Handling Group nor any Roll Handling Group officer, director, employee or agent, nor persons acting under the authority of any of the foregoing, in the conduct of the Roll Handling Business, or the use and ownership of the Purchased Assets and the Retained Assets: (i) have made or have been charged by any Governmental Authority with

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making, directly or indirectly, any domestic or foreign bribe, unlawful political contribution, kickback, gift, payoff, rebate, influence payment or other questionable or illegal payments (governmental or commercial) or (ii) have maintained or permitted to exist any use of "off the books" bookkeeping, secret accounts, unrecorded bank accounts, "slush" funds, falsified books, or any other device that could have been or could be utilized to distort records or reports of the true operating results and financial condition of the Roll Handling Group or the Roll Handling Business.

       SECTION 6.32 RELATIONSHIPS WITH RELATED PERSONS.

         (a) Except as set forth in SCHEDULE 6.32(a), no Related Person of the Roll Handling Group: (i) has or since July 1, 1999 has had any interest in any asset, property or contract or other right or interest (whether tangible or intangible), used in or pertaining to the Roll Handling Group or the Roll Handling Business with a value in excess of Twenty-Five Thousand Dollars ($25,000); (ii) is the owner of or, since July 1, 1999, has owned (of record or as a beneficial owner) an equity interest in excess of ten percent (10%) or any other financial or profit interest with a value in excess of Twenty-Five Thousand Dollars ($25,000) in any Person (other than portfolio investments in public companies) that: (A) is or has been a customer of the Roll Handling Group in its conduct of the Roll Handling Business or otherwise had business dealings with the Roll Handling Group in its conduct of the Roll Handling Business, (B) had a financial interest in any contract or other transaction with the Roll Handling Group in its conduct of the Roll Handling Business, with the exception of any employment contract with any of the Roll Handling Group, or (C) engaged in competition with the Roll Handling Group in its conduct of the Roll Handling Business; or (iii) has, to the Knowledge of Baldwin, any claim against the Roll Handling Group in its conduct of the Roll Handling Business.

         (b) Set forth in SCHEDULE 6.32(b), is a list of each Affiliate of the Roll Handling Group that has within the prior two (2) years provided goods, services or support to the Roll Handling Group in its conduct of the Roll Handling Business, with the exception of services provided in connection with such

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Affiliate's employment with the Roll Handling Group or any Affiliate of the Roll
Handling Group, together with a brief description of the type of such goods, services or support so provided and a statement of the amount, if any, charged to the Roll Handling Group for such goods, services or support.

       SECTION 6.33 CUSTOMERS.

         (a) Attached hereto as SCHEDULE 6.33(a) is a complete and accurate list, as of May 31, 2001, and will as of the Closing be updated by Baldwin Technology to contain a list of all Significant Customers of the Roll Handling Group with respect to the Roll Handling Business, stating for each of the years ended June 30, 1999 and 2000 and the period July 1, 2000 to May 31, 2001, the total revenue received from each such customer for each type of product purchased during each of such years or such period.

         (b) Except as set forth in SCHEDULE 6.33(b), since July 1, 1999 no Significant Customer of the Roll Handling Group with respect to the Roll Handling Business: (i) has stopped or stated in writing its intention to stop purchasing products from the Roll Handling Group; (ii) has, to an extent greater than five percent (5%), reduced or stated in writing any present or future intention to materially reduce the amount of products it purchases from the Roll Handling Group; or (iii) has otherwise materially changed or stated in writing any present or future intention to materially change its relationship or arrangements with the Roll Handling Group.

         (c) Except as set forth in SCHEDULE 6.33(c), Baldwin has no Knowledge of any information or facts indicating that any Significant Customer, as a result of the transactions contemplated hereby, intends or is likely to take any of the actions listed in Sections 6.33(b)(i), (ii) or (iii) hereof.

         (d) To Baldwin's Knowledge, the products sold by the Roll Handling Group since July 1, 1998, in its conduct of the Roll Handling Business, have, except for incidental warranty claims, been in conformity with all express and implied warranties, all applicable specifications and contractual commitments and all Legal Requirements and the products sold by the Roll Handling Group since July 1, 1995, in its conduct of the Roll Handling Business, have been

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without defects in design. To Baldwin's Knowledge, except as set forth in
SCHEDULE 6.33(d), and except for incidental warranty claims in the ordinary course of business, the Roll Handling Group has not received in the prior three
(3) years any claim from any customer of the Roll Handling Business that the products purchased by it did not so conform and, to Baldwin's Knowledge, there are no unresolved disputes with any customer except for such incidental claims. To Baldwin's Knowledge, there is no valid basis for any unasserted claim for any Damages in connection with defective product sold by the Roll Handling Group since July 1, 1995 or arising out of any injury, disease or death of any person or damages to property as a result of ownership, possession, or use of any product sold by the Roll Handling Group since July 1, 1995.

         (e) SCHEDULE 6.33(e) sets forth (i) the standard terms and conditions of sale for the Roll Handling Group in its conduct of the Roll Handling Business including, without limitation, any guaranties, warranties, indemnities, credits, discounts and rebates and other commitments, given in the ordinary course to customers of the Roll Handling Business; (ii) a list of all currently effective warranty obligations of the Roll Handling Group which are outstanding; and (iii) a list of the documents used by the Roll Handling Group, in its conduct of the Roll Handling Business, which include such terms and conditions. Except as set forth on SCHEDULE 6.33(e), all sales by the Roll Handling Group, in its conduct of the Roll Handling Business, are made on such standard terms and conditions and no customer of the Roll Handling Group has been given any rebates, payment terms, warranties, guarantees, indemnities or other terms outside of such standard terms and conditions.

       SECTION 6.34 SUPPLIERS

         (a) SCHEDULE 6.34(a) is a complete and accurate list, as of May 31, 2001, and will as of the Closing be updated by Baldwin Technology to contain a list of: (i) all suppliers of products and services to the Roll Handling Group, in its conduct of the Roll Handling Business, that provided products or services with a value in excess of One Hundred Thousand Dollars ($100,000) during any of the years ended June 30, 1999 or 2000 or Ninety-One Thousand Dollars ($91,000) for the period July 1, 2000 to May 31, 2001, (ii) any sole source supplier of products or services during the years ended June 30, 1999 or 2000 or the period July, 2000 to May 31, 2001, and (iii) any Person who has provided proprietary technical, design, engineering or similar services with a value in excess of One Hundred Thousand Dollars ($100,000) during any of the years ended June 30, 1999 or 2000 or Ninety-One Thousand Dollars ($91,000)

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for the period July 1, 2000 to May 31, 2001, (ii) any sole source supplier of products or services during the years ended June 30, 1999 or 2000 or the period July, 2000 to May 31, 2001, and (iii) any Person who has provided proprietary technical, design, engineering or similar services with a value in excess of One Hundred Thousand Dollars ($100,000) during any of the years ended June 30, 1999 or 2000 or Ninety-One Thousand Dollars ($91,000) for the period July 1, 2000 to May 31, 2001 (collectively, "Significant Suppliers").

         (b) Except as set forth in SCHEDULE 6.34(b), within the prior three (3) years, no Significant Supplier has: (i) stopped or stated in writing its present or future intention to stop being a supplier, (ii) reduced, to an extent greater than five percent (5%), or stated in writing any present or future intention to materially reduce or cease to be a supplier or (iii) otherwise materially changed its relationship or arrangements with the Roll Handling Group or stated in writing any present or future intention to do so.

         (c) Except as set forth in SCHEDULE 6.34(c), Baldwin has no Knowledge of any information or facts indicating that any Significant Supplier, as a result of the transactions contemplated hereby or for any other reason, intends or is likely to take any of the actions listed in Sections 6.34(b) (i), (ii) or
(iii) hereof.

         (d) To the Knowledge of Baldwin, there are no unresolved claims against or disputes with any Significant Supplier and the Roll Handling Group is not contemplating the replacement of any current Significant Supplier.

         (e) SCHEDULE 6.34(e) sets forth, with respect to the Roll Handling Business, the standard terms and conditions of purchase by the Roll Handling Group and sets forth the name of any Significant Supplier currently providing goods and services other than upon such standard terms and conditions and a description of the non-standard terms and conditions being extended.

       SECTION 6.35 CS PRINTING. Except in connection with its formation on June 27, 2001, its ownership of Baldwin Printing and as contemplated by this Agreement, CS Printing has no assets other than the ownership interest and

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shares of Baldwin Printing, has no liabilities or obligations whatsoever and has not conducted any business nor has any employees.

       SECTION 6.36 BROKERS; FINDERS. Neither Baldwin Technology, Baldwin Sweden, Baldwin Asia, CS Printing nor the Roll Handling Group nor any of their respective officers, directors or employees, has engaged any broker or finder or incurred or taken any action which may give rise to any liability against MEGTEC, any Designated Purchaser or any of their respective Affiliates, the Roll Handling Business, the Purchased Assets or the Retained Assets for any brokerage fees, commissions, finders' fees or similar fees or expenses, except for H.C. Wainwright & Co., Inc., in connection with this Agreement or the transactions contemplated hereby. Except for the fees and expenses of H.C. Wainwright & Co., Inc. which shall be the sole responsibility of Baldwin Technology, no investment banking, financial advisory or similar fees have been incurred or are or will be payable by either Baldwin Technology, Baldwin Sweden, Baldwin Asia or the Roll Handling Group in connection with this Agreement or the transactions contemplated hereby.

       SECTION 6.37 DISCLOSURE. Except as set forth in SCHEDULE 6.37:

         (a) No representation or warranty of Baldwin Technology, Baldwin Amal, Baldwin Enkel or Baldwin Asia in this Agreement, in any Exhibit or in the Schedules contains any untrue statement of material fact or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

         (b) No Supplements given pursuant to Section 7.08 hereof will contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

         (c) To Baldwin's Knowledge, except as set forth in this Agreement, in any Exhibit or in any Schedule or Supplement, there are no facts, circumstances, events or conditions applicable to the Roll Handling Business which have, since July 1, 1998, had or are reasonably likely to have had a

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Material Adverse Effect on the Roll Handling Business, the Purchased Assets or
the Retained Assets.


                       Article VII: PRE-CLOSING COVENANTS

       SECTION 7.01 CONDUCT OF BUSINESS PRIOR TO THE CLOSING TIME. Each of Baldwin Technology, Baldwin Amal, Baldwin Asia and Baldwin Enkel agrees that on and after the date hereof and prior to the Closing Time, and except as otherwise consented to by MEGTEC in its sole discretion in writing, Baldwin Technology, Baldwin Amal, Baldwin Asia and Baldwin Enkel shall, with respect to the Roll Handling Group, the Roll Handling Business, the Assumed Obligations, the Continuing Obligations, the Purchased Assets and the Retained Assets:

         (a) Operate only in the ordinary course of business consistent with past practice;

         (b) Not take or agree to take any action or do or permit to be done anything which would be contrary to or in breach of any of the terms or provisions of this Agreement or which would cause any of the representations or warranties of Baldwin Technology, Baldwin Enkel, Baldwin Amal, Baldwin Asia and Baldwin Enkel contained herein and in the Schedules and any Supplements to be or become untrue or incorrect;

         (c) Not enter into any contract, agreement, license, or other commitment, arrangement or understanding other than in the ordinary course of business consistent with the past practice;

         (d) Not change any policy or practice regarding extension of credit, purchases or sales of inventories, collection of receivables or payment of accounts payable;

         (e) Except in the ordinary course of business consistent with past practice, not increase the amounts payable to or for the benefit of, or committed to be paid to or for the benefit of any consultant, agent or Employees, in any capacity, or in any benefits granted under any bonus, stock option, profit

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sharing, pension, retirement, deferred compensation, insurance, or other direct or indirect benefit plan, payment or arrangement made to, or for the benefit of, any such consultant, agent or Employees in any capacity;

         (f) Not make any change in the accounting principles or practices or the method of application of such principles or practices;

         (g) Not grant or suffer to exist any mortgage, pledge, lien, security interest, charge or other encumbrance imposed or agreed to be imposed on or with respect to any of the Purchased Assets or Retained Assets;

         (h) Except for sales of inventory in the ordinary course of business consistent with past practice, sell, lease, license or otherwise dispose of or transfer, or enter into any agreement to sell, lease or otherwise dispose of or transfer any of the Purchased Assets or Retained Assets; or defer or delay maintenance or repair of any Purchased Assets or Retained Assets;

         (i) Other than any satisfaction by performance in accordance with the terms thereof in the usual and ordinary course of business, not modify, waive, change, amend, release, rescind or terminate any material term, condition or provision of any contract, agreement, license, instrument or arrangement to which the Roll Handling Group is a party, or of which the Roll Handling Group is a beneficiary, or of any material rights under any cause of action, judgment, right of recovery, right of set-off, credit, rebate, indemnity or other claim against other Persons, (other than in the ordinary course of business consistent with past practice), in each case involving more than Fifty Thousand Dollars ($50,000);

         (j) Use its reasonable efforts to preserve its business organization intact, to keep available to itself the present service of the Employees, and to preserve for itself the goodwill of its suppliers, customers and all other Persons with whom business relationships exist; or

         (k) Enter into any agreement to take any action inconsistent with (a) through (j) above.

       SECTION 7.02 NO PUBLIC ANNOUNCEMENT. Prior to the Closing, no Party shall issue any press release or public announcement concerning this Agreement or the transactions contemplated hereby without the prior approval of

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all of the other Parties, except as and to the extent that such Party shall be obligated by law, in which case the other Party shall be so advised and the Parties shall use their reasonable efforts to cause a mutually agreeable release or announcement to be issued. Nothing in this Section 7.02 restricts or prohibits the Roll Handling Group from providing any notice to Employees or any Governmental Authority as contemplated by Section 7.09 hereof; provided, however, Baldwin Technology will give MEGTEC advance notice prior to any such announcement.

       SECTION 7.03 ACQUISITION PROPOSALS. Each of Baldwin Technology, Baldwin Asia and the Roll Handling Group shall not, directly or indirectly, solicit or encourage (including by way of furnishing any non-public information concerning the Roll Handling Business, Assumed Obligations, Continuing Obligations, Purchased Assets or the Retained Assets), or enter into any negotiations or discussions concerning, any Acquisition Proposal. Baldwin Technology will notify MEGTEC promptly by telephone, and thereafter promptly confirm in writing, if any such information is requested from, or any Acquisition Proposal is received by Baldwin Technology, Baldwin Sweden, Baldwin Asia or the Roll Handling Group. As used in this Agreement, "Acquisition Proposal" shall mean any proposal received prior to the Closing Time for a sale or other business combination involving the Roll Handling Business or for the acquisition of, or the acquisition of a substantial equity interest in, or a substantial portion of the Purchased Assets, Retained Assets or Roll Handling Business other than the one contemplated by this Agreement.

       SECTION 7.04 RIGHT OF INSPECTION; ACCESS. Between the date of this Agreement and the Closing Time, Baldwin Technology, Baldwin Asia and the Roll Handling Group shall afford to MEGTEC, its counsel, accountants and other representatives, during normal business hours, reasonable access to all of the Roll Handling Group Facilities, equipment, blueprints, drawings, books, records, contracts, commitments, personnel, accountants and agents of the Roll Handling Group relating to the Roll Handling Business, the Assumed Obligations, the Continuing Obligations, the Purchased Assets and the Retained Assets and shall

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provide MEGTEC with such other information with respect to the Roll Handling
Business, the Assumed Obligations, the Continuing Obligations, the Purchased Assets and the Retained Assets as MEGTEC may reasonably request.

       SECTION 7.05 CONSENTS AND APPROVALS. Each of Baldwin Technology, Baldwin Asia, the Roll Handling Group, Sequa and MEGTEC will use reasonable efforts to obtain the authorizations, Consents of Governmental Authorities and other Persons that may be or become necessary for the performance of their respective obligations pursuant to this Agreement and the consummation of the transactions contemplated hereby and will cooperate fully with each other in seeking promptly to obtain such authorizations, consents, orders and approval. No Party will take any action that is likely to have the effect of delaying, impairing or impeding the receipt of any required authorizations, consents, orders or approvals.

       SECTION 7.06 EFFORTS TO CLOSE. Each of Sequa, MEGTEC, Baldwin Technology, Baldwin Asia and the Roll Handling Group shall cooperate and use their respective best efforts to promptly fulfill the conditions to closing set forth in this Agreement over which they have control or influence and to complete the transactions contemplated by this Agreement in a timely manner.

       SECTION 7.07 INSURANCE. Between the date hereof and the Closing Time, the Roll Handling Group and Baldwin Technology, and Baldwin Asia (with respect to the Roll Handling Group), will maintain insurance of the kind and amount existing on the date hereof. On and after the Closing, but only if the Closing occurs, MEGTEC and any Designated Purchaser shall be entitled to receive the proceeds of all claims for loss or destruction of, or damage to, any of the Purchased Assets or Retained Assets for events occurring after the date hereof, except to the extent Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia shall have, in a good and workmanlike manner, repaired or replaced the Purchased Assets or Retained Assets which have been lost, destroyed or damaged, in which case Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia shall be entitled to reimbursement from insurance proceeds for such repair or replacement. After the Closing, the Roll Handling

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Group shall prosecute any insurance claims MEGTEC or any Designated Purchaser is entitled to make with respect to any damage, destruction or other loss and Baldwin Technology, Baldwin Enkel, Baldwin Amal, Baldwin Asia and Baldwin Enkel shall reasonably cooperate with MEGTEC and any Designated Purchaser in prosecuting such claims.

       SECTION 7.08 UPDATING OF SCHEDULES. Between the date of this Agreement and the Closing Time, Baldwin Technology, Baldwin Asia and the Roll Handling Group shall promptly notify MEGTEC in writing of and (with respect to representations and warranties) provide MEGTEC with a complete and accurate supplement to the Schedule (a "Supplement") with respect to: (a) any condition or circumstance which has or could reasonably be expected to have a Material Adverse Effect on the business, financial condition or prospects of the Roll Handling Business, the Assumed Obligations, the Continuing Obligations, the Purchased Assets, the Retained Assets or the ability of Baldwin Technology, Baldwin Asia or the Roll Handling Group to perform any of their respective obligations under this Agreement or the Additional Documents; (b) any fact or condition of which Baldwin Technology, Baldwin Asia or the Roll Handling Group becomes aware that, with or without a lapse of time or giving of notice, or both, constitutes or may constitute a breach of Baldwin Technology's, Baldwin Enkel's, Baldwin Amal's or Baldwin Asia's representations and warranties as of the date of this Agreement, or a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition; and (c) any occurrence or condition that would result in a breach by Baldwin Technology, Baldwin Amal, Baldwin Asia or Baldwin Enkel or the Roll Handling Group of any of their respective covenants under this Agreement or make the satisfaction of the conditions to Closing in
Article X hereof impossible or unlikely. If and to the extent that the Closing occurs following delivery of the Supplements, Sequa or MEGTEC shall be deemed to have consented to the Supplements and the corresponding representations, warranties, covenants and agreements shall be deemed to be qualified, supplemented or amended in accordance with the Supplements. If any

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Supplement discloses an event or condition which, by itself, or together with any other events or conditions so disclosed, would reasonably be expected to result in a Material Adverse Effect and, as a result, MEGTEC shall not consent to such Supplement, then MEGTEC's sole remedy shall be the termination of this Agreement pursuant to Section 12.03, without any further liability or obligation of any Party hereunder.

       SECTION 7.09 LABOR NOTICE. Prior to the Closing, Baldwin Technology, Baldwin Amal, Baldwin Asia and the Roll Handling Group shall give any notice to Employees and any Governmental Authority required under any Legal Requirement, including, in the case of Baldwin Amal, the due discharge of its obligations under the Swedish Act on Co-Determination in the Workplace, unless (i) with respect to requirements of WARN, precluded from doing so by the timing of the execution of this Agreement in relation to the Closing, in which case Baldwin Enkel shall give such notice to the extent possible under the circumstances and shall defend and indemnify MEGTEC and any Designated Purchaser on account of any Damages incurred by them and (ii) with respect to requirements of the Swedish Act on Co-Determination in the Workplace, precluded from doing so by the timing of the execution of this Agreement, in which case Baldwin Amal shall give such notice to the extent possible under the circumstances and shall defend and indemnify MEGTEC and any Designated Purchaser on account of any Damages incurred by them.

       SECTION 7.10 TRANSFERRED ASSETS. On or prior to the Closing, the Transferred Assets shall have been transferred by Baldwin Printing to Baldwin Technology or Baldwin Asia, as the case may be.

       SECTION 7.11 CONFIDENTIALITY. Each of Sequa and MEGTEC hereby covenants and agrees that at all times prior to the Closing Time, it shall and shall cause its Affiliates to abide by the terms and conditions of that certain Confidentiality Agreement dated September 5, 2000 by and between Sequa and Baldwin Technology.

       SECTION 7.12 TRANSFER OF OWNERSHIP OF BALDWIN PRINTING. Baldwin Asia shall use its best reasonable efforts to transfer all of the ownership

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interest and shares in Baldwin Printing to CS Printing and to cause CS Printing to obtain all licenses related thereto in accordance with all applicable Legal Requirements.

       SECTION 7.13 EMPLOYEE INTERVIEWS. Between the date of this Agreement and the Closing Time, MEGTEC shall be entitled to interview employees of Baldwin Enkel and review their personnel files in order to enable MEGTEC to determine, in MEGTEC's sole discretion, which employees of Baldwin Enkel will be offered employment by MEGTEC.

       SECTION 7.14 CTC SPLICER REFURBISHMENT. Between the date of this Agreement and the Closing Time, Baldwin Enkel shall, at its sole cost and expense, refurbish the CTC Splicer (P-2106) in such manner and to such extent as to render the CTC Splicer (P-2106) in immediately saleable condition as of the Closing Time.

                      Article VIII. POST-CLOSING COVENANTS

       SECTION 8.01 USE OF THE BALDWIN NAME. After the Closing, MEGTEC shall have no right to use the "Baldwin" name (other than in response to unsolicited inquiries or in announcements of the occurrence of the Closing and other than for a period of one (1) year after the Closing to refer to the Roll Handling Business as formerly being owned by or its product lines associated with Baldwin Technology, Baldwin Asia, Baldwin Printing, Baldwin Amal and Baldwin Enkel), that for a period of six (6) months after the Closing, MEGTEC shall have the right to use any catalogues, sales and promotional materials and printed forms that use the name "Baldwin" and are included in the Purchased Assets or the Retained Assets as of the Closing, or have been ordered prior to the Closing for use in the Roll Handling Business, provided that within thirty (30) days following the date of the Closing MEGTEC first clearly stamps or marks over the name "Baldwin" with the name "MEGTEC" and, in the case of products, within forty-eight (48) hours of the Closing Time.

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       SECTION 8.02. RESTRICTIVE COVENANTS.

       (a) Non-Competition Covenant. For a period of five (5) years after the Closing Time (the "Restricted Period"), each of Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia and their respective Affiliates shall not engage in, directly or indirectly, whether by itself or as or through any shareholder, partner, joint venturer, agent, salesman, consultant, officer and/or director of any Person or otherwise, any or all of the following activities: (i) compete directly or indirectly with the business of the Roll Handling Business, except any business acquired by any of them in which the portion of business activity which is directly or indirectly competitive with the business of the Roll Handling Business comprises no greater than ten percent (10%) of such business' revenue; (ii) solicit customers, business, patronage, or orders for, or sell any products, or perform any services for, any business which is, directly or indirectly, competitive with the Roll Handling Business; or (iii) promote or assist, financially or otherwise, or have an interest in any Person engaged in any business which is competitive with the Roll Handling Business, except any business acquired by any of them in which the portion of business activity which is directly or indirectly competitive with the business of the Roll Handling Business comprises no greater than ten percent (10%) of such business' revenue; or (iv) engage or enter into any partnership, joint venture or other business association with, any Person other than (A) any Excluded Employee or (B) any officer or director or any member of the Roll Handling Group who is also either an officer or director of Baldwin Technology or any of its Affiliates (other than any member of the Roll Handling Group), who was, since January 1, 2001, or is at any time prior to the Closing, an employee, sales, technical or service agent, representative, officer or director of the Roll Handling Business or is listed in SCHEDULE 8.02 for a period of twelve (12) months after such person ceases or has ceased, for any reason, to be an employee, representative, officer or director of the Roll Handling Group; or (v) directly or indirectly solicit (excluding, however, for this purpose any general solicitation) for employment or encourage to leave the employment of MEGTEC or any Designated Purchaser any of the Employees who become employed by MEGTEC or any Designated Purchaser or any of the

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Employees whose employment is retained by Baldwin Printing. Notwithstanding the foregoing, each of Sequa and MEGTEC acknowledges that Baldwin Technology and/or its Affiliates (other than any member of the Roll Handling Group) may manufacture and sell non-automatic unwinds and rewinds solely and exclusively for the short run, small format digital print material handling businesses, and that such activities do not and will not constitute a violation of this Section 8.02(a) or competition for purposes of Section 8.02(a) or 8.02(b) hereof. In the event of a violation of any provision of this Section 8.02(a), the running of the Restricted Period shall be automatically tolled for and only for the period of the violation (i.e., no part of the Restricted Period shall expire during the period of such violation) and the Restricted Period shall continue to run when such violation shall cease and shall expire after the Restricted Period has run for a total of five (5) years from and after the Closing Time. For the avoidance of doubt, nothing contained in this Section 8.02(a) shall restrict Baldwin Technology or any of its Affiliates from selling any of those products and in those quantities which are delivered to Baldwin Technology or any of its Affiliates by MEGTEC or any Designated Purchasers after the Closing pursuant to any Customer Contract or Retained Customer Contract with Baldwin Technology or any of its Affiliates and which are included in either the Purchased Assets or Retained Assets.

       (b) CONFIDENTIALITY. Each of Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia hereby covenants and agrees that at all times from and after the Closing Time, it shall and shall cause its Affiliates to keep secret and maintain in strictest confidence, and not use for its benefit or for the benefit of others to compete directly or indirectly with the Roll Handling Business, any confidential or proprietary information relating to the Roll Handling Group, the Roll Handling Business, the Assumed Obligations, the Continuing Obligations, the Purchased Assets and the Retained Assets, including, without limitation, all know-how, trade secrets, formulas, bills of material, names of customers or suppliers, contracts and arrangements with customers, suppliers, joint venturers, or other third parties, pricing policies, operational methods, marketing plans or strategies or product development techniques or plans; no

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provision of this Section 8.02(b) shall prohibit the (i) use, other than during the Restricted Period in a business which competes with the Roll Handling Business, by Baldwin Technology or its Affiliates of any such information that
(A) is or becomes generally available to the public other than as a result of any breach of the provisions of this Agreement, (B) is commonly known to Persons engaged in the Roll Handling Business or any similar industry or by individuals employed by Persons engaged in such industry other than as a result of any breach of the provisions of this Agreement, (C) is disclosed to Baldwin Technology or any of its Affiliates by any unrelated Person not under a duty of confidentiality or (ii) disclosure by any Party of such information that is required to be disclosed by such Party under any applicable law, regulation or final order of any Governmental Authority or court having jurisdiction over such Party or reasonably requested by any Governmental Authority (in which case such Party shall promptly give notice to MEGTEC of such required disclosure, describing in reasonable specificity and detail all information to be so disclosed and all relevant circumstances with respect to such disclosure, to enable MEGTEC to take any appropriate action in order to limit such required disclosure, and shall provide all reasonable cooperation to MEGTEC in connection with any such action).

         (c) REMEDIES. It is mutually recognized and agreed that the Roll Handling Business being acquired by MEGTEC and any Designated Purchaser hereunder is conducted throughout the world and that the geographical scope, the periods of restrictions and restraints imposed by this Section 8.02 are fair and reasonable and required for the protection of MEGTEC and any Designated Purchaser and a significant inducement for MEGTEC and any Designated Purchaser to enter into this Agreement and the transactions contemplated hereby. It is further recognized and agreed that (i) irreparable injury may result to MEGTEC and any Designated Purchaser and their respective business and properties in the event of a breach or threatened breach of this covenant by Baldwin Technology, Baldwin Enkel, Baldwin Amal, Baldwin Asia or any of their respective Affiliates, and (ii) the amount or extent of a breach or

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threatened breach of this covenant by Baldwin Technology, Baldwin Enkel, Baldwin
Amal, Baldwin Asia or any of their respective Affiliates and the amount or extent of damages would be difficult if not impossible to ascertain and therefore, that any remedy at law for any breach by any of them of this covenant will be inadequate. Accordingly, without prejudice to the rights of MEGTEC and any Designated Purchaser to also seek such damages or other remedies available to it, MEGTEC and any Designated Purchaser shall be entitled to, and Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia covenant that they will not contest the appropriateness or availability of, temporary and permanent injunctive relief without the necessity of proving actual damages to MEGTEC or any Designated Purchaser by reason of any such breach or threatened breach. Whenever used herein, MEGTEC or any Designated Purchaser shall be deemed to include any successor or any other person or entity which may hereafter acquire all or any portion of the aforesaid Roll Handling Business being acquired by MEGTEC or any Designated Purchaser hereunder during the period of this covenant not to compete.

         (d) SEVERABILITY. If any provision of this Section 8.02 should be adjudicated by a court of competent jurisdiction to be invalid or unenforceable, such provision shall be deemed deleted herefrom with respect, and only with respect, to the operation of such provision in the particular jurisdiction in which such adjudication was made; provided, however, that to the extent any such provision may be made valid and enforceable in such jurisdiction by limitations on the scope of the activities, geographical area or time period covered, Baldwin Technology, Baldwin Enkel, Baldwin Amal, Baldwin Asia and Sequa and MEGTEC agree that such provision instead shall be deemed limited to the extent, and only to the extent, necessary to make such provision enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction.

         (e) COVENANTS INDEPENDENT. The covenants contained in this Section 8.02 shall be construed and enforced independently of each other and independently of any other provision of this Agreement or any other

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understanding or agreement between the parties, and the existence of any claim or cause of action of Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia against Sequa or MEGTEC, of whatever nature, shall not constitute a defense to the enforcement of the covenants contained herein against Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia.

       SECTION 8.03 TRANSITION AND FURTHER ASSURANCES.

         (a) Each of Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia will not take any action that is designed or intended to have the effect of discouraging any lessor, customer, supplier, licensor or other Person from maintaining the same business relationships with MEGTEC, any Designated Purchaser or Baldwin Printing after the Closing as it maintained with the Roll Handling Group in respect of the Roll Handling Business, Purchased Assets and Retained Assets prior to the Closing. Each of Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia will refer all customer, supplier and other inquiries relating to the Roll Handling Business to MEGTEC from and after the Closing and otherwise reasonably cooperate with MEGTEC and any Designated Purchaser in transitioning the Roll Handling Business to MEGTEC or any Designated Purchaser.

         (b) Each of Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia shall, at any time and from time to time after the Closing Time, upon the reasonable request of MEGTEC or any Designated Purchaser and at Baldwin Technology's, Baldwin Enkel's, Baldwin Amal's or Baldwin Asia's sole cost and expense, as the case may be, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered all such further deeds, assignments, transfers, conveyances, powers of attorney and assurances and take such other action as may be reasonably required by MEGTEC or any Designated Purchaser for the better assigning, transferring, granting, conveying, assuring and confirming to MEGTEC or any Designated Purchaser, or to its successors and assigns, the Roll Handling Business, the CS Printing Shares, the ownership interest in and shares of Baldwin Printing and any of the Purchased Assets and Retained Assets or aiding and assisting in collecting and reducing to

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possession by MEGTEC and any Designated Purchaser any or all of the Purchased
Assets and Retained Assets, and to protect the right, title and interest of MEGTEC and any Designated Purchaser therein and the enjoyment by MEGTEC and any Designated Purchaser thereof, and otherwise to carry out the purpose and intent of this Agreement.

         (c) Sequa and MEGTEC shall, at any time and from time to time after the Closing Time, upon the reasonable request of Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia and at Sequa's or MEGTEC's sole cost and expense, as the case may be, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered all such further documents and assurances and take such other action as may be reasonably required by Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia with respect to the Excluded Assets, Assumed Obligations, Transferred Assets and Continuing Liabilities and otherwise to carry out the purpose and intent of this Agreement.

       SECTION 8.04 COOPERATION. After the Closing, each of Sequa, MEGTEC, Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia will cooperate with the other, and cause its directors, officers and employees to cooperate with the other, in furnishing information, evidence, testimony, and other assistance as may be reasonably requested by the other party in connection with:
(i) any pending or Threatened Proceeding resulting or arising from the transactions contemplated by this Agreement or any fact, situation, circumstance, status, condition, activity, practice, failure to act or transaction relating to the Roll Handling Group or the Roll Handling Business, the CS Printing Shares, the ownership interest in and shares of Baldwin Printing, the Assumed Obligations, the Continuing Obligations, the Excluded Liabilities, the Indemnified Liabilities, the Purchased Assets, the Excluded Assets, the Retained Assets or the Transferred Assets or (ii) compliance by the other Party with any Legal Requirements pertaining to the Assumed Obligations, the Continuing Obligations, the Excluded Liabilities, the Indemnified Liabilities, the Purchased Assets, the Excluded Assets, the Retained Assets or the Transferred Assets or

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the Roll Handling Business or (iii) the transfer of the Transferred Assets by
Baldwin Printing to Baldwin Technology or Baldwin Asia, as the case may be. Subject to Article XI hereof, the party requesting such assistance will pay or reimburse the other party for all reasonable out of pocket expenses incurred by the party providing such assistance in connection therewith, including, without limitation, all travel, lodging, and meal expenses.

       SECTION 8.05 ADMINISTRATION OF ACCOUNTS.

         (a) All payments and reimbursements made in the ordinary course by any Person in the name of or to the Roll Handling Group to the extent in connection with or arising out of CS Printing, Baldwin Printing, the Purchased Assets, the Retained Assets, the Roll Handling Business or the Assumed Obligations and Continuing Obligations received after the Closing Time shall be held by Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia in trust for the benefit of MEGTEC or any Designated Purchaser, as the case may be, and, immediately upon receipt by Baldwin Technology, Baldwin Enkel, Baldwin Amal, Baldwin Asia or their respective Affiliates, as the case may be, of any such payment or reimbursement, Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia shall pay over to MEGTEC or any Designated Purchaser, as the case may be, the amount of such payment or reimbursement without right of set-off.

         (b) All payments and reimbursements made in the ordinary course by any third party in the name of or to Sequa, MEGTEC, any Designated Purchaser or Baldwin Printing to the extent in connection with or arising out of the Excluded Assets, the Transferred Assets, the Excluded Liabilities or the Indemnified Liabilities received after the Closing Time shall be held by Sequa, MEGTEC, any Designated Purchaser or Baldwin Printing, as the case may be, in trust for the benefit of Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia, as the case may be, and, immediately upon receipt by Sequa, MEGTEC, any Designated Purchaser or Baldwin Printing, as the case may be, of any such payment or reimbursement, Sequa, MEGTEC or any Designated Purchaser shall pay, or shall cause Baldwin Printing to pay, over to Baldwin

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Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia, as the case may be, the amount of such payment or reimbursement without right of set-off.

       SECTION 8.06 ACCESS TO FORMER BUSINESS RECORDS. After the Closing, Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia shall deliver immediately to MEGTEC any and all books and records which remain in their possession which are included in the Purchased Assets and Retained Assets. After the Closing Time, Sequa and MEGTEC will afford duly authorized representatives of Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia reasonable access to financial, tax and other books and records retained by it which constitute part of the Purchased Assets and Retained Assets for any reasonable purpose, including, without limitation, litigation, financial and tax reporting purposes, and will permit such representatives, at Baldwin Technology's, Baldwin Enkel's, Baldwin Amal's or Baldwin Asia's expense, as the case may be, to make abstracts from, or to take copies of any of such books and records, or to obtain temporary possession thereof as may be reasonably required by Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia. After the Closing Time, Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia will afford duly authorized representatives of MEGTEC and any Designed Purchaser reasonable access to financial, tax and other books and records retained by it which pertain to the Roll Handling Business, the Purchased Assets, the Retained Assets, the Assumed Obligations and the Continuing Obligations, if any, which are not included within the Purchased Assets and the Retained Assets for any reasonable purpose including, without limitation, litigation and financial and tax reporting, and will permit such representatives, at MEGTEC's expense, to make abstracts from, or to take copies of any of such books and records, or to obtain temporary possession thereof as may be reasonably required by MEGTEC. Each party shall preserve and keep such books and records for a period of seven
(7) years following the Closing Time, or for any longer period that may be required by any Governmental Authority or ongoing Proceeding; provided, that any Party may dispose of any such books and records retained by it at any time provided that

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prior to any such disposition within the seven (7) years after the Closing Time a Party desiring to dispose of any such books and records shall give advance notice to the other Party and afford the other Party the opportunity to take possession or copy such books and records as the other Party may select.

       SECTION 8.07 PRODUCT WARRANTY CLAIMS AND SERVICES. If any customer of the Roll Handling Group makes a claim against MEGTEC, MEGTEC's Affiliates, any Designated Purchaser or Baldwin Printing for the repair, return or replacement of, or the refund of all or any portion of the purchase price of any product sold by the Roll Handling Group in its conduct of the Roll Handling Business prior to the Closing Time, then MEGTEC shall, subject to its rights of dispute resolution as provided in Section 11.11(a) hereof in the event of disagreement, do whichever of the following is the least expensive alternative provided for under the applicable warranty terms with the customer or applicable Legal
Requirements: (a) replace such product and pay packing, shipping and other similar costs incident to such product replacement or (b) pay to such customer or credit such customer's account an amount up to the purchase price of such product together with packing and shipping or (c) repair such product and pay packing, shipping or other similar costs incident to such product repair. In performing such obligations, MEGTEC shall act reasonably and diligently and on a normal business practice basis consistent with applicable warranty terms and applicable Legal Requirements and shall use reasonable efforts to promptly advise Baldwin Technology of all customer disputes as to applicable warranty terms. If the sum of the losses incurred or amounts paid by MEGTEC, MEGTEC's Affiliates or any Designated Purchaser, exceeds the amount of the product warranty reserve accrued and included in the Final Statement, then Baldwin Technology shall, promptly upon demand, reimburse MEGTEC for all amounts expended by MEGTEC, MEGTEC's Affiliates, and any Designated Purchaser, as the case may be, in excess of the amount of the product warranty reserve accrued and included in the Final Statement; provided, however, that with respect to MEGTEC's discharge of such warranty obligations, Baldwin Technology shall be charged and shall pay MEGTEC, MEGTEC's Affiliates or

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any Designated Purchaser the aggregate of (i) the sum of Fifty-Five Dollars
($55) per hour for direct labor, the actual out-of-pocket cost of travel and MEGTEC's, MEGTEC's Affiliates' or any Designated Purchaser's actual costs of material for such repairs plus (ii) the sum of Fifty-Five Dollars ($55) per hour for direct labor and MEGTEC's, MEGTEC's Affiliates' or any Designated Purchaser's actual costs of material for such replacements plus (iii) the actual sum of any such refunds or credits. Baldwin Technology shall, promptly upon demand, reimburse MEGTEC for all such amounts expended by MEGTEC, MEGTEC's Affiliates or any Designated Purchaser. MEGTEC shall maintain, in the ordinary course, records which describe the nature of each such customer claim and MEGTEC's response to such claim and shall make such records available to Baldwin Technology upon Baldwin Technology's request. Any customer claim to the extent seeking any remedy other than product repair, return or replacement or product purchase price refund, which for purposes of this Agreement shall include (i) any liabilities or obligations for consequential, incidental, liquidated, punitive, indirect, special and similar damages (as well as lost profits and other monetary amounts due to customers of the Roll Handling Group) whether imposed by contract, Legal Requirement or otherwise, for goods and equipment shipped prior to the Closing Time, or (ii) any extension by the Roll Handling Group of the warranty periods set forth in SCHEDULE 6.34(e), shall be Excluded Liabilities or Indemnified Liabilities and from and after the Closing Time, neither MEGTEC, MEGTEC's Affiliates, any Designated Purchaser nor Baldwin Printing shall have any obligation or liability whatsoever therefor.

       SECTION 8.08 UNCOLLECTED RECEIVABLES. Except for those Receivables or Retained Receivables assigned zero value pursuant to the provisions of the Accounting Instructions, MEGTEC agrees to use all commercially reasonable efforts to collect the Receivables and Retained Receivables, such commercially reasonable efforts to solely consist of calling the obligors of Receivables and Retained Receivables which are past due and requesting payment; if necessary, sending copies of past due invoices to the obligor and requesting payment; and, if still necessary, sending letters to the

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obligors requesting payment of past due amounts; provided, that, neither MEGTEC, any Designated Purchaser nor Baldwin Printing nor any of their respective Affiliates shall be under any obligation to commence litigation or institute collection efforts through outside agencies to collect any Receivables or Retained Receivables, compromise the amount of any Receivables or Retained Receivables, advise the obligor of any Receivable or Retained Receivables regarding the rights of MEGTEC to require Baldwin Technology to repurchase Receivables or Retained Receivables, in certain circumstances; and provided, further, that the foregoing shall not require MEGTEC, any Designated Purchaser or Baldwin Printing to offset Receivables or Retained Receivables against amounts due by or to MEGTEC, any Designated Purchaser or Baldwin Printing to discontinue doing business with any entity owing such Receivables or Retained Receivables or to bill for interest or other charges on past due accounts.
MEGTEC shall notify Baldwin Technology in writing every fifteen (15) days after the end of each calendar month following the Closing, identifying all outstanding Receivables and Retained Receivables which are not collected in full by MEGTEC at such date. In the event and to the extent that, notwithstanding such collection efforts by MEGTEC, any Designated Purchaser or Baldwin Printing, any Receivables or Retained Receivables are not collected in full by MEGTEC, any Designated Purchaser or Baldwin Printing within one hundred twenty (120) days following the Closing Time, MEGTEC shall have the right, exercisable by notice to Baldwin Technology within thirty (30) days commencing on the final day of that one hundred twenty (120) day period, to require Baldwin Technology to repurchase from MEGTEC, any Designated Purchaser or Baldwin Printing within ten
(10) Business Days following receipt of timely notice from MEGTEC, for cash, any such uncollected Receivables or Retained Receivables at the outstanding amount thereof, whether or not then due, and without discount (against receipt by Baldwin Technology of a written assignment on a non-recourse basis as to collectability) of such Receivables or Retained Receivables from MEGTEC, any Designated Purchaser or Baldwin Printing, as the case may be. Unless (i) subject to a bona fide dispute by the obligor, (ii) a designation

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initiated by the obligor, or (iii) as a result of MEGTEC, any Designated
Purchaser or Baldwin Printing refusing to sell to the obligor except on a C.O.D. basis, all payments received by MEGTEC, any Designated Purchaser or Baldwin Printing after the Closing Time shall be applied first against such obligor's Receivable or Retained Receivable included in the Purchased Assets or Retained Assets.

       SECTION 8.09 RESTORATION OBLIGATIONS FOR ROCKFORD FACILITY. Notwithstanding any provision of this Agreement to the contrary (including, without limitation, the definitions of Assumed Obligations, Continuing Obligations, Excluded Liabilities and Indemnified Liabilities), Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia shall be solely responsible for and defend and indemnify the MEGTEC Entities and hold them harmless from and against, any costs and expenses relating to any repair and restoration obligations arising under the terms and conditions or otherwise relating to or arising out of all of the lease agreements pertaining to the Rockford Facility, including Environmental Losses and Damages arising out of or relating to Environmental Laws. For the avoidance of doubt, the Parties acknowledge that Sequa, MEGTEC and their respective Affiliates at no time and in no manner were involved in the use, occupancy, operation or shut down of the Rockford Facility and neither Sequa, MEGTEC nor their respective Affiliates shall be deemed to succeed to the liabilities under Environmental Laws, if any, arising out of the Rockford Facility.

       SECTION 8.10 TRANSFER TAX. MEGTEC or the Designated Purchaser shall pay the stamp tax (Sw. "stampelskatt") arising out of the sale of the owned real estate included within the Amal Facility and designated as "Galbgjutaren 6" Amal, Sweden.

        SECTION 8.11 REMOVAL OF PURCHASED ASSETS FROM THE ROCKFORD FACILITY. Baldwin Enkel shall, at its sole cost and expense, during the sixty (60) days following the Closing Time or until ten (10) days following such later date as Baldwin Enkel has completed all of its undertakings as provided in Section 8.12 hereof, provide commercially reasonable assistance and the necessary personnel for purposes of crating, packaging and gathering those Purchased Assets located at the Rockford Facility on the loading dock of the Rockford

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Facility. All costs for removal, including the cost of freight for removal, of such Purchased Assets from the loading dock of the Rockford Facility shall be at MEGTEC's sole cost and expense. Without limiting the generality of the foregoing, such assistance shall include the following:

         (a) Baldwin Enkel shall, at its sole cost and expense, gather, package, crate and otherwise prepare the Inventories included in such Purchased Assets and not otherwise used in connection with Section 8.12 hereof, to be shipped from the Rockford Facility's loading dock. MEGTEC shall provide Baldwin Enkel with instructions regarding the timing of when this is to occur, but in any event no later than sixty (60) days following Baldwin Enkel's completion of its obligations pursuant to Section 8.12 hereof. MEGTEC shall be responsible for all freight, transportation and other costs with respect to removal of such Inventories from the Rockford Facility's loading dock and the delivery thereof to the destination designated by MEGTEC;

         (b) Upon the completion of those Designated Enkel Customer Contracts to be completed by Baldwin Enkel pursuant to Section 8.12 hereof, Baldwin Enkel shall at its sole cost and expense, dismantle, crate and otherwise prepare for shipment, the Fixed Assets included within such Purchased Assets for transfer to MEGTEC. MEGTEC shall be responsible for all freight, transportation and other costs with respect to the removal of such Fixed Assets from the Rockford Facility's loading dock and the delivery thereof to the destination designated by MEGTEC;

         (c) Subsequent to the Closing Time, Baldwin Enkel shall provide reasonable assistance to MEGTEC with assembling, labeling and otherwise identifying equipment drawing packages, engineering files, customer order files and other Business Records included within such Purchased Assets for shipment from the Rockford Facility to the destination designated by MEGTEC. MEGTEC shall be responsible for all freight, transportation and other costs with respect to the removal of all such records from the Rockford Facility's loading dock and the delivery thereof to the destination designated by MEGTEC. MEGTEC shall pay Baldwin Enkel Thirty-Five Thousand Dollars ($35,000) therefor; and

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         (d) Subsequent to the Closing Time, Baldwin Enkel shall provide reasonable assistance to MEGTEC with assembling, labeling and otherwise identifying service, accounting, customer, personnel, purchasing and all other files and records included within such Purchased Assets for shipment from the Rockford Facility to MEGTEC's designated location. MEGTEC shall be responsible for all freight, transportation and other costs with respect to the removal of all of such records from the Rockford Facility's loading dock and the delivery thereof to the destination designated by MEGTEC. MEGTEC shall pay Baldwin Enkel Fifteen Thousand Five Hundred Dollars ($15,500) therefor.

       SECTION 8.12 TRANSITION AND TERMINATION OF CERTAIN SERVICES. From and after the Closing Time, Baldwin Enkel shall provide, and Baldwin Technology shall cause Baldwin Enkel to provide, MEGTEC with all commercially reasonable assistance and services with respect to various manufacturing and administrative matters in order to effectively and efficiently transition all such activities from Baldwin Enkel and those Purchased Assets located at the Rockford Facility to MEGTEC. Such assistance and services shall be provided in accordance with this Agreement, and shall include, without limitation, the following:

         (a) Baldwin Enkel shall complete the manufacture of all in-process items covered by Customer Contracts as well as orders covered by Customer Contracts which have not yet begun or which have been completed in part, in all such cases pertaining to Baldwin Enkel which are to be performed at the Rockford Facility, as well as all bids and quotations of Baldwin Enkel outstanding as of the Closing Time which are accepted by the customer after the Closing Time. For purposes of this Section 8.12, in-process equipment covered by Customer Contracts or orders not yet begun but to be completed by Baldwin Enkel pursuant to Customer Contracts and bids and quotations outstanding as of the Closing Time which are accepted by the customer after the Closing Time, includes the completion of all equipment to be delivered or which, subject to customer acceptance, may be delivered pursuant to such Customer Contracts

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and such bids and quotations outstanding as of the Closing Time, all as listed on SCHEDULE 8.12 (collectively, the "Designated Enkel Customer Contracts");

         (b) Baldwin Enkel shall complete the manufacture of the equipment which is the subject of the Designated Enkel Customer Contracts by first utilizing those Inventories acquired by MEGTEC from Baldwin Enkel, which as of the Closing Time are located at the Rockford Facility or are in transit to the Rockford Facility, if and to the extent such are available prior to ordering or otherwise obtaining any such inventory items from any third party; provided that any and all such inventories are included in either the specifications or bills of materials under the applicable Designated Enkel Customer Contracts for the related equipment model. If Baldwin Enkel is required to order or otherwise obtain any inventory from any third party, then Baldwin Enkel shall forward to MEGTEC, a list of items necessary to be obtained and MEGTEC shall, at its sole cost and expense, make arrangements to procure such items;

         (c) Baldwin Enkel further agrees to use commercially reasonable efforts to complete the manufacture of all such equipment in accordance with the delivery requirements as specified in the applicable Designated Enkel Customer Contracts or per Baldwin Enkel's manufacturing schedule as of the Closing Time. Baldwin Enkel shall make available such manufacturing, office and warehouse space and personnel at the Rockford Facility as may be necessary or required to complete the manufacturing of all in-process equipment and equipment to be provided pursuant to the Designated Enkel Customer Contracts. Delivery of all such equipment shall be F.O.B the Rockford Facility. MEGTEC shall inform Baldwin Enkel of the delivery arrangements prior to the shipment of such equipment. MEGTEC shall pay all freight, unloading charges and all costs of handling and cartage from the Rockford Facility. Risk of loss or damage to the equipment in transit shall be MEGTEC's sole responsibility and MEGTEC shall be responsible for the filing of any and all related claims with freight carriers. MEGTEC shall be responsible for the on-site rigging, erection, installation and start up of all equipment completed by Baldwin Enkel in accordance with this Section 8.12.;

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         (d) The price to be paid by MEGTEC to Baldwin Enkel for the completion of each of the Designated Enkel Customer Contracts shall be Baldwin Enkel's "Standard Costs" which, for purposes of this Section 8.12, shall mean Fifty-Five Dollars ($55) per hour for direct labor for each respective equipment model, reduced by the cost of any amounts for work-in-process and other Inventories included in the Final Statement for each applicable Designated Enkel Customer Contract and further reduced by any Supplier Contracts, the invoices for which are paid by MEGTEC;

         (e) Baldwin Enkel represents and warrants that with respect to all equipment to be completed by Baldwin Enkel after the Closing Time pursuant to this Section 8.12, Baldwin Enkel shall have good and marketable title to all such equipment, free and clear of any and all Liens. Baldwin Enkel represents and warrants that the equipment to be completed by Baldwin Enkel after the Closing Time pursuant to this Section 8.12 shall conform to the applicable Designated Enkel Customer Contracts, including all applicable specifications contained therein, will be free from defects in materials and workmanship and shall be manufactured in compliance with Legal Requirements and in a workmanlike manner; and

         (f) Baldwin Enkel further agrees to retain, at its sole cost and expense, the services of all necessary accounting and other personnel employed by Baldwin Enkel as of the date of this Agreement in order to enable MEGTEC to prepare and deliver, in accordance with the provisions of Section 3.04 hereof, that portion of the Final Statement which pertains to Baldwin Enkel.

       SECTION 8.13 TRANSFER OF TRANSFERRED ASSETS. Baldwin Printing and MEGTEC or the Designated Purchaser, as the case may be, shall at Baldwin Technology's written request, take all actions necessary to transfer or assign any of the Transferred Assets not assigned or transferred prior to or at the Closing Time to Baldwin Technology or Baldwin Asia or any of their respective Affiliates, as the case may be, within the sixty (60) day period following the Closing Time at the sole cost and expense of Baldwin Technology, Baldwin Asia or any of their respective Affiliates, as the case may be.

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         SECTION 8.14 SUPPLY OF CERTAIN PRODUCTS. If Baldwin Technology or
any of its Affiliates so request for the period of five (5) years from and after the Closing Time, MEGTEC and each Designated Purchaser, if any, shall sell, and Sequa shall cause MEGTEC and each Designated Purchaser, if any, to sell, to Baldwin Technology and its Affiliates the products described in SCHEDULE 8.14 that MEGTEC and/or any of its Affiliates are at the time commercially producing. Such sales of such products shall be for prices and on such other terms and conditions no less favorable to Baldwin Technology and its Affiliates than the prices and other terms and conditions (including similar quantities, delivery times, specifications, exclusivity arrangements and quality requirements) upon which MEGTEC or the Designated Purchaser is at the time selling under similar circumstances such products to original equipment manufacturers.

                         ARTICLE IX: EMPLOYMENT MATTERS

         SECTION 9.01 OFFERS AND CONTINUATION OF EMPLOYMENT.

         (a) At or prior to the Closing Time, (i) in the case of Baldwin Enkel employees, MEGTEC will make offers of employment, effective as of the date of Baldwin Enkel's completion of its undertakings pursuant to Section 8.12 hereof, only with respect to such active Employees as determined by MEGTEC in its sole discretion and who will be identified by MEGTEC after the date hereof and prior to the Closing Time and who will be listed in EXHIBIT U hereto, (ii) in the case of Baldwin Amal Employees, MEGTEC or its Designated Purchaser will make offers of employment with respect to all Employees of Baldwin Amal as of the Closing Time, and (iii) in the case of Baldwin Printing employees, MEGTEC or its Designated Purchaser will cause Baldwin Printing to retain all employees, subject, in each such case as to Employees of Baldwin Amal and Baldwin Printing, to the requirements, if any, of applicable Legal Requirement, industry-wide collectives and collective bargaining agreements. Employees of Baldwin Enkel who accept such offer of employment with MEGTEC or any Designated Purchaser, as the case may be, and all of the employees of Baldwin Amal who


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shall transfer to MEGTEC or any Designated Purchaser, as the case may be, by operation of Swedish law and all Employees of Baldwin Printing, are hereinafter referred to collectively as "Transferred Employees." Except as otherwise required by any Legal Requirement, such offers to certain active Baldwin Enkel and all Baldwin Amal Employees will, provide as follows: (A) hourly rates of pay or semi-monthly salary and benefits substantially similar to that paid or provided to such Transferred Employees by Baldwin Enkel and Baldwin Amal on the date hereof; (B) the opportunity to participate in the benefit plans listed in
EXHIBIT V hereto (or benefit plans substantially equivalent to such plans), subject to the terms and conditions set forth in such plans and as such terms and conditions may be amended from time to time (collectively, the "MEGTEC Benefit Plans"), (C) credit for all service with the Roll Handling Group for purposes of eligibility and vesting (but not benefit accrual) under all of such MEGTEC Benefit Plans; and (D) no exclusion for any preexisting condition in respect of MEGTEC's employee medical and dental plans. Such offers of employment or to retain employment shall terminate effective the close of business on the day following the date on which the Closing occurs.

         (b) MEGTEC will not make offers of employment to those Employees of Baldwin Enkel as determined by MEGTEC in its sole discretion, which at or prior to Closing will be designated by MEGTEC in its sole discretion and listed in EXHIBIT W hereto (collectively, the "Excluded Employees") or any Inactive Employees of Baldwin Enkel on the date of the Closing.

         (c) No assets will be transferred from Baldwin Technology or Baldwin Enkel to MEGTEC or from trustee to trustee on account of any Pension Plan or Welfare Plan and Baldwin Technology will retain sole and exclusive control and administration of the Pension Plans and Welfare Plans insofar as they relate to Baldwin Enkel.

         (d) Nothing in this Section 9.01 or otherwise shall (i) create any obligation on the part of MEGTEC to offer to employ any of the Employees of Baldwin Enkel nor (ii) subject to applicable Legal Requirement, including industry-wide collectives and collective bargaining agreements all of which are


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disclosed in SCHEDULE 9.01(d), shall prevent MEGTEC, any Designated Purchaser or
Baldwin Printing from changing the terms or conditions of employment, including, without limitation, amending, modifying or terminating any MEGTEC Benefit Plan, at any time following the Closing Time.

         (e) Failure by MEGTEC or any Designated Purchaser to offer employment to any Employee of Baldwin Enkel does not relieve Baldwin Technology of the obligation to timely provide accurate and complete files and records to MEGTEC which were previously the responsibility of Baldwin Technology, Baldwin Amal or Baldwin Enkel.

         SECTION 9.02.     EMPLOYEE OBLIGATIONS.

Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia shall be responsible for all liabilities and obligations relating to any and all salaries, wages, bonuses, incentive compensations, social costs, vacations, holidays, unemployment benefits, medical claims (including, without limitations, all inpatient hospital stays commencing prior to the Closing Time), dental claims, sickness and accident benefits, pension benefits, death benefits, disability benefits and any other payments or benefits under applicable Legal Requirement as well as any Baldwin Technology, Baldwin Amal, Baldwin Asia or Roll Handling Group employee plan, program or arrangement, or otherwise arising out of or relating to: (i) the employment or the actual or constructive termination of employment of any Roll Handling Group employee prior to the Closing Time or any Excluded Employees or Inactive Employees after the Closing Time and further including, without limitation, in connection with the consummation of the transactions contemplated by this Agreement; (ii) the participation in or accrual of benefits or compensation under, or the failure to participate in or to accrue benefits or compensation under, any Pension Plans or Welfare Plans for current or former Roll Handling Group employees; or (iii) accrued but unpaid salaries, wages, bonuses, incentive compensation, social costs, vacation, sick pay or other compensation or payment pertaining to any period of employment with the Roll Handling Group of any Roll Handling Group employee. Notwithstanding the foregoing, MEGTEC will be responsible for (a) payment to Transferred


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Employees of an amount equal to the aggregate amount of wages, salaries, social costs and vacations due such Transferred Employees, in all such cases as of the Closing Time but only to the extent and in the amount accrued therefor in the Final Statement, (b) medical and dental claims incurred on or after the Closing Time by any Transferred Employee or any covered dependent of any Transferred Employee, and (c) providing continuation of health care coverage as required under COBRA with respect to any Transferred Employee or "qualified beneficiary" (within the meaning of Section 607(3) of ERISA) of a Transferred Employee who incurs a "qualifying event" (within the meaning of Section 603 of ERISA) on or after the Closing Time. For purposes of clarity with respect to subsection (b) of the preceding sentence, a claim shall be considered incurred when the treatment for a given condition is provided, and not when the condition arose.

                 ARTICLE X: CONDITIONS PRECEDENT TO OBLIGATIONS

         A. CONDITIONS TO OBLIGATIONS OF MEGTEC. Each and every obligation of MEGTEC and any Designated Purchaser to be performed at or in respect of the Closing shall be subject to the satisfaction as of or before the Closing Time of the following conditions:

           SECTION 10.01. REPRESENTATIONS AND WARRANTIES. Baldwin Technology's, Baldwin Enkel's, Baldwin Amal's and Baldwin Asia's representations and warranties not qualified by materiality shall have been true and correct when made and shall be true and correct in all material respects at and as of the Closing Time as if such representations and warranties were made as of the Closing Time, except to the extent that any such representation or warranty is limited to a date or dates set forth therein. Baldwin Technology's, Baldwin Enkel's, Baldwin Amal's and Baldwin Asia's representations and warranties qualified by materiality shall have been true and correct in all respects when made and shall be true and correct in all respects at and as of the Closing Time as if such representations and warranties were made as of the Closing Time


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except to the extent that any such representation or warranty is limited to a date or dates set forth therein.

         SECTION 10.02. PERFORMANCE OF COVENANTS. All covenants, conditions and other obligations under this Agreement which are to be performed or complied with by Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia at or prior to the Closing Time shall have been fully performed and complied with in all material respects on or prior to the Closing Time, including, without limitation, the delivery of the fully executed instruments and documents in accordance with Section 4.01(b) hereof.

         SECTION 10.03. CONSENTS. Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia shall have obtained and delivered to MEGTEC all Consents required for the performance by Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia of this Agreement or the consummation of the transactions contemplated hereby including, without limitation, any of the same required: (i) under any contract, commitment, agreement or other document or instrument to which Baldwin Technology, CS Printing, Baldwin Asia or the Roll Handling Group is a party or by which the Roll Handling Group, any of the Purchased Assets or the Retained Assets or the Roll Handling Business are bound; (ii) under any Legal Requirement; and (iii) by any Governmental Authority or under any Order to which it is subject.

         SECTION 10.04. NO MATERIAL ADVERSE CHANGE. There shall not have been and there shall not be Threatened any material adverse change in the Purchased Assets, the Retained Assets, the Assumed Obligations, the Continuing Obligations, the Roll Handling Business or prospects, financial condition or results thereof as the result of any event or occurrence. For the avoidance of doubt, any voluntary or involuntary Proceedings under applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally having been filed after the date of this Agreement and prior to the Closing Time, by or against any of the Persons listed in SCHEDULE 10.04 may, in Sequa's sole discretion, be deemed a material adverse effect for purposes of this Agreement.



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         SECTION 10.05. LEGAL RESTRICTIONS. No Legal Requirement or Order shall have become effective since the date hereof which would, and no Proceeding shall be pending or Threatened before any Governmental Authority or any arbitrator wherein an unfavorable result would: (i) make consummation of any of the transactions contemplated hereby illegal or otherwise prohibited; (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; or (iii) affect adversely the right of MEGTEC or any Designated Purchaser to own the CS Printing Shares (or CS Printing to own the ownership interest in and shares of Baldwin Printing ), the Purchased Assets or the Retained Assets, or to discharge or caused to be discharged the Assumed Obligations or the Continuing Obligations or to conduct the Roll Handling Business.

         SECTION 10.06. APPROVALS. All corporate, stockholder and other proceedings of Baldwin Technology, Baldwin Asia and the Roll Handling Group in connection with this Agreement and the transactions contemplated hereby, and all documents and instruments incident hereto, shall be reasonably satisfactory in substance and form to MEGTEC.

         SECTION 10.07. EMPLOYEE NOTICES. Subject to Section 7.09 hereof, any notice to Employees in connection with the transactions contemplated hereby required under any Legal Requirement shall have been given.

         SECTION 10.08. SECURITY INTERESTS. Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia shall have obtained the release of all security interests securing indebtedness owed by Baldwin Technology, Baldwin Asia, CS Printing or the Roll Handling Group secured by either the Purchased Assets, Retained Assets, CS Printing Shares, the ownership interest in and shares in of Baldwin Printing or the Roll Handling Business.

         SECTION 10.09. DAMAGES BY CASUALTY. The Purchased Assets and the Retained Assets shall not have been materially adversely affected on or prior to the Closing as a result of any accident or other casualty (whether or not adequately covered by insurance) occurring on or after the date hereof and prior to the Closing Time.


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         SECTION 10.10. PERMITS. Any and all licenses, authorizations, permits and consents from any regulatory authority having jurisdiction required for the lawful consummation of the transactions contemplated by this Agreement and continued operation of the Roll Handling Business and the Roll Handling Group Facilities by MEGTEC or any Designed Purchaser shall have been obtained, but only to the extent that Baldwin Technology, CS Printing, Baldwin Printing, Baldwin Enkel, Baldwin Amal or Baldwin Asia are required to obtain such licenses, authorizations, permits or consents hereunder.

         SECTION 10.11. LEGAL OPINION. MEGTEC shall have received the favorable opinion of counsel for Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia dated as of the Closing in form and substance as set forth in
EXHIBIT X hereto.

         SECTION 10.12. REGULATORY AGENCY APPROVAL. The Parties shall have secured all appropriate Consents and clearances by and from all regulatory agencies and other Governmental Authorities whose Consent or clearance is required by law for the consummation of the transactions herein contemplated.

         SECTION 10.13. CUSTOMER CONTACTS.

                   (a) MEGTEC shall have completed discussions of its purchase of the Roll Handling Business at meetings with those Significant Customers which are listed in SCHEDULE 10.13(a).

                    (b) MEGTEC shall have completed discussions of its purchase of the Roll Handling Business at meetings with those Significant Customers which are listed in SCHEDULE 10.13(b) and nothing in the course of such meetings shall have been disclosed by such Significant Customers that would lead a reasonable Person to believe that either (i) any of such Significant Customers have or has had significant problems with the Roll Handling Business' past performance that have not been resolved to such Significant Customers' satisfaction, (ii) any of such Significant Customers would not consent to the transfer of the Customer Contracts with any of such Significant Customers to MEGTEC and the retention of the Retained Customer Contracts with such Significant Customers by Baldwin Printing or (iii) any of the Significant Customers


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listed in SCHEDULE 10.13(b)(iii) will not continue to do business with
MEGTEC or any Designated Purchaser after the Closing. For the avoidance of doubt, the provisions of this Section 10.13(b)(iii) shall not in any manner whatsoever limit or modify the provisions of Section 10.03 hereof with respect to the delivery by Baldwin Amal of the Consent of any such Significant Customer at Closing.

                  (c) The meetings pursuant to Sections 10.13(a) and 10.13(b) hereof shall require the presence of a representative of Baldwin Technology (who may be a member of the Roll Handling Group) and shall be completed within two
(2) weeks from the date hereof, unless any such Significant Customer listed on
SCHEDULE 10.13(a) or 10.13(b) is not available to meet during such two-week period; in such case, such two-week period shall be extended until such meeting has occurred (which shall be as soon as practicable for each such Significant Customer). Each of Baldwin Technology and MEGTEC shall use their best efforts to complete all such meetings as soon as practicable after the date hereof.

                  (d) MEGTEC shall notify Baldwin Technology in writing upon the satisfaction of this Section 10.13 within such two-week time period (or such extended period as provided in Section 10.13(c) hereof); if no such notice is received by Baldwin Technology, the requirements of this Section 10.13 shall be deemed to have been satisfied and shall no longer be a condition to the Closing. MEGTEC shall also notify Baldwin Technology if such condition has not been satisfied on account of any matters disclosed in the meetings with those Significant Customers referred to in Section 10.13(b) hereof.

         SECTION 10.14. KEY EMPLOYEES. Subject to Section 9.02 hereof, MEGTEC shall have received written commitments in form and substance satisfactory to MEGTEC in its sole discretion that the employees listed in SCHEDULE 10.14 will accept or continue employment by MEGTEC, a Designated Purchaser or Baldwin Printing, as the case may be.

         SECTION 10.15. TRANSFER OF OWNERSHIP OF BALDWIN PRINTING. Baldwin Asia shall have transferred, prior to the Closing Time, all of the ownership interest in and shares of Baldwin Printing to CS Printing and CS Printing shall


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have obtained from the applicable Governmental Authorities all licenses related thereto and Consents in accordance with all applicable Legal Requirements. For the avoidance of doubt, MEGTEC acknowledges that there are no certificates representing the shares of Baldwin Printing.

         SECTION 10.16. REAL ESTATE LEASES. TGOJ Amal AB shall enter into a lease substantially in the form attached as SCHEDULE 10.16 with either (i) Baldwin Amal, with Baldwin Amal having the right to assign such lease to MEGTEC or any Designated Purchaser or (ii) MEGTEC or any Designated Purchaser, with respect to the premises listed in SCHEDULE 10.16.

         SECTION 10.17. PRODUCTION DRAWINGS. Baldwin Enkel shall, to MEGTEC's reasonable satisfaction, have converted all CAD production drawings from Accugraph to Auto CAD with respect to the following products:
        (i)      Zero Speed Splicer - Model 10;
        (ii)     Zero Speed Splicer - Model 12;
        (iii)    Auto Web Splicers - All Models; and
        (iv)     CAT Splicers - 1000 mm (40") Web and 1450 mm (57") Web.

         SECTION 10.18. CERTAIN TRANSFERS TO BALDWIN PRINTING. Baldwin Asia and its Affiliates shall have transferred to Baldwin Printing, prior to the Closing Time, all of the Retained Receivables, the Retained Leases, the zero speed license agreement, the autoweb license agreement and the Retained Customer Contracts not owned by Baldwin Printing. All such transfers and assignments shall be in form and substance satisfactory to MEGTEC's Chinese counsel.

         SECTION 10.19 DELIVERY AND APPROVAL OF CERTAIN SCHEDULES AND EXHIBITS. Sequa and Baldwin Technology shall have agreed, in their respective sole discretion, as to the form and substance of any Schedules or Exhibits which have not been delivered and initialed on the date of this Agreement and such agreement will be evidenced by the initialing of each such Schedule or Exhibit by both Sequa and Baldwin Technology.

         B. CONDITIONS TO OBLIGATIONS OF BALDWIN ENKEL, BALDWIN AMAL AND BALDWIN ASIA. Each and every obligation of Baldwin Technology, Baldwin


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Enkel, Baldwin Amal and Baldwin Asia to be performed at the Closing Time shall be subject to the satisfaction as of or before such time of the following conditions:

         SECTION 10.20. REPRESENTATIONS AND WARRANTIES. Sequa's and MEGTEC's representations and warranties not qualified by materiality shall have been true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Time as if such representations and warranties were made as of the Closing Time, except to the extent that any such representation or warranty is limited to a date or dates set forth therein. Sequa's and MEGTEC's representations and warranties qualified by materiality shall have been true and correct in all respects when made and shall be true and correct in all respects at and as of the Closing Time as if such representations and warranties were made as of the Closing Time, except to the extent that any such representation or warranty is limited to a date or dates set forth therein.

         SECTION 10.21. PERFORMANCE OF COVENANTS. All covenants, conditions and other obligations under this Agreement which are to be performed or complied with by Sequa or MEGTEC at or prior to the Closing Time shall have been fully performed and complied with in all material respects by such party on or prior to the Closing Time, including, without limitation, the delivery of the fully executed instruments and documents in accordance with Section 4.01(c) hereof.

         SECTION 10.22. CONSENTS. Sequa and MEGTEC shall have obtained and delivered to Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia all Consents required for the performance by Sequa or MEGTEC of this Agreement or the consummation of the transactions contemplated hereby including, without limitation, any of the same required: (i) under any contract, commitment, agreement or other document or instrument to which MEGTEC is a party or by which any of its assets or properties are bound; (ii) under any Legal Requirement; and
(iii) by any Governmental Authority or under any Order to which it is subject.

         SECTION 10.23. PROCEEDINGS. No Legal Requirement or Order shall have become effective since the date hereof that makes consummation of this


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Agreement illegal or otherwise prohibited and there shall be no pending or threatened Proceeding against Sequa or MEGTEC for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation hereof is illegal.

         SECTION 10.24. LEGAL RESTRICTIONS. No Legal Requirement or Order shall have become effective since the date hereof which would, and no Proceeding shall be pending or Threatened before any Governmental Authority or any arbitrator wherein an unfavorable result would: (i) make consummation of any of the transactions contemplated hereby illegal an otherwise prohibited, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (iii) affect adversely the right of Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia, as the case may be, to own the Excluded Assets or the Transferred Assets or to discharge or cause to be discharged the Excluded Liabilities or the Indemnified Liabilities.

         SECTION 10.25. APPROVALS. All corporate and other proceedings of Sequa and MEGTEC in connection with this Agreement and the transactions contemplated hereby, and all documents and instruments incident hereto, shall be reasonably satisfactory in substance and form to Baldwin Technology.

         SECTION 10.26. LEGAL OPINION. Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia shall have received the favorable opinion of counsel for Sequa and MEGTEC dated as of the Closing in form and substance as set forth in EXHIBIT Y hereto.

         SECTION 10.27. TRANSFER OF OWNERSHIP OF BALDWIN PRINTING. Baldwin Asia shall have transferred prior to the Closing Time all of the ownership interest in and shares of Baldwin Printing to CS Printing and CS Printing shall have obtained from the applicable Governmental Authorities all licenses related thereto and Consents in accordance with all applicable Legal Requirements.

         SECTION 10.28 DELIVERY AND APPROVAL OF CERTAIN SCHEDULES AND EXHIBITS. Sequa and Baldwin Technology shall have agreed, in their respective sole discretion, as to the form and substance of any Schedules or Exhibits which have not been delivered and initialed on the date of this Agreement and such


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agreement will be evidenced by the initialing of each such Schedule or Exhibit by both Sequa and Baldwin Technology.

                              ARTICLE XI: REMEDIES

         SECTION 11.01. SURVIVAL. All representations, warranties, covenants, and obligations in this Agreement and in the Schedules, any Supplements and any other certificate or document delivered pursuant to this Agreement (collectively, the "Additional Documents") will survive the execution and delivery of this Agreement, the closing of the transactions contemplated hereby and, subject to Section 11.05(h) hereof, any investigation conducted by any Party; provided, however, that (i) the representations and warranties contained in Article VI hereof shall expire eighteen (18) months after the Closing Time except (A) the representations and warranties contained in Sections 6.19, 6.22 and 6.23 hereof which shall expire five (5) years after the Closing Time and (B) the representations and warranties set forth in Sections 6.01, 6.02, 6.03, 6,04, 6.14, 6.20(a), 6.35 and 6.36 hereof which shall not expire, and (ii) each covenant contained herein shall expire one (1) year after the expiration, if any, of the period during which such covenant was to be performed. Notwithstanding the foregoing, (i) subject to Section 11.06(c) hereof, the expiration of any such representation or warranty or covenant shall not in any manner limit MEGTEC's or any MEGTEC Entities' rights under this Article XI with respect to Excluded Liabilities and Indemnified Liabilities and (ii) the expiration of any such representation or warranty or covenant shall not in any manner limit any Baldwin Entities' rights under this Article XI with respect to the Assumed Obligations and Continuing Obligations.

         SECTION 11.02. INDEMNIFICATION BY BALDWIN TECHNOLOGY, BALDWIN AMAL, BALDWIN ASIA AND BALDWIN ENKEL. Except as limited by Sections 8.07, 11.05 and
11.06 and except for Sequa's and MEGTEC's obligations under Section 11.03 hereof, Baldwin Technology, Baldwin Enkel, Baldwin Amal and


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Baldwin Asia shall, jointly and severally, defend Sequa, MEGTEC and any
Designated Purchaser and their respective Affiliates (the "MEGTEC Entities") against any and all Proceedings arising from, and shall defend, indemnify and hold harmless the MEGTEC Entities for, and will pay to the MEGTEC Entities the amount of, any Damages, incurred or suffered, directly or indirectly, by a MEGTEC Entity as a result of:

         (a) any inaccuracy or misrepresentation in or breach of any representation or warranty made by Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia in this Agreement, the Schedules, any Supplements or any Additional Document delivered by Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia;

         (b) any failure to perform or breach of any covenant or agreement made by Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia in this Agreement or in any Additional Document delivered by Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia;

         (c) any Excluded Liabilities; or

         (d) any Indemnified Liabilities.

         SECTION 11.03. INDEMNIFICATION BY MEGTEC. Except as limited by Sections 8.07, 11.05 and 11.06 hereof and except for Baldwin Technology's, Baldwin Enkel's, Baldwin Amal's and Baldwin Asia's obligations under Section 11.02 hereof, Sequa and MEGTEC shall defend Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia and their respective Affiliates (the "Baldwin Entities") against any and all Proceedings arising from, and shall defend, indemnify and hold harmless the Baldwin Entities for, and will pay to the Baldwin Entities the amount of any Damages, incurred or suffered, directly or indirectly, by a Baldwin Entity, as a result of:

         (a) any inaccuracy or misrepresentation in or breach of any representation or warranty made by Sequa or MEGTEC in this Agreement or any Additional Document delivered by Sequa or MEGTEC;


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         (b) any failure to perform or breach of any covenant or agreement made by Sequa or MEGTEC in this Agreement or in any Additional Document delivered by Sequa or MEGTEC;

         (c) any Assumed Obligations; or

         (d) any Continuing Obligations.

         SECTION 11.04. THIRD PARTY CLAIM PROCEDURES. If a MEGTEC Entity or Baldwin Entity receives notice of the assertion of any Third Party Claim in respect of which such party may have a claim under Section 11.02 or 11.03 hereof, then the following shall apply:

         (a) The party against whom any such Third Party Claim is made (the "Indemnified Party"), shall promptly provide written notice (an "Indemnity Notice") of such Third Party Claim to the other party (the "Indemnifying Party"). Such Indemnity Notice shall describe in reasonable detail the nature of the Third Party Claim and the basis for its claim under Section 11.02 or 11.03 hereof; provided, that the failure to provide such notice shall not affect a party's rights under Section 11.02 or 11.03 hereof except to the extent the other party is prejudiced by the failure to give such notice. An Indemnity Notice by a party shall not preclude such party from giving subsequent Indemnity Notices with respect to other claims, whether arising before or after the claims for which such prior notice is given.

         (b) Upon receipt of an Indemnity Notice, the Indemnifying Party shall have the right to promptly assume, at its sole cost and expense, the defense or settlement of such Third Party Claim with counsel reasonably acceptable to the Indemnified Party, provided that the Indemnifying Party has irrevocably agreed in writing to indemnify and hold harmless the Indemnified Party in respect of all Damages arising or resulting from such Third Party Claim. The Indemnifying Party shall give prompt written notice to the Indemnified Party of its intent to enter into such agreement and assume the defense of any such Third Party Claim and shall conduct the defense and/or settlement of such Third Party Claim diligently and in good faith.


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         (c) Notwithstanding Section 11.04(b) hereof, if (i) an Indemnified
Party is obligated to permit an insurer or other Third Party having liability therefore to assume the defense of a Third Party Claim; or (ii) the Indemnifying Party and Indemnified Party are both named parties in a Third Party Claim and there are legal defenses available to the Indemnified Party which are different from or in addition to those available to the Indemnifying Party; or (iii) if the Indemnifying Party fails, after reasonable notice from the Indemnified Party, to diligently and in good faith defend such Third Party Claim; or (iv) after being requested to do so by the Indemnified Party, the Indemnifying Party fails to provide the Indemnified Party with reasonable assurance of its financial ability to satisfy its defense and indemnification obligations hereunder, then, at the option of the Indemnified Party, the Indemnifying Party shall not have the right to assume the defense of such Third Party Claim and the Indemnified Party may, by written notice to the Indemnifying Party, reassume the defense of any such Third Party Claim previously assumed by the Indemnifying Party. No retention or re-assumption of any such defense by the Indemnified Party shall prejudice any rights of the Indemnified Party under Section 11.02 or
11.03 hereof.

         (d) If the Indemnifying Party does not give written notice and assume the defense of such Third Party Claim in accordance with Section 11.04(b) hereof or is not entitled to assume or retain the defense thereof, the Indemnified Party shall have full and exclusive authority to defend and/or settle any such Third Party Claim for the account of and at the sole risk, cost and expense of the Indemnifying Party. If the Indemnified Party undertakes the defense and/or settlement of any such Third Party Claim it shall do so diligently and in good faith and the Indemnifying Party shall from time to time upon the request of the Indemnified Party reimburse the Indemnified Party for the costs incurred by the Indemnified Party in defending and/or settling such Third Party Claim. In such event, the Indemnifying Party shall be bound by settlement entered into by the Indemnified Party to the extent that such settlement is commercially reasonably measured in the context of the matter settled and by any judgment resulting from such Third Party Claim.


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         (e) The Parties agree that the Indemnified Party, at its sole cost and expense, may join the Indemnifying Party in any legal proceeding brought by the third party asserting such Third Party Claim as to which any right under Section
11.02 or 11.03 hereof would or might apply, for the purpose of enforcing any such right.

         (f) The Indemnifying Party shall not admit any liability, settle, compromise, pay or discharge, without the consent of the Indemnified Party, any Third Party Claim being defended by it unless with respect to any settlement (i) the Indemnified Party is not obligated to perform or to refrain from performing any act under such settlement and there is no encumbrance on any assets of the Indemnified Party; (ii) there is no finding or admission of any violation of any Legal Requirement, violation of the rights of any Person by the Indemnified Party or any other liability of the Indemnified Party to any Person; and (iii) the Indemnified Party receives, as a part of such settlement, a complete release, in form and substance reasonably satisfactory to the Indemnified Party.

         (g) The party controlling the defense of a Third Party Claim shall keep the other party reasonably informed at all stages of the defense and/or settlement of such Third Party Claim. The party not controlling the defense of any such Third Party Claim shall have the right, at its sole cost and expense, to participate in, but not control, the defense of any such Third Party Claim. Each party shall reasonably cooperate with the other in the defense and/or settlement of any such Third Party Claim, including, without limitation, by furnishing such records, information and testimony and attending such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith, but the Indemnifying Party will reimburse the Indemnified Party for any fees or expenses incurred by it in so cooperating or acting at the request of the Indemnifying Party.

         SECTION 11.05. LIMITATIONS. The rights to recover Damages under Sections 11.02 and 11.03 hereof shall be subject to the following:

         (a) Any remedy of an MEGTEC Entity or Baldwin Entity hereunder shall be determined without regard to whether or not the transactions


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provided for in this Agreement prove generally to be favorable to a Party and without regard to whether or not the facts and circumstances covered by any representation, warranty or covenant prove to be more favorable to a Party than so represented, warranted or covenanted.

         (b) The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

         (c) All representations, warranties and agreements made in this Agreement, in any Additional Document and in the Schedules and any Supplements shall be deemed to be material and to have been relied upon by Baldwin Technology, Baldwin Enkel, Baldwin Amal, Baldwin Asia, or Sequa or MEGTEC, as the case may be. As used in this Article XI, any reference to a representation, warranty or covenant contained in any Section of this Agreement shall include the Schedule and Supplements relating to such Section.

         (d) For purposes of this Article XI, a MEGTEC Entity or Baldwin Entity, respectively shall be deemed to have suffered Damages if the same shall be suffered by any parent, subsidiary or Affiliate of such MEGTEC Entity or Baldwin Entity.

         (e) The MEGTEC Entities shall not be entitled to recover Damages under
Section 11.02(a) hereof until the MEGTEC Entities collectively have incurred Damages in excess of Three Hundred Thousand Dollars ($300,000) (the "Threshold Amount") in which event, subject to Section 11.05(g) hereof, a MEGTEC Entity shall be entitled to make a claim under Section 11.02(a) hereof for all Damages incurred by the MEGTEC Entities, in excess of the Threshold Amount.

         (f) No MEGTEC Entity or Baldwin Entity shall be entitled to recover Damages under Sections 11.02(a) or 11.03(a) hereof, as the case may


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be, unless it shall make its claim therefor on or prior to the date on which the relevant representation or warranty or covenant shall expire pursuant to Section
11.01 hereof and if, prior to the expiration of the representation or warranty or covenant, a claim is made then the MEGTEC Entity or Baldwin Entity making such claim shall not be precluded from pursuing such claim or otherwise in any way prejudiced in respect of such claim by reason of the expiration of such representation or warranty or covenant.

         (g) Notwithstanding anything contained in this Agreement to the contrary, in no event shall the Baldwin Entities have any liability for indemnification pursuant to Section 11.02(a) hereof in an aggregate amount in excess of the Estimated Purchase Price.

         (h) Notwithstanding anything contained in this Agreement to the contrary, the liability of any Baldwin Entity for indemnification under Section 11.02(a) hereof for:

                           (i) any inaccuracy or misrepresentation in or breach
                  of any representation or warranty of any Baldwin Entity contained in this Agreement or in any Schedule or in any Supplement or in any other Additional Document shall in any such case be reduced if and to the extent that, and only to the extent that, any of the individuals listed on SCHEDULE
                  1.04 had, at or prior to the Closing Time, actual knowledge of such inaccuracy of misrepresentation or breach. In no event shall knowledge be imputed or any defense whatsoever asserted by any Baldwin Entity that any such individuals "could have known" or "should have known". It is further acknowledged and agreed that the Baldwin Entities shall have the burden or proof with respect to establishing such actual knowledge and that such actual knowledge may not be based upon allegations of Sequa, MEGTEC or their Affiliates, including any Designated Purchaser, having been orally informed by any current or former employees of either Baldwin Technology, Baldwin Amal, Baldwin Enkel, Baldwin


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                  Printing or Baldwin Asia or their respective Affiliates of any matter whatsoever; and

                           (ii) any failure to perform or breach of any covenant
                  or agreement made by any Baldwin Entity contained in this Agreement shall in any such case be reduced if and to the extent that, and only to the extent that, such failure to perform or breach is described in reasonable detail in any Additional Document.

         (i) Notwithstanding anything contained in this Agreement to the contrary, the limitations contained in this Section 11.05 shall not in any matter apply to Assumed Obligations, Continuing Obligations, Excluded Liabilities or Indemnified Liabilities.

         SECTION 11.06.   ENVIRONMENTAL LIMITATION.

                  (a) Subject to Section 11.06(c) hereof, Baldwin Technology and its Affiliates hereby waive, release and agree not to make any claim or bring any cost recovery action against Sequa, MEGTEC and any Designated Purchaser and their respective Affiliates under CERCLA or any equivalent Legal Requirement now existing or hereafter enacted with respect to any Excluded Liability or Indemnified Liability.

                  (b) Sequa, MEGTEC and their respective Affiliates agree to waive, release and agree not to make any claim or bring any cost recovery action against Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia and their respective Affiliates under any Environmental Laws, including but not limited to, CERCLA or any equivalent Legal Requirement now existing or hereafter enacted, provided, however, Sequa, MEGTEC and their respective Affiliates reserve their respective rights, if any, to bring such a claim or cost recovery action against Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia and their respective Affiliates in the event but only to the extent that Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia default on their indemnification obligations under Section 11.02 with respect to any Environmental Losses (as defined in Section 11.06(d)(i) hereof).


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                  (c) Notwithstanding anything to the contrary contained in this
Agreement, no MEGTEC Entity shall be entitled to assert a claim or seek indemnity or defense under this Agreement with respect to Environmental Losses (as defined in Section 11.06(d)(i) hereof) arising out of the operation of or assets of Baldwin Printing, the Shanghai Facility or the Amal Facility and neither Baldwin Technology, Baldwin Enkel, Baldwin Amal, Baldwin Asia nor any of their respective Affiliates shall have any liability to any MEGTEC Entity for such Environmental Losses unless the claim is asserted prior to the tenth (10th) anniversary of the Closing Date. For the avoidance of doubt, the provisions of this Section 11.06(c) shall not in any manner whatsoever apply with respect to either the Rockford Facility or any Former Facilities.

                  (d) Notwithstanding anything to the contrary in this
Agreement:

                       (i) From and after the Closing Time, with respect to any matter, Proceeding, Damage or other liability for which Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia ("Baldwin Indemnifying Parties") may have any indemnification or other obligation under this Agreement arising out of or relating to Environmental Laws or Hazardous Substances (including but not limited to any such matters, Proceedings, Damages or liabilities that are Continuing Obligations, Excluded Liabilities and/or Indemnified Liabilities) (hereinafter referred to as "Environmental Losses") arising out of or relating to the Amal Facility or the Shanghai Facility the Baldwin Indemnifying Parties shall have the exclusive right (provided the Baldwin Indemnifying Parties exercise such rights in a timely and diligent manner) to undertake at the Baldwin Indemnifying Parties' sole cost and expense the following activities with the prior written consent of Sequa, such consent not to be unreasonably withheld: (1) undertake or obtain any tests, reports, and surveys necessary to define and delineate the extent of any contamination or noncompliance, (2) contact Governmental Authorities, make any reports to such authorities, submit any remediation or compliance plans to such Governmental Authorities, negotiate with such Governmental Authorities, and otherwise interact with such Governmental Authorities, (3) prepare the work plan for any remediation or correction of


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noncompliance, and (4) subject to Sections 11.06(d)(ii) and (iii) hereof, conduct, control, direct and implement any such remediation or correction of noncompliance. Notwithstanding the foregoing, the Baldwin Indemnifying Parties agree to provide the MEGTEC Entities with (1) copies of all workplans for, and test results, surveys and other data generated by, the investigations performed by the Baldwin Indemnifying Parties or their representatives promptly upon the availability thereof, (2) copies of all reports, plans and other documents to be submitted to any Governmental Authority prior to any such submission, (3) an opportunity to meet with the relevant Baldwin Indemnifying Parties and their representatives prior to, during and following any substantive communications with Governmental Authorities, and (4) an opportunity to timely comment upon the foregoing and any other proposed determinations or actions relating to the investigation, testing and remediation of the relevant property and the reporting thereon with Governmental Authorities.

                       (ii) In order to assist the Baldwin Indemnifying Parties to carry out their obligations under Article XI with respect to Environmental Losses arising out of or relating to the Amal Facility or the Shanghai Facility, the MEGTEC Entities shall cooperate with the Baldwin Indemnifying Parties, including but not limited to providing the Baldwin Indemnifying Parties and their agents, representatives, consultants and contractors continuing reasonable access to (1) the affected property; (2) relevant documents (other than any such documents that constitute confidential business information); and (3) personnel who may be knowledgeable about the relevant environmental matter or property (in each case without charge for any internal costs); provided, however, that the Baldwin Indemnifying Parties shall provide the relevant MEGTEC Entity with reasonable notice (in particular with respect to any material invasive activities) prior to the Baldwin Indemnifying Parties or any of their agents, representatives, consultants or contractors entering the relevant property; and provided further that the Baldwin Indemnifying Parties shall not unreasonably interfere with the relevant MEGTEC Entity's operations at the relevant property. Any investigation, remediation, correction of noncompliance or other activities to be conducted,


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directed or performed by the Baldwin Indemnifying Parties at the Amal Facility
or the Shanghai Facility pursuant to this Section 11.06 shall be performed by an independent third party environmental professional reasonably acceptable to the MEGTEC Entities and the Baldwin Indemnifying Parties.

                       (iii) With respect to any Environmental Loss at the Amal Facility or the Shanghai Facility for which the Baldwin Indemnifying Parties may have an indemnification obligation under this Agreement which requires action by the Baldwin Indemnifying Parties and the reasonable consent of the MEGTEC Entities or the agreement of the MEGTEC Entities and the Baldwin Indemnifying Parties pursuant to this Section 11.06(d), the Baldwin Indemnifying Parties shall notify the MEGTEC Entities in writing of the action the Baldwin Indemnifying Parties propose to take, setting forth with particularity the nature of such action, the identity of the individual or firm proposed to perform such action (if applicable), the proposed time frame for commencing and completing such action (including mileposts for interim activities), and the estimated cost associated with such action, to the extent estimable (each such action, an "Environmental Response Proposal"). The Baldwin Indemnifying Parties shall provide the MEGTEC Entities with copies of sampling data, environmental reports, proposals and correspondence in the possession of the Baldwin Indemnifying Parties relevant to the subject matter of the Environmental Response Proposal. The MEGTEC Entities shall within fifteen (15) days after receipt of the Environmental Response Proposal, notify the Baldwin Indemnifying Parties in writing that the MEGTEC Entities, in whole or in part, approve or object to such Environmental Response Proposal. The MEGTEC Entities agree that their approval of an Environmental Response Proposal shall not be unreasonably withheld. In the event the MEGTEC Entities object, in whole or in part, to an Environmental Response Proposal, the MEGTEC Entities shall notify the Baldwin Indemnifying Parties in writing of their specific disagreement regarding such Environmental Response Proposal and the MEGTEC Entities shall propose an alternative response action, within fifteen (15) days of its receipt of notice of the Environmental Response Proposal ("Dispute Notification"). In the event the


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MEGTEC Entities fail to approve or object to a Environmental Response Proposal within fifteen (15) days after their receipt thereof, the Environmental Response Proposal shall be deemed approved.

                       (iv) In the event the MEGTEC Entities object to an Environmental Response Proposal or any portion thereof, under Section 11.06(c)(iii) hereof, the Parties shall thereafter negotiate in good faith in an attempt to reach agreement as to the disputed Environmental Response Proposal. In the event the Parties are unable to resolve the dispute within forty-five
(45) days after the Baldwin Indemnifying Parties' receipt of a Dispute Notification, either the MEGTEC Entities or the Baldwin Indemnifying Parties may provide written notice to the other of its intent to submit the matter to the dispute resolution procedures specified in Section 11.11(b) hereof.

                       (v) To the extent the Baldwin Indemnifying Parties decline or fail to exercise their rights or perform their obligations under this
Section 11.06 in a diligent and timely manner, the MEGTEC Entities, upon written notice to the Baldwin Indemnifying Parties, shall have the right to control, direct and perform the relevant investigation or remediation or correct the relevant noncompliance, provided the procedures in this Section 11.06 shall be complied with, substituting in each case (other than payment obligations) the MEGTEC Entities for the Baldwin Indemnifying Parties and vice versa, except if the time frames specified herein are required to be shortened to avoid non-compliance with Environmental Law or the requirements of a Governmental Authority.

                  (e) Notwithstanding anything to the contrary contained in this Agreement, no MEGTEC Entity shall be entitled to claim or seek indemnity or defense from any Baldwin Indemnifying Party for any Environmental Losses where the Environmental Losses result from or would not have arisen but for any intrusive investigation or disclosure by any MEGTEC Entity, unless such investigation or disclosure was: (1) required by applicable Environmental Laws;
(2) required by a Governmental Authority; (3) performed in connection with the discovery of Hazardous Substances during or as a result of any stage of a


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proposed or actual facility expansion or renovation; (4) performed in connection with an unaffiliated third party offer received after the Closing Time to purchase or lease any of the real property subject to this transaction or the business or assets or share capital of MEGTEC, any Designated Purchaser or any of their respective Affiliates; (5) required, in the good faith belief of the relevant MEGTEC Entity, to respond to an emergency situation to protect human health or safety; (6) required by insurers, lenders, prospective purchasers or underwriters; (7) conducted pursuant to the relevant MEGTEC Entity's environmental compliance policy; or (8) performed in connection with any other commercially reasonable business purpose including in response to the recommendation of outside environmental legal counsel (other than for the sole intent and purpose of triggering an indemnification obligation of the Baldwin Indemnifying Parties under Article XI hereof).

                  (f) Notwithstanding anything to the contrary contained in this Agreement, the Baldwin Indemnifying Parties' indemnification obligations under this Article XI with respect to Environmental Losses at the Amal Facility and the Shanghai Facility are limited to the lowest cost response action acceptable
(1) under Environmental Laws and (2) to applicable Governmental Authorities, including but not limited to site-specific, risk-based standards or the use of engineering or institutional controls, based on the current or similar industrial use of the relevant property, provided, however, the Baldwin Indemnifying Parties may not implement the lowest response action if such action or controls could be reasonably expected to unreasonably or materially interferes with the relevant MEGTEC Entity's industrial use of the property (including any actual renovations or expansions implemented by the relevant MEGTEC Entity prior to expiration of the time periods specified in Sections
11.01 or 11.06(c) hereof, as the case may be).

                  (g) Notwithstanding anything to the contrary contained in this Agreement, Environmental Losses incurred by the MEGTEC Entities for which the Baldwin Indemnifying Parties have an indemnification obligation under Article XI hereof shall include all out-of-pocket expenses and costs of the relevant


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MEGTEC Entity that arise directly out of any interference in the relevant MEGTEC
Entity's operations caused by an environmental response action or engineering control implemented or imposed by the Baldwin Indemnifying Parties pursuant to their indemnification obligation with respect to Environmental Losses under
Article XI hereof, provided, however, Environmental Losses shall not include expenses, costs or profits associated with future, potential or contingent sales or revenues but shall include all such expenses, costs or profits associated with the existing accepted customer orders which may be materially or unreasonably impacted, provided further, that the MEGTEC Entities shall undertake commercially reasonable steps to minimize any such Environmental Losses, provided such steps do not unreasonably interfere with the business or operations of the MEGTEC Entities. Any such Environmental Losses payable to the MEGTEC Entities shall be net of any insurance recovery, provided that nothing in this Section 11.06(g) shall be construed to require the MEGTEC Entities to seek to obtain, to obtain or hold any such insurance.

         SECTION 11.07. SOLE AND EXCLUSIVE REMEDY. The specific remedies under this Article XI shall be the sole and exclusive remedies of the Parties for the recovery of money damages for any breach by any other Party of its respective representations, warranties, covenants or other obligations set forth in this Agreement or made or given in a certificate or document delivered pursuant hereto. The terms of this Section 11.07 shall not be construed as limiting in any way whatsoever any remedy other than for the recovery of money damages to which any such Party may be entitled.

         SECTION 11.08. COVENANT TO MAINTAIN INSURANCE. Baldwin Technology shall maintain in effect, for a period of at least three (3) years following the Closing, one or more policies of insurance to insure against damages to person or property which are included in the Excluded Liabilities listed in Sections 2.05(e) and 2.05(o) hereof and Indemnified Liabilities listed in Sections 2.11(d) and 2.11(n) hereof, retained by Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia pursuant to this Agreement, to the extent such risks are currently insured against, provided, however, such insurance shall (i) be primary


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insurance and exclusive of any insurance of MEGTEC or its Affiliates; (ii) not require contribution by MEGTEC or its Affiliates; and (iii) name MEGTEC and its Affiliates as additional insured and waive subrogation against MEGTEC or its Affiliates and their insurers.

         SECTION 11.09. SPECIFIC PERFORMANCE. The Parties acknowledge and agree that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

         SECTION 11.10.   ATTORNEY FEES.

         (a) If any Party to this Agreement shall bring any action for any relief against any other Party, declaratory or otherwise, arising out of this Agreement, the losing Party or Parties shall pay to the prevailing Party or Parties a reasonable sum for attorneys' fees incurred in bringing or defending such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. To so recover, it shall not be necessary that the prevailing Party or Parties prevail in each and every one of its or their claims. Rather, the amount of the award of attorneys' fees shall, in the court's discretion, reflect the degree to which the prevailing Party or Parties has or have prevailed in some of its or their claims. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorneys' fees and costs incurred in enforcing such judgment. For the purposes of this Section 11.10(a), attorneys' fees shall include, without limitation, fees incurred in the following: (i) post judgment motions; (ii) contempt


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proceedings; (iii) garnishment, levy, and debtor and third party examination;
(iv) discovery; and (v) bankruptcy litigation.

         (b) Attorneys' fees incurred by any Party in enforcing any judgment on any action brought to resolve any controversy arising under this Agreement, to enforce any of its terms or for the breach of this Agreement, shall be recoverable by the prevailing Party or Parties. Such right to post judgment attorneys' fees shall be separate and distinct from the right to recover attorneys' fees pursuant to Section 11.10(a) hereof. The provisions of this
Section 11.10(b) shall be severable from all other provisions of this Agreement, shall survive any judgment and shall not be deemed merged into any judgment.

         SECTION 11.11 CONSENT TO JURISDICTION.

         (a) Except as provided in Sections 3.04(c) and 11.11(b) hereof, each of the Parties hereby irrevocably consents and agrees that any action, suit or proceeding arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or any related document (for purposes of this Section 11.11(a), a "Legal Dispute") shall be brought only to the exclusive jurisdiction of the courts of the State of New York located in New York City, Borough of Manhattan or the Federal District Court, Southern District of New York, New York City, Borough of Manhattan. The Parties agree that, after a Legal Dispute is before a court as specified in this Section 11.11(a) and during the pendency of such Legal Dispute before such court, all actions, suits, or proceedings with respect to such Legal Dispute or any other Legal Dispute, including, without limitation, any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court. Each of the Parties hereby waives, and agrees not to assert, as a defense in any legal dispute, that such Party is not subject thereto or that such action, suit, or proceeding may not be brought or is not maintainable in such court or that such Party's property is exempt or immune from execution, that the action, suit or proceeding is brought in an inconvenient forum or that the venue of the action, suit, or proceeding is improper. Each Party hereto agrees that a final judgment in any action, suit or proceeding described in this Section 11.11(a) after the expiration of any period


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
permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable laws.

         (b) In the case of any claim under, or any other dispute arising out of, Section 11.06 hereof for any Environmental Losses or Damages with respect to which either the relevant MEGTEC Entity or the Baldwin Indemnifying Parties provide notice to the other of its or their intent to submit the matter to dispute resolution pursuant to Section 11.06(d)(iii), the matter shall be submitted to arbitration before a mutually acceptable arbitrator, and if the MEGTEC Entity and Baldwin Technology are unable so to choose an arbitrator, the matter shall be submitted before an arbitrator selected in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the City of New York, New York in accordance with, and subject to the rules of, the American Arbitration Association. The Parties hereto agree to be bound by the decision of the arbitrator.

                            ARTICLE XII: TERMINATION

         SECTION 12.01.....TERMINATION BY EITHER PARTY. This Agreement may be
terminated at any time prior to the Closing by mutual written consent of Sequa, MEGTEC, Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia.

         SECTION 12.02.....TERMINATION BY BALDWIN TECHNOLOGY, BALDWIN AMAL,
BALDWIN ASIA OR BALDWIN ENKEL. This Agreement may be terminated at any time prior to the Closing by Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia if:

         (a) the Closing has not occurred (other than through the failure of Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia to comply with any of its obligations under this Agreement) on or before August 31, 2001, or such later date as the parties may agree upon five (5) Business Days after such expiration or termination (such date the "Extended Closing Time");

         (b) any of the representations or warranties of MEGTEC contained in this Agreement, in any Additional Document or in any Schedule shall prove to be inaccurate or untrue in any material respect;

         (c) any obligation, term or condition to be performed, kept or observed by MEGTEC hereunder has not been performed, kept or observed at or prior to the time specified in this Agreement in any material respect; or

         (d) any of the conditions in Section 10.21 hereof has not been satisfied as of the Closing Time or if satisfaction of such a condition is or becomes impossible (other than through the failure of either Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia to comply with its obligations under this Agreement) and neither Baldwin Technology, Baldwin Enkel, Baldwin Amal nor Baldwin Asia has waived such condition on or before the Closing Time.

         SECTION 12.03.....TERMINATION BY MEGTEC. This Agreement may be
terminated and canceled at any time prior to the Closing by Sequa or MEGTEC if:

         (a) the Closing has not occurred (other than through the failure of Sequa or MEGTEC to comply with any of its obligations under this Agreement) on or before August 31, 2001 or the Extended Closing Time;

         (b) any of the representations or warranties of Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia contained in this Agreement, in any Additional Document or in any Schedule or Supplement shall prove to be inaccurate or untrue in any material respect;

         (c) any obligation, term or condition to be performed, kept or observed by Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia hereunder has not been performed, kept or observe at or prior to the time specified in this Agreement in any material respect; or

         (d) any of the conditions in Section 10.02 hereof has not been satisfied as of the Closing Time or if satisfaction of such a condition is or becomes impossible (other than through the failure of Sequa or MEGTEC to comply with its obligations under this Agreement) and neither Sequa nor MEGTEC has waived such condition on or before the Closing Time.


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
         SECTION 12.04 EFFECT OF TERMINATION. Each Party's right of termination under Sections 12.01, 12.02, or 12.03 hereof, as the case may be, is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies or preclude the making of any claims under this Agreement accrued prior to such termination.

                     ARTICLE XIII: MISCELLANEOUS PROVISIONS

         SECTION 13.01 NOTICES. All notices, demands and other communications which may or are required to be given to or made by any of the Parties to the other in connection with this Agreement shall be in writing (including telex, fax or other similar writing) and shall be deemed to have been duly given or made: (a) if sent by registered or certified mail, five (5) days after the posting thereof with first class postage attached, (b) if sent by hand or overnight delivery, upon the delivery thereof and (c) if sent by telex or fax, upon confirmation of receipt of such telex or fax, in each case addressed to the respective Parties as follows:

         If to Baldwin Technology,
         Baldwin Asia, Baldwin Amal
         or Baldwin Enkel:

                                            Baldwin Technology Company, Inc.
                                            12 Commerce Drive
                                            P.O. Box 901
                                            Shelton, Connecticut  06484
                                            Attention: Helen P. Oster
                                                       Ronald F. Rahe
                                            Telefax: (203) 402-5500

         With a copy to:                    Morgan, Lewis & Bockius LLP
                                            101 Park Avenue
                                            New York, New York 10178
                                            Attention: Samuel B. Fortenbaugh III
                                            Telefax: (212) 309-6273

         If to MEGTEC:                MEGTEC Systems, Inc.
                                      830 Prosper Road
                                      DePere, Wisconsin 54115
                                      Attention: Greg Linn
                                      Telefax: (920) 336-3404

         With a copy to:              Sequa Corporation
                                      200 Park Avenue - 44th Floor
                                      New York, New York 10166
                                      Attention: Senior Executive Vice President and General Counsel
                                      Telefax: (212) 370-1969

         With a copy to:              Sequa Corporation
                                      1310 Papin Street - 3rd Floor
                                      St. Louis, Missouri  63103
                                      Attention: John J. Dowling III
                                      Telefax: (314) 241-1027

or to such other address and to the attention of such other persons as either Party hereto may specify from time to time by notice to the other Party.

         SECTION 13.02 ENTIRE AGREEMENT. This Agreement, the Schedules, Supplements and the Exhibits hereto, and the documents and certificates referred to herein embody the entire agreement and understanding of the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter, including, without limitation, the Offer Letter dated January 31, 2001 and the Confidentiality Agreement dated September 5, 2000 by and between Sequa and Baldwin Technology.

         SECTION 13.03 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by any of the Parties hereto without the prior written consent of the other Party; provided, however, that MEGTEC shall have the right to assign its rights hereunder to any Designated Purchaser or other Affiliate of MEGTEC or any Person that acquires any of the business and assets of MEGTEC pertaining to the subject matter of this Agreement where such


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
assignee duly and effectively assumes all of the obligations of MEGTEC hereby and is deemed to have made all of the representations and warranties made by MEGTEC herein by instrument reasonably satisfactory to Baldwin Technology. Any such assignment shall not release either Sequa or MEGTEC from its obligations hereunder, and Sequa and MEGTEC guarantee to Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia the performance by each Designated Purchaser of its obligations hereunder and under the instrument of such Designated Purchaser referred to in the immediately preceding sentence of this Section 13.03. Any such assignee may enforce any right or benefit assigned to it as if it had been named in this Agreement as MEGTEC, and, in the case of an assignee which is an Affiliate of MEGTEC, may recover thereunder as if it had acquired the Purchased Assets or retained the Retained Assets. Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

         SECTION 13.04 CAPTIONS. The Table of Contents and Article and
Section headings of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement in construing or interpreting any provision hereof.

         SECTION 13.05 WAIVER; CONSENT. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the Parties hereto, and no waiver of any of the provisions or conditions of this Agreement or any of the rights of a Party hereto shall be effective or binding unless such waiver shall be in writing and signed by the Party claimed to have given or consented thereto. Except to the extent that a Party hereto may have otherwise agreed in writing, no waiver by that Party of any condition of this Agreement or breach by the other Party of any of its obligations or representations hereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation by the other Party, nor shall any forbearance by the first Party to seek a remedy for any noncompliance or breach by the other Party be deemed to be a waiver by the first Party of its rights and remedies with respect to such noncompliance or breach.

         SECTION 13.06 NO THIRD PARTY BENEFICIARIES. Except as expressly provided herein, nothing herein is intended or shall be construed to confer upon or give to any Person including, without limitation, any Employees of the Roll Handling Group, any legal or equitable right, remedy, claim or other benefit under or by reason of this Agreement.

         SECTION 13.07 COUNTERPARTS. This Agreement is being executed simultaneously in duplicate original counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         SECTION 13.08 GENDER. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

         SECTION 13.09 GOVERNING LAW. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of New York exclusive of laws relating to conflicts of law.

         SECTION 13.10 RISK OF LOSS. Legal title, equitable title and all risk of loss or damage with respect to any assets, property and right to be transferred hereunder shall not pass to MEGTEC or any Designated Purchaser until the asset, property or right is transferred at the Closing or thereafter.

         SECTION 13.11 INTERPRETATION. It is acknowledged by Sequa, MEGTEC, Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia that this Agreement has undergone several drafts with the negotiated suggestions of each and, therefore, no presumptions shall arise favoring any Party hereto by virtue of the authorship of any provision of this Agreement. Nothing in the Schedules or Supplements shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Schedules and Supplements identify the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality


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

of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).

         SECTION 13.12 VALIDITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the court making the determination of invalidity or unenforceability shall have the power to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

         SECTION 13.13 BULK TRANSFER LAWS. Notwithstanding any other provision of this Agreement, MEGTEC hereby waives compliance by Baldwin Enkel and Baldwin Amal with the provisions of any so-called bulk transfer law of any jurisdiction in connection with the transactions contemplated hereby. Baldwin Technology and Baldwin Enkel hereby, jointly and severally, agree to defend, indemnify and agrees to hold MEGTEC harmless from and against any and all liabilities, losses, damages, costs and expenses, including reasonable counsel fees, incurred or sustained by MEGTEC due to such non-compliance.

         SECTION 13.14 EXPENSES. Each of Sequa, MEGTEC, Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia agree that neither Sequa nor MEGTEC will bear any of the costs and expenses of Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia (including any of its legal fees and expenses or any brokerage, investment banking, financial advisory, finders or similar fees or commissions, and all related expenses of any broker, finder, advisor or other Person who was engaged by it in connection with this Agreement or the transactions contemplated hereby) in connection with this Agreement or any of the transactions contemplated hereby. Sequa and MEGTEC agree that neither Baldwin Technology, Baldwin Enkel, Baldwin Amal nor Baldwin Asia will bear any of the costs and expenses of Sequa or MEGTEC (including any of its legal fees and expenses or any brokerage, investment banking, financial advisory, finders or similar fees or commissions, and all related expenses of any broker, finder, advisor or other Person who was engaged by it in connection with this Agreement or the transactions contemplated hereby) in connection with this Agreement or any of the transactions contemplated hereby.

         SECTION 13.15 GUARANTEE. Sequa guarantees the full performance by MEGTEC and each Designated Purchaser of all of their respective obligations under this Agreement. Baldwin Technology guarantees the full performance by Baldwin Enkel, Baldwin Amal and Baldwin Asia of all of their respective obligations under this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first above written.

                           SEQUA CORPORATION

                           By:              ________________________________
                           Name:            ________________________________
                           Title:           ________________________________

                           MEGTEC SYSTEMS, INC.

                           By:              ________________________________
                           Name:            ________________________________
                           Title:           ________________________________

                           BALDWIN TECHNOLOGY COMPANY, INC.

                           By:              ________________________________
                           Name:            ________________________________
                           Title:           ________________________________

                           BALDWIN ENKEL CORPORATION

                           By:              ________________________________
                           Name:            ________________________________
                           Title:           ________________________________

                           BALDWIN AMAL AB

                           By:              ________________________________
                           Name:            ________________________________
                           Title:           ________________________________

                           BALDWIN ASIA PACIFIC CORPORATION

                           By:              ________________________________
                           Name:            ________________________________
                           Title:           ________________________________

                                    EXHIBIT A

                                   DEFINITIONS

         "ACCOUNTING INSTRUCTIONS" as defined in Section 3.02 of the Agreement.

         "ACCOUNTS PAYABLE" as defined in Section 2.04(a) of the Agreement.

         "ACCRUED EXPENSES" as defined in Section 2.04(b) of the Agreement.

         "ACQUISITION PROPOSAL" as defined in Section 7.03 of the Agreement.

         "ADDITIONAL DOCUMENTS" as defined in Section 11.01 of the Agreement.

         "AFFILIATE" means, as to any specified person or entity, any other person or entity, which, directly, or indirectly controls, is controlled by or is under common control with, such specified person or entity. For purposes of this definition, "control" means the possession of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, with respect to Baldwin Technology, the term "Affiliates" includes Baldwin Amal, Baldwin Printing, CS Printing, Baldwin Sweden, Baldwin Asia and Baldwin Enkel.

         "AGREEMENT" as defined in the Preamble of the Agreement.

         "AMAL FACILITY" collectively means the owned land and buildings which comprise the facilities of Baldwin Amal AB located in Amal Sweden at Vastra Bangatan 8 and the leased facilities of Baldwin Amal AB located in Amal Sweden at Vastra Bangatan 2, Amal, Sweden.

         "ASSUMED OBLIGATIONS" as defined in Section 2.04 of the Agreement.

         "BALDWIN AMAL" means Baldwin Amal AB.

         "BALDWIN ASIA" means Baldwin Asia Pacific Corporation.

         "BALDWIN ENKEL" means Baldwin Enkel Corporation.

         "BALDWIN ENTITY" as defined in Section 11.03 of the Agreement.

         "BALDWIN INDEMNIFYING PARTIES" as defined in Section 11.06(d) of the Agreement.

         "BALDWIN PRINTING" means Baldwin Printing Equipment (Shanghai) Company, Ltd.

         "BALDWIN SWEDEN" means Badwin Sweden Holdings AB.

         "BALDWIN'S KNOWLEDGE" as defined in Section 1.05 of the Agreement.

         "BALDWIN TECHNOLOGY" means Baldwin Technology Company, Inc.

         "BUSINESS DAY" means any day on which commercial banks are not required or authorized by law to close in the City of New York, State of New York, U.S.A.

         "BUSINESS IP" means all Intellectual Property used or held for use by Baldwin Enkel and includes, without limitation, the items listed on SCHEDULE 6.22(a).

         "BUSINESS RECORDS" as defined in Section 2.02(q) of the Agreement.

         "CAA" means the United States Clean Air Act.

         "CAPITAL SPENDING BUDGET" as defined in Section 6.05(e) of the Agreement.

         "CASH" as defined in Section 2.02(t) of the Agreement.

         "CERCLA" means the United States Comprehensive Environmental Response, Compensation and Liability Act.

         "CLOSING" as defined in Section 4.01(a) of the Agreement.

         "CLOSING TANGIBLE NET BOOK VALUE" as defined in Section 3.01 of the Agreement.

         "CLOSING TIME" as defined in Section 4.01(a) of the Agreement.

         "COBRA" as defined in Section 6.26(a) of the Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended including rules issued and regulations promulgated thereunder.

         "CONSENT" means any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, exemption novation or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including but not limited to any Governmental Authority.

         "CONSENTS TO TRANSFER" as defined in Section 2.06(b) of the Agreement.

         "CONSIGNED INVENTORIES" as defined in Section 2.03(k) of the Agreement.

         "CONTINUING OBLIGATIONS" as defined in Section 2.10 of the Agreement.

         "CUSTOMER CONTRACTS" as defined in Section 2.02(f) of the Agreement.

         "CS PRINTING" means CS Printing, Inc.

         "CS PRINTING SHARES" as defined in the Recitals of the Agreement.

         "CWA" means the United States Clean Water Act.

         "DAMAGES" means all damages, costs, expenses, losses, liabilities, judgments, awards, fines, sanctions, diminution in value, penalties, charges and settlement payments (including, without limitation, all reasonable costs, fees and expenses of attorneys, experts, accountants, appraisers, consultants, witnesses, and investigators in connection with defending or settling a Third Party Claim or enforcing this Agreement) and interest on cash disbursements in respect of any of the foregoing at the prime interest rate of The Bank of New York in effect from time to time from the date each such cash disbursement is made until the party incurring the same shall have been indemnified in respect thereof.

         "DESIGNATED ENKEL CUSTOMER CONTRACTS" as defined in Section 8.12(a) of the Agreement.

         "DESIGNATED PURCHASER" as defined in Recitals of the Agreement.

         "DISPUTE NOTICE" as defined in Section 3.04(b) of the Agreement.

         "DISPUTE NOTIFICATION" as defined in Section 11.06(d) of the Agreement.

         "DOLLARS" or "$" means United States Dollars.

         "EMPLOYEES" as defined in Section 6.25(a) of the Agreement.

         "ENVIRONMENT" means (i) any surface or ground water, (ii) surface or subsurface soil and land strata, (iii) buildings or facilities in which there has been a release, (iv) air, and (v) natural resources including, wildlife, fish and plant life.

         "ENVIRONMENTAL LAWS" means any and all applicable current or future foreign, federal, state and local laws, statutes, ordinances, rules, regulations, and any applicable judicial or governmental orders, decrees, rulings, actions and agreements which are related to the contamination, remediation or protection of the Environment or human health or safety (including, without limitation, CERCLA, RCRA, CAA, CWA, the Hazardous Materials Transportation Act, TSCA and the Emergency Planning & Community Right-to-Know Act and their foreign equivalents), and any rule or doctrine of any common law related to the contamination, remediation or protection of human health or safety (including, without limitation, contribution, strict liability, negligence, trespass and nuisance).

         "ENVIRONMENTAL LOSSES" as defined in Section 11.06(d) of the Agreement.

         "ENVIRONMENTAL RESPONSE PROPOSAL" as defined in Section 11.06(d) of the Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974 as amended and in effect on the date hereof, including rulings issued and regulations promulgated thereunder.

         "ESTIMATED PURCHASE PRICE" as defined in Section 3.03 of the Agreement.

         "EXCLUDED ASSETS" as defined in Section 2.03 of the Agreement.

         "EXCLUDED EMPLOYEE" as defined in Section 9.01(b) of the Agreement.

         "EXCLUDED LIABILITIES" as defined in Section 2.05 of the Agreement.

         "EXTENDED CLOSING TIME" as defined in Section 12.02(a) of the Agreement.

         "FINAL STATEMENT" as defined in Section 3.04(a) of the Agreement.

         "FINANCIAL STATEMENTS" as defined in Section 6.05(a) of the Agreement.

         "FIXED ASSETS" as defined in Section 2.02(a) of the Agreement.

         "FORMER FACILITY" means any facility formerly owned, leased or operated by the Roll Handling Group, including, without limitation, any facility which has been sold, shut-down or otherwise disposed of by or on behalf of the Roll Handling Group.

         "GAAP" means generally accepted United States accounting principles as generally promulgated by the Financial Accounting Standards Board (FASB) and the American Institute of Certified Public Accountants (AICPA) applied on a consistent basis.

         "GOVERNMENTAL AUTHORITY" means (i) the United States of America, any State thereof, or any court, department, commission, board, bureau, agency or instrumentality of the United States of America, any State thereof, or political subdivision of any of them, (ii) any other body, authority or agency exercising any form of regulatory authority under any applicable Legal Requirement, (iii) any quasi-governmental court, body, agency or authority, (iv) any corporation established by or at the direction of any of the foregoing and authorized by statute to exercise regulatory authority, and (v) any foreign government or governmental authority comparable to any of the foregoing.

         "HAZARDOUS SUBSTANCES" means any substances or materials which are, include, or contain any "hazardous substances" under CERCLA Section 101(14), "hazardous air pollutants" under CAA Section 112(b), "imminently hazardous chemical substances" under TSCA Section 7, "pollutants or contaminants" under CERCLA Section 101(33) and "hazardous waste" under Solid Waste Disposal Act
Section 1004(5), "hazardous waste" under RCRA 42 U.S.C. Section 6903(5), petroleum and petroleum products including crude oil and any fractions thereof; asbestos, natural gas, synthetic gas and any mixtures thereof; radon, radioactive substances, urea, formaldehyde, polychlorinated biphenyls or any other substance or material which are currently the subject of a liability or obligation under any Environmental Law.

         "INACTIVE EMPLOYEE" means any Employee who is not as of the Closing Time actively performing his or her work during normal scheduled business hours because he or she is on leave of absence, layoff, suspension, sick leave, workers' compensation, short-term or long-term disability, family leave, military leave or other absence from work.

         "INDEMNIFIED LIABILITIES" as defined in Section 2.11 of the Agreement.

         "INDEMNIFIED PARTY" as defined in Section 11.04(a) of the Agreement.

         "INDEMNIFYING PARTY" as defined in Section 11.04(a) of the Agreement.

         "INDEMNITY NOTICE" as defined in Section 11.04(a) of the Agreement.

         "INTELLECTUAL PROPERTY" means any and all United States and foreign:
(a) patents (including, without limitation, utility patents, design patents, reissued and reexamined patents industrial designs and utility models), inventors certificates and patent applications (including docketed patent disclosures awaiting filing determination or preparation, reissues, revisions, reexaminations, divisions, continuations, continuations-in-part and extensions), all extensions, the right to claim priority, and any improvements to any of the foregoing; (b) trademarks, trade names, service marks, service names, fictitious names, telephone numbers, trade dress, symbols, marks, logos, business and product names, slogans and rights to obtain renewals and extensions thereof and registrations and applications for registration thereof together with all translations, adaptations, derivations, and combinations thereof; (c) works authorship (whether or not copyrightable and/or registerable and whether or not registered), including, without limitation, work of art and computer software, patterns and designs and copyright registrations, registration applications and rights to obtain renewals and extensions thereof; (d) inventions (whether patentable or unpatentable and whether or not reduced to practice), processes, designs, formulae, trade secrets, proprietary knowledge, know-how, industrial models, technical information, manufacturing, engineering and technical drawings, product specifications, compositions, customer and supplier lists, research and development, manufacturing and production processes and techniques, price and cost information and strategic plans and all other confidential business and commercial information; (e) mask work and other semiconductor chip rights and registrations thereof; (f) computer software and all related data, user and system documentation, source code, and functional and design specifications; (g) intellectual property rights similar to any of the foregoing; (h) all books, records, documents, drawings, tapes, disks or other media or tangible embodiments of any of the foregoing (in whatever form or media, including electronic and magnetic media) and (i) all goodwill pertaining to any of the foregoing.

         "INTERESTS" as defined in Section 2.06(a) of the Agreement.

         "INTERIM BALANCE SHEET" as defined in Section 6.05(a) of the Agreement.

         "INTERIM FINANCIAL STATEMENTS" as defined in Section 6.05(a) of the Agreement.

         "INVENTORIES" as defined in Section 2.02(b) of the Agreement.

         "LEGAL DISPUTE" as defined in Section 11.11(a) of the Agreement.

         "LEGAL REQUIREMENT" means any federal, state, local, municipal, foreign, international, or administrative, constitution, law, ordinance, principle of common law, regulation, statute, treaty or order, as in effect on the date hereof and as amended, re-enacted, consolidated or replaced or as their application is modified from time to time, and whether before or after the date of this Agreement. Any reference in this Agreement to any specific Legal Requirement of a jurisdiction shall be deemed to include in respect of any other jurisdiction the applicable Legal Requirement in such other jurisdiction which is most similar to such referenced Legal Requirement.

         "LIEN" means, except for Permitted Liens, any other lien, mortgage, security interest, pledge, deed of trust, option to purchase, right of first refusal or first offer, or lease, restriction, easement, covenant restriction, cloud, claim, community property interest, equitable interest or other charge or encumbrance upon or with respect to any real or personal, tangible or intangible, right or property of any character whatsoever.

         "LISTED ORDER" as defined in Section 6.16(a) of the Agreement.

         "LISTED PERMITS" as defined in Section 2.02(c) of the Agreement.


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         "MARKS" as defined in Section 6.22(a) of the Agreement.

         "MATERIAL ADVERSE EFFECT" as defined in Section 6.07(a) of the Agreement.

         "MEGTEC" means MEGTEC Systems, Inc.

         "MEGTEC BENEFIT PLANS" as defined in Section 9.01(a) of the Agreement.

         "MEGTEC ENTITY" as defined in Section 11.02 of the Agreement.

         "MEGTEC'S KNOWLEDGE" as defined in Section 1.04 of the Agreement.

         "MIGRATE" means seeping, leaching, or other movement of Hazardous Substances through the soil, land, surface or subsurface strata, surface or ground water or sediments.

         "NEUTRAL ACCOUNTANTS" as defined in Section 3.04(c) of the Agreement.

         "ORDER" as defined in Section 6.16(a) of the Agreement.

         "OTHER CONTRACTS" as defined in Section 2.02(g) of the Agreement.

         "PATENT APPLICATIONS" as defined in Section 6.22(a) of the Agreement.

         "PATENTS" as defined in Section 6.22(a) of the Agreement.

         "PARTIES" as defined in Section 1.02 of the Agreement.

         "PENSION PLANS" as defined in Section 6.26(a) of the Agreement.


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
         "PERMITS" means any authorization, approval, franchise, orders, consent, license, permit, registration, waiver or certificate issued, granted, given, or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

         "PERMITTED LIENS" means any and all: (i) zoning, subdivision and other real property related ordinances and regulations which do not prohibit or restrict the present use of any of the Roll Handling Group Facilities; (ii) taxes and assessments both general and special which are a lien but not yet due and payable at the Closing Time and provided for on the face of the Final Statement; (iii) liens, easements, covenants, conditions, reservations and restrictions of record, if any, as have been approved in writing by MEGTEC prior to the Closing Time; (iv) materialmen's, mechanics', repairmen's, contractors', operators' or other similar Liens or charges incidental to construction, maintenance or operation of any Roll Handling Group Facilities and securing obligations provided for on the face of the Final Statement; and (v) the items listed on EXHIBIT Z.

         "PERSON" means any individual, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, estate, trust, organization, labor union, Governmental Authority or other legal entity of any kind, other than the Parties.

         "PERSONAL PROPERTY LEASES" as defined in Section 2.02(h) of the Agreement.

         "PREPAIDS" as defined in Section 2.02(o) of the Agreement.

         "PROCEEDING" as defined in Section 5.06 of the Agreement.

         "PURCHASE PRICE" as defined in Section 3.01 of the Agreement.


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
         "PURCHASE PRICE ADJUSTMENT" as defined in Section 3.04(a) of the Agreement.

         "PURCHASED ASSETS" as defined in Section 2.02 of the Agreement.

         "RCRA" means the United States Resource Conservation and Recovery Act.

         "REAL ESTATE LEASES" as defined in Section 2.02(s) of the Agreement.

         "RECEIVABLES" as defined in Section 2.02(i) of the Agreement.

         "RELATED PERSON" means with respect to any Person: (i) any Affiliate of such Person or of any shareholder, officer, director or employee of such Person, and (ii) any shareholder, officer, director or employee of such Person.

         "RESTRICTED PERIOD" as defined in Section 8.02(a) of the Agreement.

         "RETAINED ACCOUNTS PAYABLE" as defined in Section 2.10(a) of the Agreement.

         "RETAINED ACCRUED EXPENSES" as defined in Section 2.10(b) of the Agreement.

         "RETAINED ASSETS" as defined in Section 2.09 of the Agreement.

         "RETAINED BUSINESS RECORDS" as defined in Section 2.09(q) of the Agreement.

         "RETAINED CASH" as defined in Section 2.09(s) of the Agreement.


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
         "RETAINED CUSTOMER CONTRACTS" as defined in Section 2.09(f) of the Agreement.

         "RETAINED FIXED ASSETS" as defined in Section 2.09(a) of the Agreement.

         "RETAINED INVENTORIES" as defined in Section 2.09(b) of the Agreement.

         "RETAINED LISTED PERMITS" as defined in Section 2.09(c) of the Agreement.

         "RETAINED LEASES" as defined in Section 2.09(h) of the Agreement.

         "RETAINED OTHER CONTRACTS" as defined in Section 2.09(g) of the Agreement.

         "RETAINED PREPAIDS" as defined in Section 2.09(o) of the Agreement.

         "RETAINED RECEIVABLES" as defined in Section 2.09(i) of the Agreement.

         "RETAINED SHARED INTELLECTUAL PROPERTY" as defined in Section 2.09(p) of the Agreement.

         "RETAINED SUPPLIER CONTRACTS" as defined in Section 2.09(e) of the Agreement.

         "ROCKFORD FACILITY" means the facility owned by Baldwin Enkel and located at 8155 Burden Road, Rockford, Illinois 61132.

         "ROLL HANDLING BUSINESS" as defined in the Recitals of the Agreement.

         "ROLL HANDLING GROUP" as defined in the Recitals of the Agreement.


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
         "ROLL HANDLING GROUP FACILITIES" as defined in Section 6.12(a) of the Agreement.

         "SCHEDULE" means the schedule delivered by Baldwin Asia, Baldwin Enkel and Baldwin Technology with this Agreement.

         "SEQUA" means Sequa Corporation.

         "SHANGHAI FACILITY" means the facility leased by Baldwin Printing and located at 799 Wu Bao Road, Min Hang District, Shanghai 201101 China.

         "SHARED INTELLECTUAL PROPERTY" means any Intellectual Property shared by Baldwin Technology or any of its Affiliates (except any member of the Roll Handling Group), on the one hand, and any member of the Roll Handling Group, on the other hand.

         "SHARED MARKS" as defined in Section 6.23(a) of the Agreement.

         "SHARED PATENT APPLICATIONS" as defined in Section 6.23(a) of the Agreement.

         "SHARED PATENTS" as defined in Section 6.23(a) of the Agreement.

         "SIGNIFICANT CUSTOMERS" means with respect to the Business the ten customers to whom the Business had the highest sales in each of the years ended June 30, 1999 and 2000 and during the period July 1, 2001 to May 31, 2001.

         "SIGNIFICANT SUPPLIERS" as defined in Section 6.34(a) of the Agreement.


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
         "SOLE DISCRETION" as defined in Section 1.03 of the Agreement.

         "SUPPLEMENT" as defined in Section 7.08 of the Agreement.

         "SUPPLIER CONTRACTS" as defined in Section 2.02(e) of the Agreement.

         "TSCA" means the United States Toxic Substances Control Act.

         "TAX RETURN" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

         "TAXES" means all taxes, levies, imposts, fees, duties and other like charges of any nature whatsoever imposed by a Governmental Authority responsible for the imposition of any such Tax ("Taxing Authority"), including, without limiting the generality of the foregoing, all income, sales, use, ad valorem, stamp, transfer, payroll, franchise and intangible taxes and fees of any nature upon properties or assets, whether tangible or intangible, or upon the income, receipts, payrolls, transactions, net worth, capital, investment or franchise of a person or entity (including all sales, use, withholding and other taxes which a person or entity is required by law to collect and pay over to, or to pay to, any Taxing Authority), together with any and all additions thereto and penalties and interest payable with respect thereto or to any assessment or collection thereof.

         "TAXING AUTHORITY" is defined under the definition of Taxes.


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
         "THIRD PARTY CLAIM" means with respect to any party, the assertion of a claim or demand or commencement of any Proceeding against such party by any Person.

         "THREATENED" means a Proceeding, claim, dispute, action, or other matter will be deemed to have been "Threatened" if any demand or statement has been made in writing or any notice has been given in writing, or if any other event has occurred or any other circumstances exists, in each case, of which Baldwin has Knowledge, that would lead a prudent person to conclude that such Proceeding, claim, dispute, action, or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future.

         "THRESHOLD AMOUNT" as defined in Section 11.05(e) of the Agreement.

         "TRANSFER" as defined in Section 2.06(a) of the Agreement.

         "TRANSFERRED ASSETS" as defined in Section 2.07 of the Agreement.

         "TRANSFERRED EMPLOYEES" as defined in Section 9.01 of the Agreement.

          "WARN" as defined in Section 6.25(g) of the Agreement.

         "WELFARE PLANS" as defined in Section 6.26(a) of the Agreement.

         "YEAR-END FINANCIALS" as defined in Section 6.05(a) of the Agreement.


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